Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012	Jan. 31, 2013 Common Shares	Jan. 31, 2013 Series A Common Shares
Entity Registrant Name	TELEPHONE & DATA SYSTEMS INC /DE/
Entity Central Index Key	0001051512
Document Type	10-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float		$ 1,725,979,289
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	TDS
Entity Common Stock, Shares Outstanding			100,876,000	7,160,000

Consolidated Statement Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
Operating revenues	$ 5,345,277	$ 5,180,471	$ 4,986,829
Operating expenses
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	2,272,570	2,050,644	1,924,863
Selling, general and administrative expense	2,033,901	2,002,359	1,998,463
Depreciation, amortization and accretion expense	813,626	765,776	755,649
Loss on impairment of assets	515
(Gain) loss on asset disposals and exchanges, net	19,741	(810)	11,763
(Gain) loss on sale of business and other exit costs, net	21,061
Total operating expenses	5,161,414	4,817,969	4,690,738
Operating income	183,863	362,502	296,091
Investment and other income (expense)
Equity in earnings of unconsolidated entities	92,867	82,538	98,074
Interest and dividend income	9,248	9,145	10,508
Gain (loss) on investment	(3,718)	24,103
Interest expense	(86,745)	(118,201)	(116,810)
Other, net	720	3,658	(2,089)
Total investment and other income (expense)	12,372	1,243	(10,317)
Income before income taxes	196,235	363,745	285,774
Income tax expense	73,582	113,503	95,188
Net income	122,653	250,242	190,586
Less: Net income attributable to noncontrolling interests, net of tax	(40,792)	(49,676)	(45,737)
Net income attributable to TDS shareholders	81,861	200,566	144,849
Preferred dividend requirement	(50)	(50)	(50)
Net income available to common	$ 81,811	$ 200,516	$ 144,799
Basic weighted average shares outstanding	108,671	108,562	110,016
Basic earnings per share attributable to TDS shareholders	$ 0.75	$ 1.85	$ 1.32
Diluted weighted average shares outstanding	108,937	109,098	110,488
Diluted earnings per share attributable to TDS shareholders	$ 0.75	$ 1.83	$ 1.31
Dividends per share	$ 0.49	$ 0.47	$ 0.45

Consolidated Statement Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statement of Comprehensive Income
Net income	$ 122,653	$ 250,242	$ 190,586
Net change in accumulated other comprehensive income
Change in net unrealized gain (loss) on equity investments	49	138	84
Change in foreign currency translation adjustment	4
Change related to retirement plan
Net actuarial gains (losses)	90	(9,625)	1,180
Amortization of prior service cost	(3,735)	(3,815)	(3,815)
Amortization of unrecognized net loss	2,517	1,934	2,158
Total gains (losses) recognized in Comprehensive Income before income tax benefit (expense)	(1,128)	(11,506)	(477)
Change in deferred income taxes	1,797	5,722	(105)
Change related to retirement plan, net of tax	669	(5,784)	(582)
Net change in accumulated other comprehensive income	722	(5,646)	(498)
Comprehensive income	123,375	244,596	190,088
Less: Comprehensive income attributable to noncontrolling interest	(40,792)	(49,676)	(45,737)
Comprehensive income attributable to TDS shareholders	$ 82,583	$ 194,920	$ 144,351

Consolidated Statement Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities
Net income	$ 122,653	$ 250,242	$ 190,586
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion expense	813,626	765,776	755,649
Bad debts expense	74,695	68,611	83,098
Stock-based compensation expense	41,871	36,837	35,128
Deferred income taxes, net	58,785	202,547	76,391
Equity in earnings of unconsolidated entities	(92,867)	(82,538)	(98,074)
Distributions from unconsolidated entities	84,884	92,231	100,845
Loss on impairment of assets	515
(Gain) loss on asset disposals and exchanges, net	19,741	(810)	11,763
(Gain) loss on sale of business and other exit costs, net	21,061
(Gain) loss on investment	3,718	(24,103)
Noncash interest expense	(572)	18,849	9,733
Other operating activities	1,393	1,067	383
Changes in assets and liabilities from operations
Accounts receivable	(81,107)	(95,426)	(79,182)
Inventory	(29,917)	(13,382)	40,657
Accounts payable	(12,332)	29,291	(47,759)
Customer deposits and deferred revenues	32,981	35,457	6,478
Accrued taxes	77,458	(27,871)	(95,284)
Accrued interest	(891)	3,351	(7,680)
Other assets and liabilities	(30,523)	(4,418)	93,475
Cash flows from operating activities	1,105,172	1,255,711	1,076,207
Cash flows from investing activities
Cash used for additions to property, plant and equipment	(995,517)	(971,759)	(739,222)
Cash paid for acquisitions and licenses	(163,382)	(105,508)	(81,691)
Cash paid for investments	(120,000)	(180,920)	(493,750)
Cash received for divestitures	50,182
Cash received for investments	243,444	393,246	106,255
Other investing activities	(12,796)	(1,148)	370
Cash flows from investing activities	(998,069)	(866,089)	(1,208,038)
Cash flows from financing activities
Repayment of short-term debt		(32,671)
Repayment of long-term debt	(2,566)	(614,639)	(220,249)
Issuance of long-term debt	195,358	643,700	225,648
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	(1,119)	32	309
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(2,205)	1,935	509
Repurchase of TDS Common and Special Common Shares	(20,026)	(21,500)	(68,053)
Repurchase of U.S. Cellular Common Shares	(20,045)	(62,294)	(52,827)
Dividends paid	(53,165)	(48,670)	(47,202)
Payment of debt issuance costs	(8,242)	(21,657)	(12,533)
Distributions to noncontrolling interests	(20,856)	(16,236)	(19,630)
Payments to acquire additional interest in subsidiaries	(3,167)		(9,248)
Other financing activities	6,136	3,970	2,321
Cash flows from financing activities	70,103	(168,030)	(200,955)
Net increase (decrease) in cash and cash equivalents	177,206	221,592	(332,786)
Cash and cash equivalents
Beginning of period	563,275	341,683	674,469
End of period	$ 740,481	$ 563,275	$ 341,683

Consolidated Balance Sheet (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets
Cash and cash equivalents	$ 740,481	$ 563,275
Short-term investments	115,700	246,273
Accounts receivable
Due from customers, less allowances of $28,152 and $25,738, respectively	409,720	393,978
Other, less allowances of $5,263 and $5,333, respectively	164,608	148,599
Inventory	160,692	130,044
Net deferred income tax asset	43,411	40,898
Prepaid expenses	86,385	80,628
Income taxes receivable	9,625	85,636
Other current assets	32,815	16,349
Total current assets	1,763,437	1,705,680
Assets held for sale	163,242	49,647
Investments
Licenses	1,480,039	1,494,014
Goodwill	797,194	797,077
Other intangible assets, net of accumulated amortization of $143,613 and $131,101, respectively	58,522	50,734
Investments in unconsolidated entities	179,921	173,710
Long-term investments	50,305	45,138
Other investments	824	3,072
Total investments	2,566,805	2,563,745
Property, plant and equipment
In service and under construction	10,808,499	10,197,596
Less: Accumulated depreciation	6,811,233	6,413,061
Property, plant and equipment, net	3,997,266	3,784,535
Other assets and deferred charges	133,150	97,398
Total assets	8,623,900	8,201,005
Current liabilities
Current portion of long-term debt	1,233	1,509
Accounts payable	377,291	364,746
Customer deposits and deferred revenues	222,345	207,633
Accrued interest	6,565	7,456
Accrued taxes	48,237	41,069
Accrued compensation	134,932	107,719
Other current liabilities	134,005	144,001
Total current liabilities	924,608	874,133
Liabilities held for sale	19,594	1,051
Deferred liabilities and credits
Net deferred income tax liability	862,580	808,713
Other deferred liabilities and credits	438,727	383,567
Long-term debt	1,721,571	1,529,857
Commitments and contingencies
Noncontrolling interests with redemption features	493	1,005
TDS shareholders' equity
Series A Common and Common Shares	1,327	1,326
Capital in excess of par value	2,304,122	2,268,711
Treasury shares at cost:	(750,099)	(750,921)
Accumulated other comprehensive loss	(8,132)	(8,854)
Retained earnings	2,464,318	2,451,899
Total TDS shareholders' equity	4,011,536	3,962,161
Preferred shares	825	830
Noncontrolling interests	643,966	639,688
Total equity	4,656,327	4,602,679
Total liabilities and equity	$ 8,623,900	$ 8,201,005

Consolidated Balance Sheet Parenthetical (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets
Due from customers, less allowances of $28,152 and $25,738, respectively	$ 28,152	$ 25,738
Other, less allowances of $5,263 and $5,333, respectively	5,263	5,333
Investments
Other intangible assets, net of accumulated amortization of $143,613 and $131,101, respectively	143,613	131,101
TDS shareholders' equity
Authorized shares	290,000,000	290,000,000
Issued shares	132,672,000	132,621,000
Outstanding shares	108,031,000	108,456,000
Par value	1,327	1,326
Treasury shares at cost:	24,641,000	24,165,000
Series A Common Shares
TDS shareholders' equity
Authorized shares	25,000,000	25,000,000
Issued shares	7,160,000	7,119,000
Outstanding shares	7,160,000	7,119,000
Par value per share	$ 0.01	$ 0.01
Par value	72	71
Common Shares
TDS shareholders' equity
Authorized shares	265,000,000	265,000,000
Issued shares	125,512,000	125,502,000
Outstanding shares	100,871,000	101,337,000
Par value per share	$ 0.01	$ 0.01
Par value	$ 1,255	$ 1,255
Treasury shares at cost:	24,641,000	24,165,000

Consolidated Statement of Changes in Equity (USD $) In Thousands, unless otherwise specified		Total	Series A Common , Special Common and Common Shares	Capital in Excess of Par Value	Treasury Shares	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total TDS Shareholders' Equity	Preferred Shares	Noncontrolling Interests
Beginning balance at Dec. 31, 2009		$ 4,430,671	$ 1,270	$ 2,088,807	$ (681,649)	$ (2,710)	$ 2,361,560	$ 3,767,278	$ 832	$ 662,561
Add (deduct)
Net income attributable to TDS shareholders		144,849					144,849	144,849
Net income attributable to noncontrolling interests classified as equity		45,644								45,644
Net unrealized gain (loss) on equity investments		84				84		84
Changes related to retirement plan		(582)				(582)		(582)
Common, Special Common and Series A Common Shares dividends		(47,152)					(47,152)	(47,152)
Preferred dividend requirement		(50)					(50)	(50)
Repurchase of Preferred Shares		(3)					(1)	(1)	(2)
Repurchase of shares		(68,053)			(68,053)			(68,053)
Dividend reinvestment plan		4,067		1,858	5,492		(3,283)	4,067
Incentive and compensation plans		742		551	5,515		(5,324)	742
Adjust investment in subsidiaries for repurchases, issuances, other compensation plans and noncontrolling interest purchases		(41,699)		(137)				(137)		(41,562)
Stock-based compensation awards		17,084		17,084				17,084
Tax windfall (shortfall) from stock awards		(234)		(234)				(234)
Distributions to noncontrolling interests		(19,630)								(19,630)
Ending balance at Dec. 31, 2010		4,465,738	1,270	2,107,929	(738,695)	(3,208)	2,450,599	3,817,895	830	647,013
Add (deduct)
Net income attributable to TDS shareholders		200,566					200,566	200,566
Net income attributable to noncontrolling interests classified as equity		49,505								49,505
Net unrealized gain (loss) on equity investments		138				138		138
Changes related to retirement plan		(5,784)				(5,784)		(5,784)
Common, Special Common and Series A Common Shares dividends		(48,620)					(48,620)	(48,620)
Preferred dividend requirement		(50)					(50)	(50)
Repurchase of shares		(21,500)			(21,500)			(21,500)
Dividend reinvestment plan		3,672		1,087	5,260		(2,675)	3,672
Incentive and compensation plans		476		279	4,014		(3,817)	476
Adjust investment in subsidiaries for repurchases, issuances, other compensation plans and noncontrolling interest purchases		(41,533)		(572)				(572)		(40,961)
Stock-based compensation awards		16,654		16,654				16,654
Tax windfall (shortfall) from stock awards		(697)		(697)				(697)
Distributions to noncontrolling interests		(16,236)								(16,236)
Impact of Share Consolidation		(17)	56	144,031			(144,104)	(17)
Other		367								367
Ending balance at Dec. 31, 2011		4,602,679	1,326	2,268,711	(750,921)	(8,854)	2,451,899	3,962,161	830	639,688
Add (deduct)
Net income attributable to TDS shareholders		81,861					81,861	81,861
Net income attributable to noncontrolling interests classified as equity		40,739								40,739
Net unrealized gain (loss) on equity investments		49				49		49
Change in foreign currency translation adjustment		4				4		4
Changes related to retirement plan		669				669		669
Common, Special Common and Series A Common Shares dividends		(53,115)					(53,115)	(53,115)
Preferred dividend requirement		(50)					(50)	(50)
Repurchase of Preferred Shares		(22)					(17)	(17)	(5)
Repurchase of shares		(20,026)			(20,026)			(20,026)
Dividend reinvestment plan		6,923	1	1,148	14,123		(8,349)	6,923
Incentive and compensation plans		(742)		444	6,725		(7,911)	(742)
Adjust investment in subsidiaries for repurchases, issuances, other compensation plans and noncontrolling interest purchases		1,306		16,968				16,968		(15,662)
Stock-based compensation awards	[1]	20,030		20,030				20,030
Tax windfall (shortfall) from stock awards	[2]	(3,179)		(3,179)				(3,179)
Distributions to noncontrolling interests		(20,856)								(20,856)
Other		57								57
Ending balance at Dec. 31, 2012		$ 4,656,327	$ 1,327	$ 2,304,122	$ (750,099)	$ (8,132)	$ 2,464,318	$ 4,011,536	$ 825	$ 643,966

[1]	Reflects TDS Corporate and TDS Telecom’s current year stock-based compensation awards impact on Capital in excess of par value. U.S. Cellular’s amounts are included in Adjust investment in subsidiaries for repurchases, issuances, other compensation plans, and noncontrolling interest purchases.
[2]	Reflects tax windfalls/(shortfalls) associated with the exercise of options and the vesting of restricted stock awards of TDS Common Shares and TDS Special Common Shares. U.S. Cellular’s tax windfalls/(shortfalls) associated with the exercise of options and vesting of restricted stock awards of U.S. Cellular are included in Adjust investment in subsidiaries for repurchases, issuances, other compensation plans, and noncontrolling interest purchases.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Summary of Significant Accounting Policies Disclosure

Nature of Operations

Telephone and Data Systems, Inc. (“TDS”) is a diversified telecommunications company providing high-quality telecommunications services to approximately 5.8 million wireless customers and 1.0 million wireline customer connections at December 31, 2012. TDS conducts substantially all of its wireless operations through its 84%-owned subsidiary, United States Cellular Corporation (“U.S. Cellular”). TDS provides wireline services through its incumbent local exchange carrier (“ILEC”) and competitive local exchange carrier (“CLEC”), and provides hosted and managed services (“HMS”), under its wholly-owned subsidiary, TDS Telecommunications Corporation (“TDS Telecom”). TDS conducts printing and distribution services through its majority-owned subsidiary, Suttle-Straus, Inc. (“Suttle-Straus”) and provides wireless services through its majority-owned subsidiary, Airadigm Communications, Inc. (“Airadigm”), a Wisconsin-based service provider. Airadigm operates independently from U.S. Cellular and at this time, there are no plans to combine the operations of these subsidiaries. Suttle-Straus and Airadigm's financial results were not significant to TDS' operations in 2012.

Prior to 2012, TDS had reported the following business segments: U.S. Cellular, ILEC (which included HMS operations), CLEC, and Non-Reportable Segment which includes Suttle-Straus and Airadigm. TDS' Corporate operations and intercompany eliminations have been included in “Other Reconciling Items” for purposes of business segment disclosure. As a result of recent acquisitions and changes in TDS' strategy, operations, personnel and internal reporting, TDS reevaluated and changed its reportable business segments in the quarter ended March 31, 2012. As a result, TDS' business segments reflected in this Annual Report on Form 10-K for the year ended December 31, 2012, are U.S. Cellular, ILEC, CLEC, HMS and the Non-Reportable Segment. Periods presented for comparative purposes have been re-presented to conform to this revised presentation. All of TDS' segments operate only in the United States except for HMS, which includes an insignificant foreign operation. See Note 17 — Business Segment Information for summary financial information on each business segment.

On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby (a) each Special Common Share was reclassified as a Common Share on a one-for-one basis, (b) each Common Share was reclassified as 1.087 Common Shares, and (c) each Series A Common Share was reclassified as 1.087 Series A Common Shares. Shares outstanding at December 31, 2011, as well as the weighted average number of shares used in basic and diluted earnings per share as of the beginning of 2011 and all prior periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation. See Note 15 — Common Shareholders' Equity for additional information.

Principles of Consolidation

The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of TDS, its majority-owned subsidiaries, general partnerships in which it has a majority partnership interest and variable interest entities (“VIEs”) in which TDS is the primary beneficiary. Both VIE and primary beneficiary represent terms defined by GAAP.

Intercompany accounts and transactions have been eliminated.

Reclassifications

Certain prior year amounts have been reclassified to conform to the 2012 financial statement presentation. These reclassifications did not affect consolidated net income attributable to TDS shareholders, cash flows, assets, liabilities or equity for the years presented.

Business Combinations

TDS accounts for business combinations at fair value in accordance with the acquisition method. This method requires that the acquirer recognize 100% of the acquiree's assets and liabilities at their fair values on the acquisition date for all acquisitions, whether full or partial. In addition, transaction costs related to acquisitions are expensed.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, depreciation, amortization and accretion, allowance for doubtful accounts, loyalty reward points, and income taxes.

Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term, highly liquid investments with original maturities of three months or less.

Short-Term and Long-Term Investments

At December 31, 2012 and 2011, TDS had $115.7 million and $246.3 million in Short-term investments and $50.3 million and $45.1 million in Long-term investments, respectively. Short-term and Long-term investments consist primarily of U.S. treasuries which are designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet. For these investments, TDS' objective is to earn a higher rate of return on funds that are not anticipated to be required to meet liquidity needs in the near term, while maintaining a low level of investment risk. See Note 3 — Fair Value Measurements for additional details on Short-term and Long-term investments.

Accounts Receivable and Allowance for Doubtful Accounts

U.S. Cellular's accounts receivable consist primarily of amounts owed by customers pursuant to service contracts and for equipment sales, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular's wireless systems.

TDS Telecom's accounts receivable primarily consist of amounts owed by customers for services provided, by interexchange carriers for long-distance traffic which TDS Telecom carries on its network, and by interstate and intrastate revenue pools that distribute access charges.

The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing accounts receivable. The allowance is estimated based on historical experience and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. TDS does not have any off-balance sheet credit exposure related to its customers.

The changes in the allowance for doubtful accounts during the years ended December 31, 2012, 2011 and 2010 were as follows:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Beginning balance	$31,071	$35,007	$37,623
Additions, net of recoveries	74,695	68,611	83,098
Deductions	(72,351)	(72,547)	(85,714)
Ending balance	$33,415	$31,071	$35,007

Inventory

Inventory consists primarily of wireless devices stated at the lower of cost or market, with cost determined using the first-in, first-out method and market determined by replacement costs or estimated net realizable value. TDS Telecom's materials and supplies are stated at average cost.

Fair Value Measurements

Under the provisions of GAAP, fair value is a market-based measurement and not an entity-specific measurement, based on an exchange transaction in which the entity sells an asset or transfers a liability (exit price). The provisions also establish a fair value hierarchy that contains three levels for inputs used in fair value measurements. Level 1 inputs include quoted market prices for identical assets or liabilities in active markets. Level 2 inputs include quoted market prices for similar assets and liabilities in active markets or quoted market prices for identical assets and liabilities in inactive markets. Level 3 inputs are unobservable. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. A financial instrument's level within the fair value hierarchy is not representative of its expected performance or its overall risk profile and, therefore, Level 3 assets are not necessarily higher risk than Level 2 assets or Level 1 assets.

Licenses

Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (“FCC”) licenses to provide wireless service.

TDS has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

  Radio spectrum is not a depleting asset.

  The ability to use radio spectrum is not limited to any one technology.

  TDS and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.

  TDS and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years. To date, all of TDS' license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. TDS believes that it is probable that its future license renewal applications will be granted.

Goodwill

TDS has Goodwill as a result of its acquisitions of wireless businesses, the acquisition of ILECs, HMS companies and, under previous business combination guidance in effect prior to 2009, step acquisitions related to U.S. Cellular's repurchase of its common shares. Such Goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions.

Goodwill and Licenses Impairment Assessment

Goodwill and Licenses must be assessed for impairment annually or more frequently if events or changes in circumstances indicate that such assets might be impaired. TDS performs its annual impairment assessment of Goodwill and Licenses as of November 1 of each year.

The impairment test for Goodwill is a two-step process. The first step compares the fair value of the reporting unit to its carrying value. If the carrying amount exceeds the fair value, the second step of the test is performed to measure the amount of impairment loss, if any. The second step compares the implied fair value of reporting unit Goodwill with the carrying amount of that Goodwill. To calculate the implied fair value of Goodwill in this second step, an enterprise allocates the fair value of the reporting unit to all of the assets and liabilities of that reporting unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value was the price paid to acquire the reporting unit. The excess of the fair value of the reporting unit over the amount assigned to the assets and liabilities of the reporting unit is the implied fair value of Goodwill. If the carrying amount of Goodwill exceeds the implied fair value of Goodwill, an impairment loss is recognized for that difference.

The impairment test for an indefinite-lived intangible asset other than Goodwill consists of comparing the fair value of the intangible asset to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of an intangible asset or reporting unit and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. Other valuation techniques include present value analysis, multiples of earnings or revenues, or similar performance measures. The use of these techniques involve assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate, and other inputs. Different assumptions for these inputs could create materially different results.

U.S. Cellular tests Goodwill for impairment at the level of reporting referred to as a reporting unit. For purposes of its impairment testing of Goodwill in 2012 and 2011, U.S. Cellular identified five reporting units. The five reporting units represent five geographic groupings of FCC licenses, representing five geographic service areas.

A discounted cash flow approach was used to value each reporting unit for purposes of the Goodwill impairment review by using value drivers and risks specific to the current industry and economic markets. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value. Key assumptions made in this process were the discount rate, estimated expected revenue growth rate, projected capital expenditures and the terminal growth rate.

U.S. Cellular tests Licenses for impairment at the level of reporting referred to as a unit of accounting. For purposes of its 2012 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into thirteen units of accounting based on geographic service areas. One unit of accounting includes the licenses to be transferred as a result of the Divestiture Transaction more fully described in Note 7 — Acquisitions, Divestitures and Exchanges. For purposes of its 2011 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into twelve units of accounting based on geographic service areas. In both 2012 and 2011 testing, seven of the units of accounting represented geographic groupings of licenses which, because they were not being utilized and, therefore, were not expected to generate cash flows from operating activities in the foreseeable future, were considered separate units of accounting for purposes of impairment testing.

U.S. Cellular estimates the fair value of built licenses for purposes of impairment testing using the build-out method. The build-out method estimates the fair value of Licenses by calculating future cash flows from a hypothetical start-up wireless company and assuming that the only assets available upon formation are the underlying Licenses. To apply this method, a hypothetical build-out of the company's wireless network, infrastructure, and related costs are projected based on market participant information. Calculated cash flows, along with a terminal value, are discounted to the present and summed to determine the estimated fair value.

For units of accounting which consist of unbuilt licenses, U.S. Cellular prepares estimates of fair value by reference to prices paid in recent auctions and market transactions where available. If such information is not available, the fair value of the unbuilt licenses is assumed to change by the same percentage, and in the same direction, that the fair value of built licenses measured using the build-out method changed during the period.

TDS Telecom has recorded Goodwill as a result of the acquisition of ILEC and HMS companies. For purposes of the annual impairment testing, TDS Telecom has four reporting units: one reporting unit within its ILEC reportable operating segment and three reporting units within its HMS reportable operating segment. For purposes of its annual impairment testing of Goodwill, as of November 1, 2011, TDS Telecom identified two reporting units within its ILEC reportable operating segment. TDS Telecom's change in reporting units resulted from an additional acquisition and TDS' reevaluation of its reportable business segments, more fully described above.

The discounted cash flow approach and publicly-traded guideline company method were used to value the reporting units in 2012. The publicly-traded guideline company method and recent transaction method were used to value the reporting units in 2011.

The discounted cash flow approach uses value drivers and risks specific to the industry and current economic factors. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value and may not be indicative of TDS Telecom's specific assumptions. The most significant assumptions made in this process were the revenue growth rate, discount rate, projected capital expenditures and the terminal growth rate.

The publicly-traded guideline company method develops an indication of fair value by calculating average market pricing multiples for selected publicly-traded companies using multiples of various financial measures. The recent transaction method calculates market pricing multiples based upon recent acquisitions of similar businesses.  In both the publicly-traded guideline company method and the recent transaction method, the developed multiples were applied to applicable financial measures of the respective reporting unit to determine fair value. Given the nature of this methodology, no specific consideration of the economic environment was considered since those factors would be inherent in the multiples used.

Investments in Unconsolidated Entities

Investments in unconsolidated entities consist of amounts invested in wireless and wireline entities in which TDS holds a noncontrolling interest. TDS follows the equity method of accounting for such investments in which its ownership interest equals or exceeds 20% for corporations and equals or exceeds 3% for partnerships and limited liability companies. The cost method of accounting is followed for such investments in which TDS' ownership interest is less than 20% for corporations and is less than 3% for partnerships and limited liability companies, and for investments for which TDS does not have the ability to exercise significant influence.

For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment

Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to Cost of services and products or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with removal cost less any salvage realized, to (Gain) loss on asset disposals and exchanges, net.

Costs of developing new information systems are capitalized and amortized over their expected economic useful lives.

Depreciation

Depreciation is provided using the straight-line method over the estimated useful life of the assets, except for the ILEC segment, which uses the group depreciation method. The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually. TDS depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets' economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. Due to the Divestiture Transaction more fully described in Note 7 — Acquisitions, Divestitures and Exchanges, U.S. Cellular changed the useful lives of certain assets in 2012. There were no material changes to useful lives of property, plant and equipment in 2011 or 2010. TDS Telecom did not materially change the useful lives of its property, plant and equipment in 2012, 2011 or 2010.

Impairment of Long-lived Assets

TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired. The impairment test for tangible long-lived assets is a two-step process. The first step compares the carrying value of the asset (or asset group) with the estimated undiscounted cash flows over the remaining asset (or asset group) life. If the carrying value of the asset (or asset group) is greater than the undiscounted cash flows, the second step of the test is performed to measure the amount of impairment loss. The second step compares the carrying value of the asset to its estimated fair value. If the carrying value exceeds the estimated fair value (less cost to sell), an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of a tangible long-lived asset and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. A present value analysis of cash flow scenarios is often the best available valuation technique. The use of this technique involves assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate and other inputs. Different assumptions for these inputs could create materially different results.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2012 and 2011, U.S. Cellular had accrued $88.2 million and $75.3 million, respectively, for amounts due to agents. This amount is included in Other current liabilities in the Consolidated Balance Sheet.

Other Assets and Deferred Charges

Other assets and deferred charges include legal fees and other charges related to various borrowing instruments, and are amortized over the respective term of each instrument. The amounts for deferred charges included in the Consolidated Balance Sheet at December 31, 2012 and 2011 are shown net of accumulated amortization of $30.0 million and $25.2 million, respectively.

Asset Retirement Obligations

U.S. Cellular operates cell sites, retail stores and office spaces in its operating markets. A majority of these sites, stores and office spaces are leased. Most of these leases contain terms which require or may require U.S. Cellular to return the leased property to its original condition at the lease expiration date.

TDS Telecom owns poles, cable and wire and certain buildings and leases data center and office space and property used for housing central office switching equipment and fiber cable. These assets and leases often have removal or remediation requirements associated with them. For example, TDS Telecom's poles, cable and wire are often located on property that is not owned by TDS Telecom and are often subject to the provisions of easements, permits, or leasing arrangements. Pursuant to the terms of the permits, easements, or leasing arrangements, TDS Telecom is often required to remove these assets and return the property to its original condition at some defined date in the future.

TDS accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, TDS records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. The liability is accreted to its present value over a period ending with the estimated settlement date of the respective asset retirement obligation. The carrying amount of the long-lived asset is depreciated over the useful life of the asset. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability (including accretion of discount) is recognized in the Consolidated Statement of Operations.

Treasury Shares

Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. Treasury shares are reissued as part of TDS' stock-based compensation programs. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings. On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby each Special Common Share was reclassified as one Common Share on a one-for-one basis and each Common Share was reclassified as 1.087 Common Shares. See Note 15 — Common Shareholders' Equity for additional information.

Revenue Recognition

U.S. Cellular

Revenues from wireless operations consist primarily of:

  Charges for access, airtime, roaming, long distance, data and other value added services provided to U.S. Cellular's retail customers and to end users through third-party resellers;
  Charges to carriers whose customers use U.S. Cellular's systems when roaming;
  Sales of equipment and accessories;
  Amounts received from the Universal Service Fund (“USF”) in states where U.S. Cellular has been designated an Eligible Telecommunications Carrier (“ETC”); and
  Redemptions of loyalty reward points for products or services.

Revenues related to wireless services and other value added services are recognized as services are rendered. Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.

Revenues from sales of equipment and accessories are recognized when title and risk of loss passes to the agent or end-user customer.

U.S. Cellular allocates revenue to each element of multiple element service offerings using the relative selling price method. Under this method, arrangement consideration, which consists of the amounts billed to the customer net of any cash-based discounts, is allocated to each element on the basis of its relative selling price on a stand-alone basis. Such stand-alone selling price is determined in accordance with the following hierarchy:

  U.S. Cellular-specific objective evidence of stand-alone selling price, if available; otherwise
  Third-party evidence of selling price, if it is determinable; otherwise
  A best estimate of stand-alone selling price.

U.S. Cellular estimates stand-alone selling prices of the elements of its service offerings as follows:

  Wireless services – Based on the actual selling price U.S. Cellular offers when such plan is sold on a stand-alone basis, or if the plan is not sold on a stand-alone basis, U.S. Cellular's estimate of the price of such plan based on similar plans that are sold on a stand-alone basis.
  Wireless devices – Based on the selling price of the respective wireless device when it is sold on a stand-alone basis.
  Phone Replacement – Based on U.S. Cellular's estimate of the price of this service if it were sold on a stand-alone basis, which was calculated by estimating the cost of this program plus a reasonable margin.
  Loyalty reward points – By estimating the retail price of the products and services for which points may be redeemed and dividing such amount by the number of loyalty points required to receive such products and services. This is calculated on a weighted average basis and requires U.S. Cellular to estimate the percentage of loyalty points that will be redeemed for each product or service.

U.S. Cellular follows the deferred revenue method of accounting for its loyalty reward program. Under this method, revenue allocated to loyalty reward points is fully deferred as U.S. Cellular does not have sufficient historical data in which to estimate any portion of loyalty reward points that will not be redeemed. Revenue is recognized at the time of customer redemption or when such points have been depleted via a maintenance charge. U.S. Cellular periodically reviews and will revise the redemption and depletion rates as appropriate based on history and related future expectations. As of December 31, 2012 and 2011, U.S. Cellular had deferred revenue related to loyalty reward points outstanding of $56.6 million and $38.9 million, respectively. These amounts are recorded in Customer deposits and deferred revenues (a current liability account) in the Consolidated Balance Sheet, as customers may redeem their reward points within the current period.

Cash-based discounts and incentives, including discounts to customers who pay their bills through the use of on-line bill payment methods, are recognized as a reduction of Operating revenues concurrently with the associated revenue, and are allocated to the various products and services in the bundled offering based on their respective relative selling price.

In order to provide better control over wireless device quality, U.S. Cellular sells wireless devices to agents. U.S. Cellular pays rebates to agents at the time an agent activates a new customer or retains an existing customer in a transaction involving a wireless device. U.S. Cellular accounts for these rebates by reducing revenues at the time of the wireless device sale to the agent rather than at the time the agent activates a new customer or retains a current customer. Similarly, U.S. Cellular offers certain wireless device sales rebates and incentives to its retail customers and records the revenue net of the corresponding rebate or incentive. The total potential rebates and incentives are reduced by U.S. Cellular's estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

Prior to July 1, 2012, U.S. Cellular charged a service activation fee to customers. Activation fees charged at agent locations with the sale of service only, where U.S. Cellular did not sell a wireless device to the customer, were deferred and recognized over the average customer life. On July 1, 2012, U.S. Cellular discontinued the service activation fee and began charging a device activation fee. Device activation fees charged at agent locations, where U.S. Cellular does not also sell a wireless device to the customer, are deferred and recognized over the average device life. Device activation fees charged as a result of handset sales at Company-owned retail stores are recognized at the time the handset is delivered to the customer. GAAP requires that activation fees charged with the sale of equipment and service be allocated to the equipment and service based upon the relative selling prices of each item. This generally results in the recognition of the activation fee as additional wireless device revenue at the time of sale.

ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular's designation as an ETC in various states.

TDS Telecom

Revenue from ILEC and CLEC operations consist primarily of charges for:

  The provision of local telephone exchange service;
  Compensation for carrying long-distance voice and data traffic on TDS Telecom's local telephone networks, including compensation from USF's;
  Leasing, selling, installing and maintaining customer premise equipment;
  Providing broadband services;
  Providing hosted Voice over Internet Protocol (“VoIP”) solutions and other hosted services to business;
  Reselling long-distance services; and
  Selling Internet Protocol Television (“IPTV”) and satellite video service.

HMS operating revenues consist of colocation, dedicated hosting, hosted application management and cloud computing services, and planning, engineering, procurement, installation, sales and management of IT infrastructure hardware solutions.

Revenues are recognized as services are rendered. Activation fees charged are deferred and recognized over the average customer's service period.

TDS Telecom offers some products and services that are provided by third-party vendors, primarily satellite video service through its ILEC business, and third-party equipment maintenance contracts through its HMS business. TDS records these service revenues on a net basis.

TDS Telecom offers discounts and incentives to customers who receive certain groupings of products and services (bundled arrangements).  These discounts are recognized concurrently with the associated revenue and are allocated to the various products and services in the bundled offering based on their relative selling prices.

Discounts and cash incentives offered by TDS Telecom that are given directly to customers are recorded in the financial statements as a reduction of Operating revenues.

TDS Telecom's ILECs earn Wholesale revenues as a result of their participation in revenue pools with other telephone companies for interstate revenue and for certain intrastate revenue. Such pools are funded by long distance revenue and/or access charges within state jurisdictions and by access charges in the interstate jurisdiction. Wholesale revenues earned through the various pooling processes are recorded based on estimates following the National Exchange Carrier Association's rules as approved by the FCC.

Amounts Collected from Customers and Remitted to Governmental Authorities

TDS records amounts collected from customers and remitted to governmental authorities net within a tax liability account if the tax is assessed upon the customer and TDS merely acts as an agent in collecting the tax on behalf of the imposing governmental authority. If the tax is assessed upon TDS, then amounts collected from customers as recovery of the tax are recorded in Operating revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $152.4 million, $141.3 million and $154.0 million for 2012, 2011 and 2010, respectively.

Advertising Costs

TDS expenses advertising costs as incurred. Advertising costs totaled $240.9 million, $267.7 million and $273.0 million in 2012, 2011 and 2010, respectively.

Income Taxes

TDS files a consolidated federal income tax return. Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.

Stock-Based Compensation

TDS has established long-term incentive plans, dividend reinvestment plans, a Non-Employee Director compensation plan, and previously had an employee stock purchase plan before this was terminated in the fourth quarter of 2011. See Note 16 — Stock-based Compensation for additional information. The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required. All other plans are considered compensatory plans; therefore, recognition of compensation costs for grants made under these plans is required.

TDS values its share-based payment transactions using a Black-Scholes valuation model. Stock-based compensation cost recognized during the period is based on the portion of the share-based payment awards that are ultimately expected to vest. Accordingly, stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Pre-vesting forfeitures and expected life are estimated based on historical experience related to similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior. TDS believes that its historical experience provides the best estimates of future pre-vesting forfeitures and future expected life. The expected volatility assumption is based on the historical volatility of TDS' common stock over a period commensurate with the expected life. The dividend yield assumption is equal to the dividends declared in the most recent year as a percentage of the share price on the date of grant. The risk-free interest rate assumption is determined using the U.S. Treasury Yield Curve Rate with a term length that approximates the expected life of the stock options.

Compensation cost for stock option awards is recognized over the respective requisite service period of the awards, which is generally the vesting period, on a straight-line basis for each separate vesting portion of the awards as if the awards were, in-substance, multiple awards (graded vesting attribution method).

Operating Leases

TDS is a party to various lease agreements for office space, retail stores, cell sites and equipment that are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. TDS accounts for certain operating leases that contain rent abatements, lease incentives and/or fixed rental increases by recognizing lease revenue and expense on a straight-line basis over the lease term.

Recent Accounting Pronouncements

On July 27, 2012, the FASB issued Accounting Standards Update 2012-02, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment (“ASU 2012-02”). ASU 2012-02 is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment testing by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. As such, there is the possibility that quantitative assessments would not need to be performed if it is more likely than not that no impairment exists. TDS is required to adopt the provisions of ASU 2012-02 as of January 1, 2013. Early adoption is permitted. The adoption of ASU 2012-02 is not expected to have a significant impact on TDS' financial position or results of operations.

On February 5, 2013, the FASB issued Accounting Standards Update 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). ASU 2013-02 is intended to improve the reporting of reclassifications out of accumulated other comprehensive income. TDS is required to adopt the provisions of ASU 2013-02 as of January 1, 2013. Since ASU 2013-02 only requires additional disclosure, adoption will not have an impact on TDS' financial position or results of operations.

Noncontrolling Interests	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Noncontrolling Interests

NOTE 2 NONCONTROLLING INTERESTS

Impact of Changes in TDS Ownership

The following schedule discloses the effects of net income attributable to TDS shareholders and changes in TDS' ownership interest in U.S. Cellular on TDS' equity for 2012, 2011 and 2010:

Year Ended December 31,	2012	2011	2010

(Dollars in thousands)
Net income attributable to TDS shareholders	$81,861	$200,566	$144,849
Transfer (to) from the noncontrolling interests
Change in TDS’ Capital in excess of par value from U.S. Cellular's issuance of U.S. Cellular shares	(8,854)	(8,555)	(7,180)
Change in TDS’ Capital in excess of par value from U.S. Cellular’s repurchase of U.S. Cellular shares	4,789	(7,723)	(2,964)
Purchase of ownership in subsidiary from noncontrolling interest	4,397	-	(3,510)
Net transfers (to) from noncontrolling interests	332	(16,278)	(13,654)
Change from net income attributable to TDS shareholders and transfers (to) from noncontrolling interests	$82,193	$184,288	$131,195

Mandatorily Redeemable Noncontrolling Interests in Finite-Lived Subsidiaries

TDS' consolidated financial statements include certain noncontrolling interests that meet the GAAP definition of mandatorily redeemable financial instruments. These mandatorily redeemable noncontrolling interests represent interests held by third parties in consolidated partnerships and limited liability companies (“LLCs”), where the terms of the underlying partnership or LLC agreement provide for a defined termination date at which time the assets of the subsidiary are to be sold, the liabilities are to be extinguished and the remaining net proceeds are to be distributed to the noncontrolling interest holders and TDS in accordance with the respective partnership and LLC agreements. The termination dates of these mandatorily redeemable noncontrolling interests range from 2085 to 2107.

The settlement value or estimate of cash that would be due and payable to settle these noncontrolling interests, assuming an orderly liquidation of the finite-lived consolidated partnerships and LLCs on December 31, 2012, net of estimated liquidation costs, is $141.1 million.  This amount excludes redemption amounts recorded in Noncontrolling interests with redemption features in the Consolidated Balance Sheet.  The estimate of settlement value was based on certain factors and assumptions which are subjective in nature. Changes in those factors and assumptions could result in a materially larger or smaller settlement amount. TDS currently has no plans or intentions relating to the liquidation of any of the related partnerships or LLCs prior to their scheduled termination dates. The corresponding carrying value of the mandatorily redeemable noncontrolling interests in finite-lived consolidated partnerships and LLCs at December 31, 2012 was $51.1 million, and is included in Noncontrolling interests in the Consolidated Balance Sheet. The excess of the aggregate settlement value over the aggregate carrying value of these mandatorily redeemable noncontrolling interests is primarily due to the unrecognized appreciation of the noncontrolling interest holders' share of the underlying net assets in the consolidated partnerships and LLCs. Neither the noncontrolling interest holders' share, nor TDS' share, of the appreciation of the underlying net assets of these subsidiaries is reflected in the consolidated financial statements.

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Fair Value Measurements

NOTE 3 FAIR VALUE MEASUREMENTS

As of December 31, 2012 and 2011, TDS did not have any financial assets or liabilities that were required to be recorded at fair value in its Consolidated Balance Sheet in accordance with GAAP. However, TDS has applied the provisions of fair value accounting for purposes of computing the fair value of financial instruments for disclosure purposes as displayed below.

	Level within the Fair Value Hierarchy	December 31, 2012		December 31, 2011
		Book Value	Fair Value	Book Value	Fair Value
(Dollars in thousands)
Cash and cash equivalents	1	$740,481	$740,481	$563,275	$563,275
Short-term investments (1)(2)
Certificates of deposit	1	-	-	27,444	27,444
Government-backed securities (3)	1	115,700	115,700	218,829	218,829
Long-term investments (1)(4)
Government-backed securities (3)	1	50,305	50,339	45,138	45,310
Long-term debt (5)
Retail	1	1,178,250	1,238,204	983,250	1,043,549
Institutional and other	2	538,657	589,435	542,398	543,309

(1)	Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.

(2)	Maturities are less than twelve months from the respective balance sheet dates.

(3)	Includes U.S. treasuries and corporate notes guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program.

(4)	Maturities range between 14 and 23 months from the balance sheet date.

(5)	Excludes capital lease obligations and current portion of Long-term debt.

The fair values of Cash and cash equivalents and Short-term investments approximate their book values due to the short-term nature of these financial instruments. The fair values of Long-term investments were estimated using quoted market prices for the individual issuances. The fair value of Long-term debt, excluding capital lease obligations and the current portion of such Long-term debt, was estimated using market prices for TDS' 7.0% Senior Notes, 6.875% Senior Notes, 6.625% Senior Notes and 5.875% Senior Notes, and U.S. Cellular's 6.95% Senior Notes at December 31, 2012, and TDS' 7.0% Senior Notes, 6.875% Senior Notes and 6.625% Senior Notes, and U.S. Cellular's 6.95% Senior Notes at December 31, 2011. TDS' institutional debt is traded over the counter; therefore TDS estimated the fair value of its institutional and other debt through a discounted cash flow analysis using the interest rates or estimated yield to maturity for each borrowing, which ranged from 0.0% to 6.09% at December 31, 2012 and 0.00% to 6.85% at December 31, 2011.

Income Taxes	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Income Taxes

NOTE 4 INCOME TAXES

TDS' income taxes balances at December 31, 2012 and 2011 were as follows:

December 31,	2012	2011
(Dollars in thousands)
Federal income taxes receivable (payable)	$(5,455)	$77,238
State income taxes receivable	9,625	8,398

Income tax expense (benefit) is summarized as follows:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Current
Federal	$9,705	$(94,627)	$24,329
State	5,092	5,583	(5,532)
Deferred
Federal	61,113	214,722	67,466
State	(2,328)	(12,175)	8,925
	$73,582	$113,503	$95,188

A reconciliation of TDS' income tax expense computed at the statutory rate to the reported income tax expense, and the statutory federal income tax expense rate to TDS' effective income tax expense rate is as follows:

Year Ended December 31,	2012		2011		2010
	Amount	Rate	Amount	Rate	Amount	Rate
(Dollars in millions)
Statutory federal income tax expense and rate	$68.7	35.0%	$127.3	35.0%	$100.0	35.0%
State income taxes, net of federal benefit (1)	8.4	4.2	(20.9)	(5.7)	2.7	1.0
Effect of noncontrolling interests	-	-	(3.0)	(0.8)	(4.0)	(1.4)
Correction of deferred taxes (2)	(6.1)	(3.1)	6.0	1.6	-	-
Other differences, net	2.6	1.4	4.1	1.1	(3.5)	(1.3)
Total income tax expense and rate	$73.6	37.5%	$113.5	31.2%	$95.2	33.3%

(1)	Net state income taxes include changes in the valuation allowance. The 2011 benefit primarily relates to the ability to utilize net operating losses as a result of state income tax law changes. In addition, state tax benefits related to the settlement of state tax audits and the expiration of statutes of limitations are included in 2012, 2011 and 2010.

(2)	TDS recorded immaterial adjustments to correct deferred tax balances in 2012 and 2011 related to tax basis adjustments and law changes that related to periods prior to 2012 and 2011, respectively.

TDS' current Net deferred income tax asset totaled $43.4 million and $40.9 million at December 31, 2012 and 2011, respectively, and primarily represents the deferred tax effects of accrued liabilities and the allowance for doubtful accounts on customer receivables.

TDS' noncurrent deferred income tax assets and liabilities at December 31, 2012 and 2011 and the temporary differences that gave rise to them were as follows:

December 31,	2012	2011
(Dollars in thousands)
Noncurrent deferred tax assets
Net operating loss (“NOL”) carryforwards	$121,111	$103,709
Stock-based compensation	53,330	46,410
Compensation and benefits - other	32,484	17,314
Deferred rent	16,862	13,897
Other	32,654	20,246
	256,441	201,576
Less valuation allowance	(69,108)	(48,714)
Total noncurrent deferred tax assets	187,333	152,862
Noncurrent deferred tax liabilities
Property, plant and equipment	666,201	608,669
Licenses/intangibles	250,860	224,817
Partnership investments	127,331	123,898
Other	5,521	4,191
Total noncurrent deferred tax liabilities	1,049,913	961,575
Net noncurrent deferred income tax liability	$862,580	$808,713

At December 31, 2012, TDS and certain subsidiaries had $1,923.2 million of state NOL carryforwards (generating a $102.0 million deferred tax asset) available to offset future taxable income. The state NOL carryforwards expire between 2013 and 2032. Certain subsidiaries had federal NOL carryforwards (generating a $19.1 million deferred tax asset) available to offset their future taxable income. The federal NOL carryforwards expire between 2013 and 2032. A valuation allowance was established for certain state NOL carryforwards and federal NOL carryforwards since it is more likely than not that a portion of such carryforwards will expire before they can be utilized.

A summary of TDS' deferred tax asset valuation allowance is as follows:

	2012	2011	2010
(Dollars in thousands)
Balance at January 1,	$49,686	$71,014	$63,870
Charged to income tax expense	5,268	(28,511)	(293)
Charged to other accounts	15,548	7,183	7,437
Balance at December 31,	$70,502	$49,686	$71,014

As of December 31, 2012, the valuation allowance reduced current deferred tax assets by $1.4 million and noncurrent deferred tax assets by $69.1 million.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
(Dollars in thousands)
Unrecognized tax benefits balance at January 1,	$28,841	$34,002	$45,034
Additions for tax positions of current year	7,027	4,369	5,271
Additions for tax positions of prior years	1,673	171	179
Reductions for tax positions of prior years	(7)	(1,973)	(3,517)
Reductions for settlements of tax positions	(21)	(976)	(12,549)
Reductions for lapses in statutes of limitations	(9,093)	(6,752)	(416)
Unrecognized tax benefits balance at December 31,	$28,420	$28,841	$34,002

Unrecognized tax benefits are included in Accrued taxes and Other deferred liabilities and credits in the Consolidated Balance Sheet. If these benefits were recognized, they would have reduced income tax expense in 2012, 2011 and 2010 by $18.6 million, $18.2 million and $22.2 million, respectively, net of the federal benefit from state income taxes.

As of December 31, 2012, TDS believes it is reasonably possible that unrecognized tax benefits could decrease by approximately $5.5 million in the next twelve months. The nature of the uncertainty primarily relates to state income tax positions and their resolution or the expiration of statutes of limitation.

TDS recognizes accrued interest and penalties related to unrecognized tax benefits in Income tax expense. The amounts charged to Income tax expense related to interest and penalties resulted in a benefit in 2012 of $1.5 million, a benefit in 2011 of $2.5 million and expense in 2010 of $1.8 million, respectively. Net accrued interest and penalties were $13.2 million and $15.0 million at December 31, 2012 and 2011, respectively.

TDS and its subsidiaries file federal and state income tax returns. TDS remains subject to federal income tax audits for the tax years after 2009. With only a few exceptions, TDS is no longer subject to state income tax audits for years prior to 2008.

Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Variable Interest Entities

NOTE 5 VARIABLE INTEREST ENTITIES (VIEs)

Consolidated VIEs

As of December 31, 2012, TDS holds a variable interest in and consolidates the following VIEs under GAAP:

  Aquinas Wireless L.P. (“Aquinas Wireless”);
  King Street Wireless L.P. (“King Street Wireless”) and King Street Wireless, Inc., the general partner of King Street Wireless; and
  Airadigm Communications, Inc.

From time to time, the FCC conducts auctions through which additional spectrum is made available for the provision of wireless services. U.S. Cellular, TDS' subsidiary, participated in spectrum auctions indirectly through interests that it held at the time in Aquinas Wireless, King Street Wireless, Barat Wireless L.P. (“Barat Wireless”) and Carroll Wireless L.P. (“Carroll Wireless”), collectively, the “limited partnerships.” Each limited partnership participated in and was awarded spectrum licenses in one of four separate spectrum auctions (FCC Auctions 78, 73, 66 and 58). Each limited partnership qualified as a “designated entity” and thereby was eligible for bidding credits with respect to licenses purchased in accordance with the rules defined by the FCC for each auction. In most cases, the bidding credits resulted in a 25% discount from the gross winning bid.

On September 7, 2012, U.S. Cellular acquired 100% of the ownership interest in Barat Wireless, Inc., the general partner of Barat Wireless, for an immaterial amount. On December 5, 2012, U.S. Cellular acquired 100% of the ownership interest in Carroll PCS, Inc., the general partner of Carroll Wireless, for an immaterial amount. Prior to these acquisitions, TDS consolidated Barat Wireless, Barat Wireless, Inc., Carroll Wireless, and Carroll PCS, Inc. as VIEs. Subsequent to the acquisition dates these entities ceased to be VIEs but continue to be consolidated based on TDS' controlling financial interest in the entities.

The power to direct the activities that most significantly impact the economic performance of Aquinas Wireless and King Street Wireless is shared. Specifically, the general partner of these VIEs has the exclusive right to manage, operate and control the limited partnerships and make all decisions to carry on the business of the partnerships; however, the general partner of each partnership needs consent of the limited partner, a TDS subsidiary, to sell or lease certain licenses, to make certain large expenditures, admit other partners or liquidate the limited partnerships. Although the power to direct the activities of the VIEs is shared, TDS has a disproportionate level of exposure to the variability associated with the economic performance of the VIEs, indicating that TDS is the primary beneficiary of the VIEs in accordance with GAAP. Accordingly, these VIEs are consolidated.

TDS has a variable interest in Airadigm as a result of a secured loan to Airadigm and the equity interest it holds in Airadigm. TDS has the power to direct the activities that most significantly impact Airadigm's economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to Airadigm, indicating that TDS is the primary beneficiary of Airadigm in accordance with GAAP. In addition, TDS has a majority voting interest in Airadigm. Accordingly, Airadigm is consolidated.

TDS' capital contributions and advances made to VIEs totaled $10.0 million and $35.5 million in the years ended December 31, 2012 and 2011, respectively.

The following table presents the classification of the consolidated VIEs' assets and liabilities in TDS' Consolidated Balance Sheet.

December 31,	2012	2011
(Dollars in thousands)
Assets
Cash and cash equivalents	$7,028	$13,299
Other current assets	3,267	3,719
Licenses and other Intangible assets	325,707	501,829
Property, plant and equipment, net	31,544	27,642
Other assets and deferred charges	3,026	3,612
Total assets	$370,572	$550,101

Liabilities
Current liabilities	$9,985	$5,944
Deferred liabilities and credits	6,213	5,481
Total liabilities	$16,198	$11,425

Other Related Matters

TDS may agree to make additional capital contributions and/or advances to Aquinas Wireless and King Street Wireless and/or to their general partners to provide additional funding for the development of licenses granted in the various auctions.  TDS may finance such amounts with a combination of cash on hand, borrowings under its revolving credit agreement and/or long-term debt.  There is no assurance that TDS will be able to obtain additional financing on commercially reasonable terms or at all to provide such financial support.

The limited partnership agreements of Aquinas Wireless and King Street Wireless also provide the general partner with a put option whereby the general partner may require the limited partner, a subsidiary of U.S. Cellular, to purchase its interest in the limited partnership. The general partner's put options related to its interests in King Street Wireless and Aquinas Wireless will become exercisable in 2019 and 2020, respectively. The put option price is determined pursuant to a formula that takes into consideration fixed interest rates and the market value of U.S. Cellular's Common Shares. Upon exercise of the put option, the general partner is required to repay borrowings due to U.S. Cellular. If the general partner does not elect to exercise its put option, the general partner may trigger an appraisal process in which the limited partner (a subsidiary of U.S. Cellular) may have the right, but not the obligation, to purchase the general partner's interest in the limited partnership at a price and on other terms and conditions specified in the limited partnership agreement. In accordance with requirements under GAAP, TDS is required to calculate a theoretical redemption value for all of the put options assuming they are exercisable at the end of each reporting period, even though such exercise is not contractually permitted. Pursuant to GAAP, this theoretical redemption value, net of amounts payable to U.S. Cellular for loans and accrued interest thereon made by U.S. Cellular to the general partners the (“net put value”), was $0.5 million at December 31, 2012. At December 31, 2011, the net put value was $1.0 million and also included the theoretical redemption value of the put options held by the general partners of Barat Wireless and Carroll Wireless, which were consolidated as VIEs on that date. The net put value is recorded as Noncontrolling interests with redemption features in TDS' Consolidated Balance Sheet. Also in accordance with GAAP, changes in the redemption value of the put options, net of interest accrued on the loans, are recorded as a component of Net income attributable to noncontrolling interests, net of tax, in TDS' Consolidated Statements of Operations.

Aquinas Wireless and King Street Wireless were formed to participate in FCC auctions of wireless spectrum and to fund, establish, and provide wireless service with respect to any FCC licenses won in the auctions. Airadigm is a Wisconsin-based wireless service provider. As such, these entities have risks similar to those described in the “Risk Factors” in TDS' Annual Report on Form 10-K.

U.S. Cellular began offering fourth generation Long-term Evolution (“4G LTE”) service in certain cities within its service areas during the first quarter of 2012 and has plans to continue the deployment of 4G LTE. U.S. Cellular currently provides 4G LTE service in conjunction with King Street Wireless. Aquinas Wireless is still in the process of developing long-term business plans.

Earnings Per Share	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Earnings per Share

NOTE 6 EARNINGS PER SHARE

Basic earnings per share attributable to TDS shareholders is computed by dividing Net income available to common shareholders of TDS by the weighted average number of common shares outstanding during the period. Diluted earnings per share attributable to TDS shareholders is computed by dividing Net income available to common shareholders of TDS by the weighted average number of common shares, both adjusted to include the effects of potentially dilutive securities. Potentially dilutive securities primarily include incremental shares issuable upon exercise of outstanding stock options and the vesting of restricted stock units.

Shares outstanding at December 31, 2011, as well as the weighted average number of shares used in basic and diluted earnings per share as of the beginning of 2011 and all prior periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation. See Note 15 — Common Shareholders' Equity for additional information.

The amounts used in computing earnings per share and the effects of potentially dilutive securities on income and the weighted average number of Common and Series A Common Shares are as follows:

Year Ended December 31,	2012	2011	2010
(Dollars and shares in thousands, except earnings per share)
Basic earnings per share attributable to TDS shareholders Net income available to common shareholders of TDS used in basic earnings per share	$81,811	$200,516	$144,799

Adjustments to compute diluted earnings
Noncontrolling interest adjustment (1)	(461)	(795)	(512)
Preferred dividend adjustment (2)	-	49	49
Net income available to common shareholders of TDS used in diluted earnings per share	$81,350	$199,770	$144,336

Weighted average number of shares used in basic earnings per share
Common Shares	101,532	101,471	102,947
Series A Common Shares	7,139	7,091	7,069
Total	108,671	108,562	110,016

Effects of dilutive securities:
Stock options	11	262	229
Restricted stock units	255	214	195
Preferred shares	-	60	48

Weighted average number of shares used in diluted earnings per share	108,937	109,098	110,488

Basic earnings per share attributable to TDS shareholders	$0.75	$1.85	$1.32

Diluted earnings per share attributable to TDS shareholders	$0.75	$1.83	$1.31

(1)	The noncontrolling interest adjustment reflects the additional noncontrolling share of U.S. Cellular’s income computed as if all of U.S. Cellular’s issuable securities were outstanding.

(2)	The preferred dividend adjustment reflects the dividend reduction related to preferred securities that were dilutive, and therefore treated as if converted for shares.

Certain Common Shares issuable upon the exercise of stock options, vesting of restricted stock units or conversion of convertible preferred shares were not included in average diluted shares outstanding for the calculation of Diluted earnings per share because their effects were antidilutive. The number of such Common Shares excluded is shown in the table below.

(Shares in thousands)	2012	2011	2010

Stock options	8,130	3,785	4,105

Restricted stock units	154	141	88

Convertible preferred shares	57	-	-

Acquisitions Divestures And Exchanges	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Acquisitions, Divestures and Exchanges

NOTE 7 ACQUISITIONS, DIVESTITURES AND EXCHANGES

TDS assesses its existing wireless, wireline and HMS interests on an ongoing basis with a goal of improving the competitiveness of its operations and maximizing its long-term return on capital. As part of this strategy, TDS reviews attractive opportunities to acquire additional wireless operating markets and wireless spectrum; and telecommunications companies and related service businesses. In addition, TDS may seek to divest outright or include in exchanges for other interests those interests that are not strategic to its long-term success.

Divestiture Transaction

On November 6, 2012, U.S. Cellular entered into a Purchase and Sale Agreement with subsidiaries of Sprint Nextel Corporation (“Sprint”). The Purchase and Sale Agreement provides that U.S. Cellular will transfer customers and certain PCS license spectrum to Sprint in U.S. Cellular's Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash at closing, subject to pro-rations of certain assets and liabilities. The Purchase and Sale Agreement also contemplates certain other agreements, collectively referred to as the “Divestiture Transaction.”

U.S. Cellular will retain other assets and liabilities related to the Divestiture Markets, including network assets, retail stores and related equipment, and other buildings and facilities. The transaction does not affect spectrum licenses held by U.S. Cellular or VIEs that are not currently used in the operations of the Divestiture Markets. The Purchase and Sale Agreement also contemplates certain other agreements, including customer and network transition services agreements, which will require that U.S. Cellular provide customer, billing and network services to Sprint for a period of up to 24 months after the closing date. Sprint will reimburse U.S. Cellular for providing such services at an amount equal to U.S. Cellular's cost, including applicable overhead allocations. In addition, these agreements will require Sprint to reimburse U.S. Cellular up to $200 million for certain network decommissioning costs, network site lease rent and termination costs, network access termination costs, and employee termination benefits for specified engineering employees.

Financial impacts of the Divestiture Transaction are classified in the Consolidated Statement of Operations within Operating income. The table below describes the amounts TDS expects to recognize in the Consolidated Statement of Operations between the date the Purchase and Sale Agreement was signed and the end of the transition services period, and the actual amounts incurred during the year ended December 31, 2012 as a result of the transaction.

(Dollars in thousands)	Expected Period of Realization/ Incurrence (1)	Projected Range		Actual Amount Incurred Year Ended December 31, 2012

(Gain) loss on sale of business and other exit costs, net
Proceeds from Sprint
Purchase price	2013	$(480,000)	$(480,000)	$-
Reimbursement of transition and exit costs	2013-2014	(150,000)	(200,000)	-
Net assets transferred	2013	150,000	170,000	-
Non-cash charges for the write-off and write-down of property under construction and related assets	2012-2013	5,000	15,000	10,672
Employee related costs including severance, retention and outplacement	2012-2014	15,000	25,000	12,609
Contract termination costs	2012-2014	125,000	175,000	59
Transaction costs	2012-2013	3,000	5,000	1,137
Total (Gain) loss on sale of business and other exit costs, net		$(332,000)	$(290,000)	$24,477

Depreciation, amortization and accretion expense
Incremental depreciation, amortization and accretion, net of salvage values (2)	2012-2014	150,000	210,000	20,058

Other Operating expenses
Non-cash charges for the write-off and write-down of various operating assets and liabilities	2013	-	10,000	-
(Increase) decrease in Operating income		$(182,000)	$(70,000)	$44,535

(1)	Represents the estimated period in which a substantial majority of such amounts will be realized or incurred.

(2)	Represents incremental depreciation, amortization and accretion anticipated to be recorded in the specified time periods as a result of revising the useful life of certain assets and revising the settlement dates of certain asset retirement obligations in conjunction with the Divestiture Transaction. Specifically, for the years indicated, this is estimated depreciation, amortization and accretion recorded on assets and liabilities of the Divestiture Markets after the November 6, 2012 transaction date less depreciation, amortization and accretion that would have been recorded on such assets and liabilities in the normal course, absent the Divestiture Transaction.

As a result of the transaction, TDS recognized the following amounts in the Consolidated Balance Sheet between the date the Purchase and Sale Agreement was signed and December 31, 2012:

(Dollars in thousands)	Balance November 6, 2012	Costs Incurred	Cash Settlements	Non-cash Settlements	Adjustments	Balance December 31, 2012
Accrued compensation
Employee related costs including severance, retention, outplacement	$-	$12,609	$(304)	$-	$-	$12,305
Other current liabilities
Contract termination costs	$-	$59	$(29)	$-	$-	$30

The transaction is subject to FCC approval, compliance with the Hart-Scott-Rodino Act and other conditions. Subject to the satisfaction or (if permitted) waiver of all conditions, the transaction is expected to close in mid-2013.

Other Acquisitions, Divestitures and Exchanges

On November 20, 2012, U.S. Cellular acquired seven 700 MHz licenses covering portions of Illinois, Michigan, Minnesota, Missouri, Nebraska, Oregon, Washington and Wisconsin for $57.7 million.

On August 15, 2012, U.S. Cellular acquired four 700 MHz licenses covering portions of Iowa, Kansas, Missouri, Nebraska and Oklahoma for $34.0 million.

On June 11, 2012, TDS paid $45.0 million in cash, plus subsequent working capital adjustments of $1.1 million, to purchase 100% of the outstanding shares of Vital Support Systems, LLC (“Vital”). Vital is an information technology solutions provider whose service offerings complement the TDS HMS portfolio of products. Vital is included in the TDS Telecom HMS segment for reporting purposes.

On March 14, 2012, U.S. Cellular sold the majority of the assets and liabilities of a wireless market for $49.8 million in cash, net of working capital adjustments. At the time of the sale, a $4.2 million gain was recorded in (Gain) loss on sale of business and other exit costs, net in the Consolidated Statement of Operations. On May 9, 2011, pursuant to certain required terms of the partnership agreement, U.S. Cellular paid $24.6 million in cash to purchase the remaining ownership interest in this wireless market in which it previously held a 49% noncontrolling interest. In connection with the acquisition of the remaining interest, a $13.4 million gain was recorded to adjust the carrying value of this 49% investment to its fair value of $25.7 million based on an income approach valuation method.  The gain was recorded in Gain (loss) on investment in the Consolidated Statement of Operations in 2011.

On September 30, 2011, U.S. Cellular completed an exchange whereby U.S. Cellular received eighteen 700 MHz spectrum licenses covering portions of Idaho, Illinois, Indiana, Kansas, Nebraska, Oregon and Washington in exchange for two PCS spectrum licenses covering portions of Illinois and Indiana.  The exchange of licenses will provide U.S. Cellular with additional spectrum to meet anticipated future capacity and coverage requirements in several of its markets.  No cash, customers, network assets, other assets or liabilities were included in the exchange.  As a result of this transaction, TDS recognized a gain of $11.8 million, representing the difference between the fair value of the licenses received, calculated using a market approach valuation method, and the carrying value of the licenses surrendered.  This gain was recorded in (Gain) loss on asset disposals and exchanges, net in the Consolidated Statement of Operations for the year ended December 31, 2011.  The Indiana PCS spectrum included in the exchange was originally awarded to Carroll Wireless in FCC Auction 58 and was purchased by U.S. Cellular prior to the exchange.  Carroll Wireless was a VIE which TDS consolidated at the time of the exchange; see Note 5 — Variable Interest Entities for additional information.

On September 23, 2011, pursuant to a plan of reorganization in the United States Bankruptcy Court for the Western District of Wisconsin, TDS acquired 63% of Airadigm and a note for $15.5 million in satisfaction of loans made by TDS to Airadigm and interests in Airadigm acquired by TDS from third-parties. Airadigm is a Wisconsin-based wireless service provider. The noncontrolling interest was valued at $0.4 million based on an income approach valuation method.  TDS recognized a gain of $12.7 million as a result of the transaction which was recorded in Gain (loss) on investment in the Consolidated Statement of Operations for year ended December 31, 2011.  Pursuant to the plan of reorganization, at the acquisition date Airadigm owed $32.7 million to the FCC. This obligation was paid in September 2011. Airadigm operates independently from U.S. Cellular and at this time there are no plans to combine the operations of these subsidiaries.  Airadigm's financial results are included in “Non-Reportable segment” for reporting purposes.

On July 1, 2011, TDS paid $95.0 million in cash, plus a subsequent working capital adjustment of $0.9 million, to purchase 100% of the outstanding shares of OneNeck IT Services Corporation (“OneNeck”).  OneNeck is a provider of hosted application management and managed IT hosting services to middle market businesses. The acquisition of OneNeck is expected to complement TDS' existing Hosted and Managed Services and is included in the HMS segment for reporting purposes.

Acquisitions and exchanges completed as of December 31, 2012 did not have a material impact on TDS' consolidated financial statements for the periods presented, and pro forma results, assuming acquisitions and exchanges had occurred at the beginning of each period presented, would not be materially different from the results reported.

TDS' acquisitions in 2012 and 2011 and the allocation of the purchase price for these acquisitions were as follows:

		Allocation of Purchase Price
	Purchase Price (1)	Goodwill (2)	Licenses	Intangible Assets Subject to Amortization (3)	Net Tangible Assets (Liabilities)
(Dollars in thousands)
2012
U.S. Cellular licenses	$122,690	$-	$122,690	$-	$-
TDS Telecom HMS business	46,126	20,364	-	20,300	5,462
Total	$168,816	$20,364	$122,690	$20,300	$5,462

2011
U.S. Cellular licenses	$4,406	$-	$4,406	$-	$-
U.S. Cellular business (4)(5)	24,572	-	15,592	2,252	6,728
TDS Telecom HMS business	95,865	68,107	-	28,300	(542)
Non-Reportable segment business	983	515	15,220	3,194	(17,946)
Total	$125,826	$68,622	$35,218	$33,746	$(11,760)

(1)	Cash amounts paid for acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.

(2)	In 2012, the entire amount of Goodwill was amortizable for income tax purposes. In 2011, $0.7 million of acquired Goodwill was amortizable for income tax purposes.

(3)	The weighted average amortization period for Intangible assets subject to amortization was 8.1 years in 2012 and 8.0 years in 2011.

(4)	Includes only the acquired interest and does not include amounts attributable to U.S. Cellular’s pre-existing noncontrolling interest described above in this Note 7.

(5)	Licenses, Intangible assets subject to amortization and a portion of Net tangible assets (liabilities) are included in amounts reported as Assets held for sale in the Consolidated Balance Sheet as of December 31, 2011.

At December 31, 2012 and 2011, the following assets and liabilities were classified in the Consolidated Balance Sheet as “Assets held for sale” and “Liabilities held for sale”:

	Current Assets	Licenses	Goodwill	Other Intangible Assets	Property, Plant and Equipment	Total Assets Held for Sale	Liabilities Held for Sale (1)
(Dollars in thousands)

2012
Divestiture Transaction	$-	$140,599	$19,474	$-	$-	$160,073	$19,594
Bolingbrook Customer Care Center (2)	-	-	-	-	3,169	3,169	-
Total	$-	$140,599	$19,474	$-	$3,169	$163,242	$19,594

2011
U.S. Cellular wireless market	$4,179	$31,920	$-	$4,611	$8,937	$49,647	$1,051

(1)	Liabilities held for sale primarily consisted of Current liabilities in 2011 and Customer deposits and deferred revenues in 2012.

(2)	Effective January 1, 2013, U.S. Cellular transferred its Bolingbrook Customer Care Center operations to an existing third party vendor.

Intangible Assets	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Goodwill and Intangible Assets Disclosure

NOTE 8 INTANGIBLE ASSETS

Changes in TDS' Licenses and Goodwill are presented below. See Note 7 — Acquisitions, Divestitures and Exchanges for information regarding transactions which affected Licenses and Goodwill during the periods.

Licenses

(Dollars in thousands)	U.S. Cellular (1)	TDS Telecom CLEC	Non-Reportable Segment (2)	Total

Balance December 31, 2011	$1,475,994	$2,800	$15,220	$1,494,014
Acquisitions	122,690	-	-	122,690
Transferred to Assets held for sale	(140,599)	-	-	(140,599)
Other	3,934	-	-	3,934
Balance December 31, 2012	$1,462,019	$2,800	$15,220	$1,480,039

Balance December 31, 2010	$1,457,326	$2,800	$-	$1,460,126
Acquisitions (3)	4,406	-	15,220	19,626
Exchanges	11,842	-	-	11,842
Other	2,420	-	-	2,420
Balance December 31, 2011	$1,475,994	$2,800	$15,220	$1,494,014

Goodwill

		TDS Telecom
(Dollars in thousands)	U.S. Cellular (1)	ILEC	CLEC	HMS	Non-Reportable Segment (2)	Total

Assigned value at time of acquisition	$622,681	$420,716	$29,440	$83,263	$4,317	$1,160,417
Accumulated impairment losses in prior periods	(333,900)	-	(29,440)	-	-	(363,340)
Balance December 31, 2011	288,781	420,716	-	83,263	4,317	797,077
Acquisitions	-	-	-	20,364	-	20,364
Impairment	-	-	-	-	(515)	(515)
Transferred to Assets held for sale	(19,474)	-	-	-	-	(19,474)
Other	-	(258)	-	-	-	(258)
Balance December 31, 2012	$269,307	$420,458	$-	$103,627	$3,802	$797,194

Assigned value at time of acquisition	$622,681	$420,716	$29,440	$15,156	$3,802	$1,091,795
Accumulated impairment losses in prior periods	(333,900)	-	(29,440)	-	-	(363,340)
Balance December 31, 2010	288,781	420,716	-	15,156	3,802	728,455
Acquisitions	-	-	-	68,107	515	68,622
Balance December 31, 2011	$288,781	$420,716	$-	$83,263	$4,317	$797,077

(1)	Prior to January 1, 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS' Licenses and Goodwill, as required by GAAP in effect at that time. Consequently, U.S. Cellular’s Licenses and Goodwill on a stand-alone basis do not match the TDS consolidated Licenses and Goodwill related to U.S. Cellular.

(2)	‘‘Non-Reportable segment’’ consists of amounts related to Suttle-Straus and Airadigm. During the second quarter of 2012, a sustained decrease in TDS' stock price resulted in a triggering event, as defined by GAAP, requiring an interim impairment test of Licenses and Goodwill as of June 30, 2012. Based on this test, TDS concluded that the entire amount of Goodwill related to Airadigm was impaired resulting in an impairment loss of $0.5 million and no impairment of Licenses.

(3)	Does not include amounts reported as Assets held for sale in the Consolidated Balance Sheet as of December 31, 2011.

See Note 1 — Summary of Significant Accounting Policies and Recent Accounting Pronouncements for a description of accounting policies related to Licenses and Goodwill.

Investments In Unconsolidated Entities	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Investments in Unconsolidated Entities

NOTE 9 INVESTMENTS IN UNCONSOLIDATED ENTITIES

Investments in unconsolidated entities consist of amounts invested in wireless and wireline entities in which TDS holds a noncontrolling interest. These investments are accounted for using either the equity or cost method as shown in the following table:

December 31,	2012	2011
(Dollars in thousands)
Equity method investments:
Capital contributions, loans and advances	$21,543	$25,067
Cumulative share of income	1,050,618	958,635
Cumulative share of distributions	(907,509)	(825,261)
	164,652	158,441
Cost method investments	15,269	15,269
Total investments in unconsolidated entities	$179,921	$173,710

Equity in earnings of unconsolidated entities totaled $92.9 million, $82.5 million and $98.1 million in 2012, 2011 and 2010, respectively; of those amounts, TDS' investment in the Los Angeles SMSA Limited Partnership (“LA Partnership”) contributed $67.2 million, $55.3 million and $64.8 million in 2012, 2011 and 2010, respectively. TDS held a 5.5% ownership interest in the LA Partnership throughout and at the end of each of these years.

The following tables, which are based on information provided in part by third parties, summarize the combined assets, liabilities and equity, and the combined results of operations of TDS' equity method investments:

December 31,	2012	2011
(Dollars in thousands)
Assets
Current	$477,673	$435,732
Due from affiliates	298,707	199,167
Property and other	1,951,887	1,988,331
	$2,728,267	$2,623,230
Liabilities and Equity
Current liabilities	$353,044	$304,742
Deferred credits	84,672	82,371
Long-term liabilities	33,856	36,056
Long-term capital lease obligations	405	234
Partners’ capital and stockholders’ equity	2,256,290	2,199,827
	$2,728,267	$2,623,230

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Results of Operations
Revenues	$5,825,150	$5,540,220	$4,971,525
Operating expenses	4,381,731	4,301,758	3,567,131
Operating income	1,443,419	1,238,462	1,404,394
Other income (expense)	7,190	960	36,168
Net income	$1,450,609	$1,239,422	$1,440,562

Property Plant And Equipment	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Property, Plant and Equipment

NOTE 10 PROPERTY, PLANT AND EQUIPMENT

U.S. Cellular's Property, plant and equipment in service and under construction, and related accumulated depreciation and amortization, as of December 31, 2012 and 2011 were as follows:

	Useful Lives
December 31,	(Years)	2012	2011
(Dollars in thousands)
Land	N/A	$33,947	$30,807
Buildings	20	341,852	330,925
Leasehold and land improvements	1-30	1,188,720	1,129,818
Cell site equipment	6-25	3,100,916	2,874,397
Switching equipment	1-8	1,155,114	1,113,780
Office furniture and equipment	3-5	535,656	570,776
Other operating assets and equipment	5-25	128,290	127,253
System development	3-7	631,184	545,193
Work in process	N/A	362,749	285,500
		7,478,428	7,008,449
Accumulated depreciation and amortization		(4,455,840)	(4,218,147)
		$3,022,588	$2,790,302

U.S. Cellular's depreciation and amortization expense totaled $597.7 million, $565.1 million and $559.0 million in 2012, 2011 and 2010, respectively. As a result of the Divestiture Transaction, U.S. Cellular recognized incremental depreciation and amortization in 2012. See Note 7 – Acquisitions, Divestitures and Exchanges for additional information.

TDS Telecom's (including ILEC, CLEC, and HMS) Property, plant and equipment in service and under construction, and related accumulated depreciation, as of December 31, 2012 and 2011 were as follows:

	Useful Lives
December 31,	(Years)	2012	2011
(Dollars in thousands)
Land	N/A	$9,004	$9,004
Buildings	30	147,177	135,883
Cable and wire	15-20	1,445,270	1,410,706
Network electronic equipment	5-12	888,425	853,458
Office furniture and equipment	5-10	312,843	286,593
Other equipment	10-15	127,566	114,788
System development	3-7	196,185	165,812
Work in process	N/A	87,043	88,924
		3,213,513	3,065,168
Accumulated depreciation and amortization		(2,279,325)	(2,128,411)
		$934,188	$936,757

The provision for TDS Telecom's ILEC companies' depreciation as a percentage of depreciable property was 5.5% in 2012, 5.5% in 2011 and 5.7% in 2010. TDS Telecom's depreciation and amortization expense related to Property, plant and equipment totaled $177.3 million, $168.2 million and $165.9 million in 2012, 2011 and 2010, respectively.

Corporate and other Property, plant and equipment in service and under construction, and related accumulated depreciation, as of December 31, 2012 and 2011 were as follows:

December 31,	2012	2011
(Dollars in thousands)
Property, plant and equipment	$116,558	$123,979
Accumulated depreciation and amortization	(76,068)	(66,503)
Total	$40,490	$57,476

Corporate and other fixed assets consist of assets at the TDS corporate offices, Suttle-Straus and Airadigm. Corporate and other depreciation and amortization expense related to Property, plant and equipment totaled $10.3 million, $8.3 million and $7.3 million in 2012, 2011 and 2010, respectively.

In 2012, 2011 and 2010, (Gain) loss on asset disposals and exchanges, net included charges of $19.7 million, $11.0 million and $11.8 million, respectively, related to disposals of assets, trade-ins of older assets for replacement assets and other retirements of assets from service in the normal course of business. The 2011 (Gain) loss on asset disposals and exchanges, net also included a gain on the exchange of licenses, as described in Note 7 — Acquisitions, Divestitures and Exchanges.

Asset Retirement Obligation	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Asset Retirement Obligation

NOTE 11 ASSET RETIREMENT OBLIGATIONS

Asset retirement obligations are included in Other deferred liabilities and credits in the Consolidated Balance Sheet.

In 2012 and 2011, U.S. Cellular and TDS Telecom performed a review of the assumptions and estimated costs related to asset retirement obligations. The results of the reviews (identified as “Revisions in estimated cash outflows”) and other changes in asset retirement obligations during 2012 and 2011, including the Divestiture Transaction, were as follows:

			Non-
	U.S.	TDS	Reportable	TDS
(Dollars in thousands)	Cellular	Telecom	Segment	Consolidated

Balance December 31, 2011	$143,402	$65,209	$3,806	$212,417
Additional liabilities accrued	5,578	367	-	5,945
Revisions in estimated cash outflows (1)	22,588	-	-	22,588
Disposition of assets	(2,674)	(298)	-	(2,972)
Accretion expense (2)	10,713	4,691	228	15,632
Balance December 31, 2012	$179,607	$69,969	$4,034	$253,610

Balance December 31, 2010	$128,709	$61,036	$-	$189,745
Additional liabilities accrued	2,105	559	-	2,664
Revisions in estimated cash outflows	5,888	-	-	5,888
Acquisitions of assets	-	140	3,751	3,891
Disposition of assets	(1,323)	(929)	-	(2,252)
Accretion expense	8,023	4,403	55	12,481
Balance December 31, 2011	$143,402	$65,209	$3,806	$212,417

(1)	In 2012, U.S. Cellular included $14.9 million as a result of changes in expected settlement dates related to the Divestiture Transaction.

(2)	In 2012, U.S. Cellular included $0.2 million of incremental accretion related to the Divestiture Transaction.

Debt	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Debt

NOTE 12 DEBT

Revolving Credit Facilities

At December 31, 2012, TDS and U.S. Cellular had revolving credit facilities available for general corporate purposes. Amounts under the revolving credit facilities may be borrowed, repaid and reborrowed from time to time until maturity. Neither TDS nor U.S. Cellular borrowed under their current or previous revolving credit facilities in 2012, 2011 or 2010 except for letters of credit.

TDS' and U.S. Cellular's interest cost on their revolving credit facilities is subject to increase if their current credit ratings from nationally recognized credit rating agencies are lowered, and is subject to decrease if the ratings are raised. The credit facilities would not cease to be available nor would the maturity date accelerate solely as a result of a downgrade in TDS' or U.S. Cellular's credit rating. However, a downgrade in TDS' or U.S. Cellular's credit rating could adversely affect their ability to renew the credit facilities or obtain access to other credit facilities in the future.

The maturity date of any borrowings under the TDS and U.S. Cellular revolving credit facilities would accelerate in the event of a change in control.

In 2012, each of the TDS and U.S. Cellular revolving credit facilities were amended to extend the maturity date from December 2015 to December 2017.

The following table summarizes the terms of such revolving credit facilities as of December 31, 2012:

(Dollars in millions)	TDS	U.S. Cellular
Maximum borrowing capacity	$400.0	$300.0
Letters of credit outstanding	$0.2	$0.2
Amount borrowed	$-	$-
Amount available for use	$399.8	$299.8
Borrowing rate: One-month London Interbank Offered Rate (“LIBOR”) plus contractual spread (1)	1.46%	1.46%
LIBOR	0.21%	0.21%
Contractual spread	1.25%	1.25%
Range of commitment fees on amount available for use (2)
Low	0.13%	0.13%
High	0.30%	0.30%
Agreement date	December 2010	December 2010
Maturity date	December 2017	December 2017

Fees incurred attributable to the Revolving Credit Facility are as follows:
Fees incurred as a percent of Maximum borrowing capacity for 2012	0.33%	0.38%
Fees incurred, amount
2012	$1.3	$1.1
2011	$1.5	$1.2
2010	$4.8	$3.8

(1)	Borrowings under the revolving credit facility bear interest at LIBOR plus a contractual spread based on TDS' or U.S. Cellular’s credit rating or, at TDS' or U.S. Cellular’s option, an alternate “Base Rate” as defined in the revolving credit agreement. TDS and U.S. Cellular may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by TDS or U.S. Cellular and approved by the lenders). If TDS or U.S. Cellular provides notice of intent to borrow less than three business days in advance of a borrowing, interest on borrowing is at the Base Rate plus the contractual spread.

(2)	The revolving credit facility has commitment fees based on the unsecured senior debt ratings assigned to TDS and U.S. Cellular by certain ratings agencies.

The continued availability of the revolving credit facilities requires TDS and U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing. TDS and U.S. Cellular believe they were in compliance as of December 31, 2012 with all covenants and other requirements set forth in the revolving credit facilities.

In connection with U.S. Cellular's revolving credit facility, TDS and U.S. Cellular entered into a subordination agreement dated December 17, 2010 together with the administrative agent for the lenders under U.S. Cellular's revolving credit agreement. Pursuant to this subordination agreement, (a) any consolidated funded indebtedness from U.S. Cellular to TDS will be unsecured and (b) any (i) consolidated funded indebtedness from U.S. Cellular to TDS (other than “refinancing indebtedness” as defined in the subordination agreement) in excess of $105,000,000, and (ii) refinancing indebtedness in excess of $250,000,000, will be subordinated and made junior in right of payment to the prior payment in full of obligations to the lenders under U.S. Cellular's revolving credit agreement. As of December 31, 2012, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the revolving credit agreement pursuant to the subordination agreement.

At December 31, 2012, TDS had recorded $7.6 million of issuance costs related to the revolving credit facilities which is included in Other assets and deferred charges in the Consolidated Balance Sheet.

Long-Term Debt

In November 2012, TDS issued $195 million aggregate principal amount of 5.875% Senior notes. TDS expects to use the net proceeds for general corporate purposes, including acquisitions.

Long-term debt as of December 31, 2012 and 2011 was as follows:

December 31,				2012	2011
(Dollars in thousands)	Issuance date	Maturity date	Call date
TDS:
Unsecured Senior Notes
6.625%	March 2005	March 2045	March 2010	$116,250	$116,250
6.875%	November 2010	November 2059	November 2015	225,000	225,000
7.0%	March 2011	March 2060	March 2016	300,000	300,000
5.875%	November 2012	December 2061	December 2017	195,000	-
Purchase contract at 6.0%	October 2001	October 2021		1,097	1,097
Total Parent				837,347	642,347
Subsidiaries:
U.S. Cellular -
Unsecured Senior Notes
6.7%	December 2003 and June 2004	December 2033	December 2003	544,000	544,000
Less: 6.7% Unamortized discount				(11,806)	(9,889)
				532,194	534,111
6.95%	May 2011	May 2060	May 2016	342,000	342,000
Obligation on capital leases				4,756	4,336
TDS Telecom -
Rural Utilities Service (“RUS”) and other notes				844	1,976
Non-Reportable Segment -
Long-term notes, 3.7% to 4.8%		Through 2016		5,663	6,478
Obligation on capital leases				-	118
Total Subsidiaries				885,457	889,019
Total long-term debt				1,722,804	1,531,366
Long-term debt, current				1,233	1,509
Long-term debt, noncurrent				$1,721,571	$1,529,857

TDS may redeem its callable notes and U.S. Cellular may redeem its 6.95% Senior Notes, in whole or in part at any time after the respective call date, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest. U.S. Cellular may redeem the 6.7% Senior Notes, in whole or in part, at any time prior to maturity at a redemption price equal to the greater of (a) 100% of the principal amount of such notes, plus accrued and unpaid interest, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 30 basis points.

Interest on the notes is payable quarterly on Senior Notes outstanding at December 31, 2012, with the exception of U.S. Cellular's 6.7% note in which interest is payable semi-annually.

Capitalized debt issuance costs for Unsecured Senior Notes totaled $44.6 million and are included in Other assets and deferred charges (a long-term asset account). These costs are amortized over the life of the notes using the effective interest method.

The annual requirements for principal payments on long-term debt are approximately $1.2 million, $1.6 million, $1.2 million, $3.0 million and $0.2 million for the years 2013 through 2017, respectively.

The covenants associated with TDS and its subsidiaries' long-term debt obligations, among other things, restrict TDS' ability, subject to certain exclusions, to incur additional liens, enter into sale and leaseback transactions, and sell, consolidate or merge assets.

TDS' long-term debt indentures do not contain any provisions resulting in acceleration of the maturities of outstanding debt in the event of a change in TDS' credit rating. However, a downgrade in TDS' credit rating could adversely affect its ability to obtain long-term debt financing in the future.

Employee Benefits Plans	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Employee Benefit Plans

NOTE 13 EMPLOYEE BENEFIT PLANS

Defined Contribution Plans

TDS sponsors a qualified noncontributory defined contribution pension plan. The plan provides benefits for the employees of TDS Corporate, TDS Telecom and U.S. Cellular. Under this plan, pension costs are calculated separately for each participant and are funded annually. Total pension costs were $18.4 million, $17.5 million and $17.5 million in 2012, 2011 and 2010, respectively. In addition, TDS sponsors a defined contribution retirement savings plan (“401(k)”) plan. Total costs incurred from TDS' contributions to the 401(k) plan were $25.0 million, $22.1 million and $21.6 million in 2012, 2011 and 2010, respectively.

TDS also sponsors an unfunded nonqualified deferred supplemental executive retirement plan for certain employees to offset the reduction of benefits caused by the limitation on annual employee compensation under the tax laws.

Other Post-Retirement Benefits

TDS sponsors a defined benefit post-retirement plan that provides medical benefits and that covers most of the employees of TDS Corporate, TDS Telecom and the subsidiaries of TDS Telecom. The plan is contributory, with retiree contributions adjusted annually.

The following amounts are included in Accumulated other comprehensive loss in the Consolidated Balance Sheet before affecting such amounts for income taxes:

December 31,	2012	2011
(Dollars in thousands)
Net prior service costs	$22,438	$26,173
Net actuarial loss	(36,510)	(39,117)
	$(14,072)	$(12,944)

The estimated net actuarial loss and prior service cost gain for the postretirement benefit plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost during 2013 are $2.5 million and $3.6 million, respectively.

The following amounts are included in Comprehensive income in the Consolidated Statement of Comprehensive Income:

Year Ended December 31, 2012	Before-Tax	Deferred Income Tax Benefit (Expense)	Net-of-Tax
(Dollars in thousands)
Net actuarial gains (losses)	$90	$(143)	$(53)
Amortization of prior service costs	(3,735)	5,950	2,215
Amortization of actuarial losses	2,517	(4,010)	(1,493)
Total gains (losses) recognized in Comprehensive income	$(1,128)	$1,797	$669

Year Ended December 31, 2011	Before-Tax	Deferred Income Tax Benefit (Expense)	Net-of-Tax
(Dollars in thousands)
Net actuarial gains (losses)	$(9,625)	$4,787	$(4,838)
Amortization of prior service costs	(3,815)	1,897	(1,918)
Amortization of actuarial losses	1,934	(962)	972
Total gains (losses) recognized in Comprehensive income	$(11,506)	$5,722	$(5,784)

The following table reconciles the beginning and ending balances of the benefit obligation and the fair value of plan assets for the other post-retirement benefit plans.

December 31,	2012	2011
(Dollars in thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$50,113	$44,270
Service cost	1,197	1,116
Interest cost	2,297	2,368
Actuarial (gain) loss	3,179	5,158
Prescription drug subsidy	542	263
Benefits paid	(2,760)	(3,062)
Benefit obligation at end of year	54,568	50,113
Change in plan assets
Fair value of plan assets at beginning of year	41,267	45,023
Actual return (loss) on plan assets	6,264	(971)
Employer contribution	276	277
Benefits paid	(2,760)	(3,062)
Fair value of plan assets at end of year	45,047	41,267
Funded status	$(9,521)	$(8,846)

The funded status identified above is recorded as a component of Other deferred liabilities and credits in TDS' Consolidated Balance Sheet.

The following table sets forth by level within the fair value hierarchy the plans' assets at fair value, as of December 31, 2012 and 2011. See Note 1 — Summary of Significant Accounting Policies and Recent Accounting Pronouncements for definitions of the levels in the fair value hierarchy.

December 31, 2012
(Dollars in thousands)	Level 1	Level 2	Level 3	Total
Mutual funds
Bond	$11,285	$-	$-	$11,285
International equity	8,868	-	-	8,868
Money market	1,983	-	-	1,983
US large cap	18,823	-	-	18,823
US small cap	4,074	-	-	4,074
Other	-	-	14	14
Total plan assets at fair value	$45,033	$-	$14	$45,047

December 31, 2011
(Dollars in thousands)	Level 1	Level 2	Level 3	Total
Mutual funds
Bond	$10,098	$-	$-	$10,098
International equity	7,304	-	-	7,304
Money market	2,031	-	-	2,031
US large cap	18,100	-	-	18,100
US small cap	3,723	-	-	3,723
Other	-	-	11	11
Total plan assets at fair value	$41,256	$-	$11	$41,267

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. A financial instrument's level within the fair value hierarchy is not representative of its expected performance or its overall risk profile, and therefore Level 3 assets are not necessarily higher risk than Level 2 assets or Level 1 assets.

Mutual funds are valued based on the closing price reported on the active market on which the individual securities are traded. The investment strategy for each type of mutual fund is identified below:

Bond - The funds seek to achieve a maximum total return, consistent with preservation of capital and prudent investment management by investing in a wide spectrum of fixed income instruments including bonds, debt securities and other similar instruments issued by government and private-sector entities.

International equity - The funds seek to provide long-term capital appreciation by investing in the stocks of companies located outside the United States that are considered to have the potential for above-average capital appreciation.

Money market - The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in a diversified portfolio of high-quality, dollar-denominated short-term debt securities.

US large cap - The funds seek to track the performance of several benchmark indices that measure the investment return of large-capitalization stocks. The funds attempt to replicate the indices by investing substantially all of their assets in the stocks that make up the various indices in approximately the same proportion as the weighting in the indices.

US small cap - The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The fund attempts to replicate the index by investing substantially all of its assets in the stocks that make up the index in approximately the same proportion as the weighting in the index.

The following table summarizes how plan assets are invested.

		Allocation of Plan Assets
		at December 31,
Investment	Target Asset
Category	Allocation	2012	2011
U.S. equities	50%	50.8%	52.9%
International equities	20%	19.7%	17.7%
Debt securities	30%	29.5%	29.4%

The post-retirement benefit fund engages multiple asset managers to ensure proper diversification of the investment portfolio within each asset category. The investment objective is to meet or exceed the rate of return of a performance index comprised of 50% Dow Jones U.S. Total Stock Market Index, 20% FTSE All World (excluding U.S.) Stock Index, and 30% Barclays Capital Aggregate Bond Index. The three-year and five-year average rates of return for TDS' post-retirement benefit fund are 8.76% and 3.63%, respectively.

The post-retirement benefit fund does not hold any debt or equity securities issued by TDS, U.S. Cellular or any related parties.

TDS is not required to set aside current funds for its future retiree health and life insurance benefits. The decision to contribute to the plan assets is based upon several factors, including the funded status of the plan, market conditions, alternative investment opportunities, tax benefits and other circumstances. In accordance with applicable income tax regulations, total accumulated contributions to fund the costs of future retiree medical benefits are restricted to an amount not to exceed 25% of the total accumulated contributions to the trust. An additional contribution equal to a reasonable amortization of the past service cost may be made without regard to the 25% limitation. TDS has not determined whether it will make a contribution to the plan in 2013.

Net periodic benefit cost recorded in the Consolidated Statement of Operations includes the following components:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Service cost	$1,197	$1,116	$1,175
Interest cost	2,297	2,368	2,325
Expected return on plan assets	(2,995)	(3,496)	(3,395)
Amortization of prior service costs (1)	(3,735)	(3,815)	(3,815)
Amortization of actuarial losses (2)	2,517	1,934	2,158
Net post-retirement cost	$(719)	$(1,893)	$(1,552)

(1)	Based on straight-line amortization over the average time remaining before active employees become fully eligible for plan benefits.

(2)	Based on straight-line amortization over the average time remaining before active employees retire.

The following assumptions were used to determine benefit obligations and net periodic benefit cost:

December 31,	2012	2011
Benefit obligations
Discount rate	4.00%	4.70%

Net periodic benefit cost
Discount rate	4.70%	5.50%
Expected return on plan assets	7.50%	8.00%

The discount rate for 2012 and 2011 was determined using a hypothetical Aa spot yield curve represented by a series of annualized individual spot discount rates from six months to 99 years. The spot rate curve was derived from a direct calculation of the implied forward rate curve based on the included bond cash flows. This yield curve, when populated with projected cash flows that represent the expected timing and amount of TDS plan benefit payments, produces a single effective interest discount rate that is used to measure the plan's liabilities.

The measurement date for actuarial determination was December 31, 2012. For measurement purposes, the annual rate of increase in the per capita cost of covered health care benefits was assumed for 2012 to be 7.3% for plan participants aged 65 and above, and 8.1% for participants under age 65. For all participants the 2012 annual rate of increase is expected to decrease to 5.0% by 2020. The 2011 expected rate of increase was 7.9% for plan participants aged 65 and above, and 8.0% for participants under age 65, decreasing to 5.0% for all participants by 2020.

A 1% increase or decrease in assumed health care cost trend rates would have the following effects as of and for the year ended December 31, 2012:

	One Percent
	Increase	Decrease
(Dollars in thousands)
Effect on total service and interest cost components	$14	$(13)
Effect on post-retirement benefit obligation	$323	$(299)

The following estimated future benefit payments, which reflect expected future service, are expected to be paid:

Estimated Future
Post-Retirement
Year	Benefit Payments
(Dollars in thousands)
2013	$2,291
2014	2,329
2015	2,289
2016	2,336
2017	2,286
2018-2022	13,710

Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Commitments and Contingencies

NOTE 14 COMMITMENTS AND CONTINGENCIES

Agreements

As previously disclosed, on August 17, 2010, U.S. Cellular and Amdocs Software Systems Limited (“Amdocs”) entered into a Software License and Maintenance Agreement (“SLMA”) and a Master Service Agreement (“MSA”) (collectively, the “Amdocs Agreements”) to develop a Billing and Operational Support System (“B/OSS”).  Pursuant to an updated Statement of Work dated June 29, 2012, the implementation of B/OSS is expected to take until the end of 2013 to complete and total payments to Amdocs are estimated to be approximately $162.2 million (subject to certain potential adjustments) over the period from commencement of the SLMA in 2010 through the second half of 2013.  As of December 31, 2012, $83.9 million had been paid to Amdocs.

Lease Commitments

TDS and its subsidiaries have leases for certain plant facilities, office space, retail store sites, cell sites, data centers and data-processing equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term.

As of December 31, 2012, future minimum rental payments required under operating leases and rental receipts expected under operating leases that have noncancellable lease terms in excess of one year were as follows:

	Operating Leases Future Minimum Rental Payments	Operating Leases Future Minimum Rental Receipts
(Dollars in thousands)
2013	$171,449	$40,737
2014	145,112	35,317
2015	121,198	25,924
2016	99,753	15,294
2017	79,391	6,476
Thereafter	810,548	398
Total	$1,427,451	$124,146

For 2012, 2011 and 2010, rent expense for noncancellable long-term leases was $204.1 million, $187.4 million and $178.1 million, respectively; and rent expense under cancellable short-term leases was $10.4 million, $9.0 million and $10.9 million, respectively.

Rent revenue totaled $41.6 million, $39.2 million and $35.4 million in 2012, 2011 and 2010, respectively.

Indemnifications

TDS enters into agreements in the normal course of business that provide for indemnification of counterparties. The terms of the indemnifications vary by agreement. The events or circumstances that would require TDS to perform under these indemnities are transaction specific; however, these agreements may require TDS to indemnify the counterparty for costs and losses incurred from litigation or claims arising from the underlying transaction. TDS is unable to estimate the maximum potential liability for these types of indemnifications as the amounts are dependent on the outcome of future events, the nature and likelihood of which cannot be determined at this time. Historically, TDS has not made any significant indemnification payments under such agreements.

Legal Proceedings

TDS is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If TDS believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.

TDS has accrued $1.7 million and $1.9 million with respect to legal proceedings and unasserted claims as of December 31, 2012 and 2011, respectively. TDS has not accrued any amount for legal proceedings if it cannot estimate the amount of the possible loss or range of loss. TDS does not believe that the amount of any contingent loss in excess of the amounts accrued would be material.

Common Shareholder's Equity	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Common Shareholders' Equity

NOTE 15 COMMON SHAREHOLDERS' EQUITY

Share Consolidation Amendment

On January 13, 2012, TDS shareholders approved certain amendments to the Restated Certificate of Incorporation of TDS (“Charter Amendments”).

These approved Charter Amendments include (a) a Share Consolidation Amendment to reclassify (i) each Special Common Share as one Common Share, (ii) each Common Share as 1.087 Common Shares, and (iii) each Series A Common Share as 1.087 Series A Common Shares, (b) a Vote Amendment to fix the percentage voting power in certain matters and (c) amendments to eliminate obsolete and inoperative provisions as more fully described in TDS' Current Report on Form 8-K dated January 24, 2012.

These approved Charter Amendments were effected on January 24, 2012 at which time each outstanding Special Common Share was reclassified as one Common Share and the Special Common Shares ceased to be outstanding and consequently ceased trading on the New York Stock Exchange under the symbol “TDS.S.”

As of January 24, 2012, immediately prior to the reclassification, there were outstanding 6,549,000 Series A Common Shares, 49,980,000 Common Shares, 47,012,000 Special Common Shares and 8,300 Preferred Shares. As of January 24, 2012 immediately following the reclassification, there were outstanding 7,119,000 Series A Common Shares, 101,340,000 Common Shares and 8,300 Preferred Shares.

As a result of the share reclassification, shares outstanding at December 31, 2011, as well as average basic and diluted shares outstanding used to calculate earnings per share, as of the beginning of 2011 and all prior periods presented in this Form 10-K have been retroactively restated to reflect the impact of the increased shares outstanding.

TDS Consolidated Balance Sheet as of December 31, 2011 has also been retroactively adjusted to reflect the incremental shares issued to Common and Series A shareholders based on the closing price of TDS Common Shares as of December 31, 2011. As a result of the reclassification, an increase in Common Shares, Series A Common Shares and Capital in Excess of Par was offset by a corresponding decrease in Retained Earnings with no change to the overall amount of shareholders' equity.

Common Stock

As of December 31, 2011, the holders of Common Shares and Special Common Shares were entitled to one vote per share. The holders of Common Shares had full voting rights; the holders of Special Common Shares had limited voting rights. Other than the election of directors, the Special Common Shares had no votes except as otherwise required by law. The holders of Series A Common Shares were entitled to ten votes per share. TDS shareholders approved a Share Consolidation Amendment and a Vote Amendment to the Restated Certificate of Incorporation of TDS effective January 24, 2012. Pursuant to the Share Consolidation Amendment, among other things, each Special Common Share was reclassified into one Common Share and there are no longer any Special Common Shares authorized, issued or outstanding. Pursuant to the Vote Amendment, the voting power of the Series A Common Shares and the Common Shares, are fixed at 56.7% and 43.3%, respectively, of the total voting power in matters other than the election of directors where voting power is subject to adjustment due to changes in the number of outstanding Series A Common Shares. The Series A Common Shares continue to have ten votes per share in such matters and the vote per share of the Common Shares floats and is determined each time there is a vote on matters other than the election of directors.

As of December 31, 2012, Series A Common Shares were convertible, on a share for share basis, into Common Shares and 7,160,000 Common Shares were reserved for possible issuance upon conversion of Series A Common Shares.

The following table summarizes the number of Common, Special Common and Series A Common Shares issued and repurchased.

	Common Shares	Special Common Shares	Common Treasury Shares	Special Common Treasury Shares	Series A Common Shares
(Shares in thousands)
Balance December 31, 2009	57,082	63,442	7,277	13,717	6,492
Repurchase of shares	-	-	-	2,394	-
Conversion of Series A Common Shares	11	-	-	-	(11)
Dividend reinvestment, incentive and compensation plans	-	-	(79)	(200)	29
Balance December 31, 2010	57,093	63,442	7,198	15,911	6,510
Repurchase of shares	-	-	-	748	-
Dividend reinvestment, incentive and compensation plans	-	-	(86)	(226)	39
Reclassification as a result of Share Consolidation Amendment (1)	68,409	(63,442)	17,053	(16,433)	570
Balance December 31, 2011	125,502	-	24,165	-	7,119
Repurchase of shares	-	-	868	-	-
Conversion of Series A Common Shares	10	-	-	-	(10)
Dividend reinvestment, incentive and compensation plans	-	-	(392)	-	51
Balance December 31, 2012	125,512	-	24,641	-	7,160

(1)	Reflects the impact of the Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS, as approved by the TDS shareholders on January 13, 2012.

Tax-Deferred Savings Plan

TDS has reserved 90,000 Common Shares at December 31, 2012, for issuance under the TDS Tax-Deferred Savings Plan, a qualified profit-sharing plan pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code. Participating employees have the option of investing their contributions and TDS' contributions in a TDS Common Share fund, a U.S. Cellular Common Share fund or certain unaffiliated funds.

Share Repurchase Programs

On November 19, 2009, the Board of Directors of TDS authorized a $250 million stock repurchase program for both TDS Common and Special Common Shares from time to time pursuant to open market purchases, block transactions, private purchases or otherwise, depending on market conditions. This authorization expired on November 19, 2012.

As a result of the Share Consolidation Amendment that became effective on January 24, 2012, Special Common Shares ceased to be authorized, issued or outstanding. Accordingly, the foregoing share repurchase authorization applied only to Common Shares subsequent to January 24, 2012 until its expiration date.

On November 17, 2009, the Board of Directors of U.S. Cellular authorized the repurchase of up to 1,300,000 Common Shares on an annual basis beginning in 2009 and continuing each year thereafter, on a cumulative basis. These purchases will be made pursuant to open market purchases, block purchases, private purchases, or otherwise, depending on market prices and other conditions. This authorization does not have an expiration date.

Share repurchases made under these authorizations and prior authorizations, were as follows:

	Number of	Average Cost
Year Ended December 31,	Shares	Per Share	Amount (1)
(Dollars amounts and shares in thousands)
2012
U.S. Cellular Common Shares	571	$35.11	$20,045

TDS Common Shares	868	23.08	20,026

2011
U.S. Cellular Common Shares	1,276	$48.82	$62,294

TDS Common Shares	-	-	-
TDS Special Common Shares	748	28.73	21,500

2010
U.S. Cellular Common Shares	1,235	$42.76	$52,827

TDS Common Shares	-	-	-
TDS Special Common Shares	2,394	28.42	68,053

(1)	Amounts reported in the Consolidated Statement of Cash Flows may differ from these amounts due to repurchases and subsequent cash settlements occurring in different years.

Stock Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Stock Based Compensation

NOTE 16 STOCK-BASED COMPENSATION

TDS Consolidated

The following table summarizes stock-based compensation expense recognized during 2012, 2011 and 2010:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Stock option awards	$20,884	$20,443	$18,623
Restricted stock unit awards	19,025	14,905	14,781
Deferred compensation bonus and matching stock unit awards	749	124	269
Employee stock purchase plans	-	485	566
Awards under Non-Employee Director compensation plan	1,213	880	889
Total stock-based compensation, before income taxes	41,871	36,837	35,128
Income tax benefit	(15,848)	(13,862)	(13,288)
Total stock-based compensation expense, net of income taxes	$26,023	$22,975	$21,840

At December 31, 2012, unrecognized compensation cost for all stock-based compensation awards was $35.7 million and is expected to be recognized over a weighted average period of 1.7 years.

The following table provides a summary of the stock-based compensation expense included in the Consolidated Statement of Operations for the years ended:

December 31,	2012	2011	2010
(Dollars in thousands)
Selling, general and administrative expense	$38,563	$33,949	$32,838
Cost of services and products	3,308	2,888	2,290
Total stock-based compensation	$41,871	$36,837	$35,128

TDS' tax benefits realized from the exercise of stock options and other awards totaled $5.1 million in 2012.

TDS (excluding U.S. Cellular)

The information in this section relates to stock-based compensation plans using the equity instruments of TDS. Participants in these plans are employees of TDS Corporate and TDS Telecom and Non-employee Directors of TDS, although U.S. Cellular employees were eligible to participate in the TDS Employee Stock Purchase Plan before it was terminated in the fourth quarter of 2011. Information related to plans using the equity instruments of U.S. Cellular are shown in the U.S. Cellular section following the TDS section.

Under the TDS 2011 Long-Term Incentive Plan, TDS may grant fixed and performance based incentive and non-qualified stock options, restricted stock, restricted stock units, and deferred compensation stock unit awards to key employees. On January 13, 2012, TDS shareholders approved Amendments to the Restated Certificate of Incorporation of TDS which included both a Share Consolidation Amendment and adoption of the TDS 2011 Long-Term Incentive Plan, which replaced the TDS 2004 Long-Term Incentive Plan. See Note 15 — Common Shareholders' Equity for additional information.

As a result of the effectiveness of the Share Consolidation Amendment on January 24, 2012, there are no longer any Special Common Shares authorized or outstanding. As a result, outstanding awards were adjusted to reflect the reclassification, and such awards will be settled only in Common Shares. Such adjustment was made consistent with the share consolidation.

TDS had reserved 13,952,000 Common Shares at December 31, 2012 for equity awards granted and to be granted under the TDS Long-Term Incentive Plans in effect. At December 31, 2012, the only types of awards outstanding are fixed non-qualified stock option awards, restricted stock unit awards, and deferred compensation stock unit awards. As of December 31, 2012, there were no shares reserved under any employee stock purchase plan, since this plan was terminated in the fourth quarter of 2011.

TDS has also established a Non-Employee Directors' compensation plan under which it has reserved 33,000 TDS Common Shares at December 31, 2012 for issuance as compensation to members of the Board of Directors who are not employees of TDS.

TDS uses treasury stock to satisfy requirements for shares issued pursuant to its various stock-based compensation plans.

Long-Term Incentive Plan—Stock Options—Stock options granted to key employees are exercisable over a specified period not in excess of ten years. Stock options generally vest over periods up to three years from the date of grant. Stock options outstanding at December 31, 2012 expire between 2013 and 2022. However, vested stock options typically expire 30 days after the effective date of an employee's termination of employment for reasons other than retirement. Employees who leave at the age of retirement have 90 days (or one year if they satisfy certain requirements) within which to exercise their vested stock options. The exercise price of options equals the market value of TDS common stock on the date of grant.

TDS estimated the fair value of stock options granted in 2012, 2011 and 2010 using the Black Scholes valuation model and the assumptions shown in the table below:

	2012	2011	2010
Expected life	5.5 Years	5.5 Years	5.3 Years
Expected annual volatility rate	41.1%	37.6%	37.8%
Dividend yield	2.4%	1.6%	1.7%
Risk-free interest rate	0.9%	2.1%	2.1%
Estimated annual forfeiture rate	2.9%	3.0%	3.0%

The fair value of options is recognized as compensation cost using an accelerated attribution method over the requisite service periods of the awards, which is generally the vesting period.

Until the time of the effectiveness of the Share Consolidation Amendment on January 24, 2012, any employee with stock options granted prior to the date of the TDS Special Common Share dividend on May 13, 2005, received one Common Share and one Special Common Share per tandem option exercised. Each tandem option was exercisable at its original exercise price. As a result of the Share Consolidation Amendment each Special Common Share was reclassified as a Common Share on a one-for-one basis and each Common Share was reclassified as 1.087 Common Shares. Consequently, each tandem option was adjusted to reflect the reclassification into 2.087 Common Shares upon exercise and the exercise price of the award was also adjusted to 1/2.087 of the original exercise price of the award.

Any employee with TDS stock options granted after May 13, 2005 was entitled to receive one Special Common Share per option exercised. As a result of the Share Consolidation Amendment each Special Common option was reclassified into one Common Share option. The reclassification did not change the exercise price of these awards.

A summary of TDS stock options (total and portion exercisable) and changes during the three years ended December 31, 2012, is presented in the tables and narrative below. The December 31, 2011 amounts in the tables below reflect the impact of the Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS:

Tandem Options	Number of Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding at December 31, 2009	901,000	$81.73
(901,000 exercisable)		81.73
Exercised	(2,000)	45.53		$46,000
Forfeited	-	-
Expired	(248,000)	113.56
Outstanding at December 31, 2010	651,000	$69.60
(651,000 exercisable)		69.60
Exercised	(2,000)	53.77		$30,000
Forfeited	-	-
Expired	(78,000)	99.23
Reclassification of Tandem Options due to Share Consolidation	(571,000)	65.64		$158,000
Outstanding at December 31, 2011	-

Special Common Share Options	Number of Options	Weighted Average Exercise Prices	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding at December 31, 2009	3,860,000	$38.46
(1,732,000 exercisable)		48.91
Granted	1,387,000	26.66	$8.37
Exercised	(5,000)	26.95		$17,000
Forfeited	(105,000)	29.64
Expired	(29,000)	45.16
Outstanding at December 31, 2010	5,108,000	$35.41
(2,506,000 exercisable)		43.14
Granted	1,034,000	29.94	$9.59
Exercised	(5,000)	26.95		$19,000
Forfeited	(34,000)	28.12
Expired	(79,000)	35.00
Reclassification of Special Common Options due to Share Consolidation	(6,024,000)	$34.38		$-
Outstanding at December 31, 2011	-

					Weighted
					Average
		Weighted	Weighted		Remaining
		Average	Average	Aggregate	Contractual
	Number of	Exercise	Grant Date	Intrinsic	Life
Common Share Options	Options	Prices	Fair Value	Value	(in years)
Outstanding at December 31, 2010	-	$-
Reclassification of Tandem Options due to Share Consolidation	1,192,000	31.45
Reclassification of Special Common Options due to Share Consolidation	6,024,000	34.38
Outstanding at December 31, 2011	7,216,000	$33.89
(4,865,000 exercisable)		36.67
Granted	1,702,000	20.79	$6.28
Exercised	(1,000)	20.65		$4,000
Forfeited	(106,000)	23.81
Expired	(298,000)	30.12
Outstanding at December 31, 2012	8,513,000	$31.53		$2,279,000	6.4
(5,782,000 exercisable)		$35.12		$68,000	5.2

The aggregate intrinsic value in the tables above represents the total pre-tax intrinsic value (the difference between TDS' closing stock prices and the exercise price, multiplied by the number of in-the-money options) that was received by the option holders upon exercise or that would have been received by option holders had all options been exercised on December 31, 2012.

Long-Term Incentive Plan—Restricted Stock Units—TDS also grants restricted stock unit awards to key employees. As of December 31, 2011, each restricted stock unit outstanding was convertible into one Special Common Share upon the vesting of such restricted stock units. As a result of the Share Consolidation Amendment each outstanding restricted stock unit was reclassified and became convertible into one Common Share Award. The restricted stock unit awards currently outstanding were granted in 2011 and 2012 and will vest in December 2013 and 2014, respectively.

TDS estimates the fair value of restricted stock units by reducing the grant-date price of the Company's shares by the present value of the dividends expected to be paid on the underlying shares during the requisite service period, discounted at the appropriate risk-free interest rate, since employees are not entitled to dividends declared on the underlying shares while the restricted stock or RSU is unvested. The fair value is then recognized as compensation cost on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period.

A summary of TDS nonvested restricted stock units and changes during the year ended December 31, 2012 is presented in the table below. The December 31, 2011 amounts in the table below reflect the impact of the Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS.

Common Restricted Stock Units	Number	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2011	389,000	$27.45
Granted	333,000	$19.62
Vested	(151,000)	$25.73
Forfeited	(24,000)	$24.10
Nonvested at December 31, 2012	547,000	$23.44

The total fair values as of the respective vesting dates of restricted stock units vested during 2012, 2011 and 2010 were $3.4 million, $4.1 million and $4.2 million, respectively. The weighted average grant date fair value of restricted stock units granted in 2012, 2011 and 2010 was $19.62, $28.73 and $25.53, respectively.

Long-Term Incentive Plan—Deferred Compensation Stock Units—Certain TDS employees may elect to defer receipt of all or a portion of their annual bonuses and to receive a company matching contribution on the amount deferred. All bonus compensation that is deferred by employees electing to participate is immediately vested and is deemed to be invested in TDS Common Share units. The amount of TDS' matching contribution depends on the portion of the annual bonus that is deferred. Participants receive a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and a 33% match for amounts that exceed 50% of their total annual bonus; such matching contributions also are deemed to be invested in TDS Common Share units.

The total fair values of deferred compensation stock units that vested during 2012, 2011 and 2010 were $0.1 million, $0.1 million and $0.1 million, respectively. The weighted average grant date fair value of deferred compensation stock units granted in 2012, 2011 and 2010 was $24.18, $28.15 and $28.72, respectively. As of December 31, 2012, there were 205,000 vested but unissued deferred compensation stock units valued at $4.5 million.

Employee Stock Purchase Plan—The TDS 2009 Employee Stock Purchase Plan was terminated in the fourth quarter of 2011.

Compensation of Non-Employee Directors—TDS issued 22,000, 19,000 and 19,000 Common Shares under its Non-Employee Director plan in 2012, 2011 and 2010, respectively.

Dividend Reinvestment Plans (“DRIP”)—TDS had reserved 260,000 Common Shares at December 31, 2012, for issuance under Automatic Dividend Reinvestment and Stock Purchase Plans and 18,000 Series A Common Shares for issuance under the Series A Common Share Automatic Dividend Reinvestment Plan. These plans enabled holders of TDS' Common Shares and Preferred Shares to reinvest cash dividends in Common Shares and holders of Series A Common Shares to reinvest cash dividends in Series A Common Shares. The purchase price of the shares is 95% of the market value, based on the average of the daily high and low sales prices for TDS' Common Shares on the New York Stock Exchange for the ten trading days preceding the date on which the purchase is made. These plans are considered non-compensatory plans, therefore no compensation expense is recognized for stock issued under these plans.

U.S. Cellular

The information in this section relates to stock-based compensation plans using the equity instruments of U.S. Cellular. Participants in these plans are employees of U.S. Cellular and Non-employee Directors of U.S. Cellular. Information related to plans using the equity instruments of TDS are shown in the previous section.

U.S. Cellular has established the following stock-based compensation plans: a long-term incentive plan and a Non-Employee Director compensation plan, and had an employee stock purchase plan that was terminated in the fourth quarter of 2011. In addition, U.S. Cellular employees were eligible to participate in the TDS employee stock purchase plan before that plan also was terminated in the fourth quarter of 2011.

Under the U.S. Cellular 2005 Long-Term Incentive Plan, U.S. Cellular may grant fixed and performance based incentive and non-qualified stock options, restricted stock, restricted stock units, and deferred compensation stock unit awards to key employees. At December 31, 2012, the only types of awards outstanding are fixed non-qualified stock option awards, restricted stock unit awards, and deferred compensation stock unit awards.

At December 31, 2012, U.S. Cellular had reserved 5,662,000 Common Shares for equity awards granted and to be granted under the 2005 Long-Term Incentive Plan. No Common Shares were reserved for issuance to employees under any employee stock purchase plan since this plan was terminated in the fourth quarter of 2011.

U.S. Cellular also has established a Non-Employee Director compensation plan under which it has reserved 25,000 Common Shares at December 31, 2012 for issuance as compensation to members of the Board of Directors who are not employees of U.S. Cellular or TDS.

U.S. Cellular uses treasury stock to satisfy requirements for Common Shares issued pursuant to its various stock-based compensation plans.

Long-Term Incentive Plan—Stock Options—Stock options granted to key employees are exercisable over a specified period not in excess of ten years. Stock options generally vest over a period of three years from the date of grant. Stock options outstanding at December 31, 2012 expire between 2013 and 2022. However, vested stock options typically expire 30 days after the effective date of an employee's termination of employment for reasons other than retirement. Employees who leave at the age of retirement have 90 days (or one year if they satisfy certain requirements) within which to exercise their vested stock options. The exercise price of options equals the market value of U.S. Cellular Common Shares on the date of grant.

U.S. Cellular estimated the fair value of stock options granted during 2012, 2011, and 2010 using the Black Scholes valuation model and the assumptions shown in the table below.

	2012	2011	2010
Expected life	4.5 years	4.3 years	0.9-8.0 years
Expected volatility	40.7%-42.6%	43.4%-44.8%	26.9%-43.9%
Dividend yield	0%	0%	0%
Risk-free interest rate	0.5%-0.9%	0.7%-2.0%	0.4%-3.1%
Estimated annual forfeiture rate	0.0%-9.1%	0.0%-7.8%	0.0%-8.4%

The fair value of options is recognized as compensation cost using an accelerated attribution method over the requisite service periods of the awards, which is generally the vesting period.

A summary of U.S. Cellular stock options outstanding (total and portion exercisable) and changes during the three years ended December 31, 2012, is presented in the table below:

					Weighted
					Average
		Weighted	Weighted		Remaining
		Average	Average	Aggregate	Contractual
	Number of	Exercise	Grant Date	Intrinsic	Life
	Options	Price	Fair Value	Value	(in years)

Outstanding at December 31, 2009	2,029,000	$51.37
(1,046,000 exercisable)		54.40
Granted	831,000	41.98	$13.75
Exercised	(317,000)	38.60		$1,555,000
Forfeited	(88,000)	44.28
Expired	(193,000)	61.50
Outstanding at December 31, 2010	2,262,000	$49.12
(1,151,000 exercisable)		54.64
Granted	595,000	51.70	$19.42
Exercised	(173,000)	37.50		$2,099,000
Forfeited	(72,000)	45.97
Expired	(175,000)	57.05
Outstanding at December 31, 2011	2,437,000	$50.10
(1,321,000 exercisable)		53.68
Granted	580,000	40.70	$14.71
Exercised	(41,000)	34.27		$205,000
Forfeited	(97,000)	44.81
Expired	(116,000)	52.92
Outstanding at December 31, 2012	2,763,000	$48.43		$513,000	6.60
(1,657,000 exercisable)		$51.20		$513,000	5.30

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between U.S. Cellular's closing stock price and the exercise price multiplied by the number of in-the-money options) that was received by the option holders upon exercise or that would have been received by option holders had all options been exercised on December 31, 2012.

Long-Term Incentive Plan—Restricted Stock Units—U.S. Cellular grants restricted stock unit awards, which generally vest after three years, to key employees.

U.S. Cellular estimates the fair value of restricted stock units based on the closing market price of U.S. Cellular shares on the date of grant. The fair value is then recognized as compensation cost on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period.

A summary of U.S. Cellular nonvested restricted stock units at December 31, 2012 and changes during the year then ended is presented in the table below:

	Number	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2011	845,000	$42.48
Granted	468,000	39.75
Vested	(225,000)	32.96
Forfeited	(75,000)	43.74
Nonvested at December 31, 2012	1,013,000	$43.24

The total fair value of restricted stock units that vested during 2012, 2011 and 2010 was $8.9 million, $9.5 million and $4.7 million, respectively, as of the respective vesting dates. The weighted average grant date fair value of restricted stock units granted in 2012, 2011 and 2010 was $39.75, $49.35 and $42.21, respectively.

Long-Term Incentive Plan—Deferred Compensation Stock Units—Certain U.S. Cellular employees may elect to defer receipt of all or a portion of their annual bonuses and to receive a company matching contribution on the amount deferred. All bonus compensation that is deferred by employees electing to participate is immediately vested and is deemed to be invested in U.S. Cellular Common Share stock units. The amount of U.S. Cellular's matching contribution depends on the portion of the annual bonus that is deferred. Participants receive a 25% match for amounts deferred up to 50% of their total annual bonus and a 33% match for amounts that exceed 50% of their total annual bonus; such matching contributions also are deemed to be invested in U.S. Cellular Common Share stock units.

The total fair value of deferred compensation stock units that vested was less than $0.1 million during 2012 and 2011. The fair value of units vested during 2010 was $0.4 million. The weighted average grant date fair value of deferred compensation stock units granted in 2012, 2011 and 2010 was $42.37, $48.72 and $40.76, respectively. As of December 31, 2012, there were 7,000 vested but unissued deferred compensation stock units valued at $0.2 million.

Employee Stock Purchase Plan—The U.S. Cellular 2009 Employee Stock Purchase Plan was terminated in the fourth quarter of 2011.

Compensation of Non-Employee Directors—U.S. Cellular issued 7,600, 6,600 and 9,000 Common Shares in 2012, 2011 and 2010, respectively, under its Non-Employee Director compensation plan.

Business Segment Information	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Business Segment Information

NOTE 17 BUSINESS SEGMENT INFORMATION

U.S. Cellular and TDS Telecom are billed for all services they receive from TDS, consisting primarily of information processing and general management services. Such billings are based on expenses specifically identified to U.S. Cellular and TDS Telecom and on allocations of common expenses.

Management believes the method used to allocate common expenses is reasonable and that all expenses and costs applicable to U.S. Cellular and TDS Telecom are reflected in the accompanying business segment information on a basis that is representative of what they would have been if U.S. Cellular and TDS Telecom operated on a stand-alone basis.

Financial data for TDS' business segments for 2012, 2011 and 2010 is as follows. TDS Telecom's incumbent local exchange carriers are designated as “ILEC” in the table, its competitive local exchange carriers is designated as “CLEC” and hosted and managed services operations are designated as “HMS.” During the quarter ended March 31, 2012, TDS reevaluated and changed its reportable business segments. Periods presented for comparative purposes have been re-presented to conform to the revised presentation. See Note 1 — Summary of Significant Accounting Policies and Recent Accounting Pronouncements for additional information.

Year Ended or at December 31, 2012
		TDS Telecom
	U.S. Cellular	ILEC	CLEC	HMS	TDS Telecom Eliminations	TDS Telecom Total	Non- Reportable Segment (1)	Other Reconciling Items (2)	Total
(Dollars in thousands)
Operating revenues	$4,452,084	$578,412	$173,397	$113,010	$(10,313)	$854,506	$60,830	$(22,143)	$5,345,277
Cost of services and products (excluding Depreciation, amortization and accretion reported below)	1,882,752	192,514	89,949	75,781	(8,650)	349,594	42,150	(1,926)	2,272,570
Selling, general and administrative expense	1,764,933	170,493	66,886	34,193	(1,663)	269,909	16,189	(17,130)	2,033,901
Adjusted OIBDA (3)	804,399	215,405	16,562	3,036	-	235,003	2,491	(3,087)	1,038,806
Depreciation, amortization and accretion expense	608,633	150,557	21,969	20,568	-	193,094	6,102	5,797	813,626
Loss on impairment of assets	-	-	-	-	-	-	515	-	515
(Gain) loss on asset disposals and exchanges, net	18,088	535	485	108	-	1,128	(1)	526	19,741
(Gain) loss on sale of business and other exit costs, net	21,022	39	-	-	-	39	-	-	21,061
Operating income (loss)	156,656	64,274	(5,892)	(17,640)	-	40,742	(4,125)	(9,410)	183,863
Equity in earnings of unconsolidated entities	90,364	10	-	-	-	10	-	2,493	92,867
Interest and dividend income	3,644	2,805	280	25	-	3,110	8	2,486	9,248
Gain (loss) on investment	(3,718)	-	-	-	-	-	-	-	(3,718)
Interest expense (Capitalized interest)	42,393	(2,458)	(216)	1,160	-	(1,514)	3,938	41,928	86,745
Other, net	500	(353)	-	(1)	-	(354)	575	(1)	720
Income before income taxes	205,053	69,194	(5,396)	(18,776)	-	45,022	(7,480)	(46,360)	196,235

Investments in unconsolidated entities	144,531	3,809	-	-	-	3,809	-	31,581	179,921
Total assets	6,587,450	1,407,892	111,806	267,798	-	1,787,496	62,931	186,023	8,623,900
Capital expenditures	$836,748	$137,115	$21,465	$15,344	$-	$173,924	$1,789	$(7,840)	$1,004,621

Year Ended or at December 31, 2011
		TDS Telecom
	U.S. Cellular	ILEC	CLEC	HMS	TDS Telecom Eliminations	TDS Telecom Total	Non- Reportable Segment (1)	Other Reconciling Items (2)	Total
(Dollars in thousands)
Operating revenues	$4,343,346	$597,811	$180,332	$47,180	$(9,935)	$815,388	$45,133	$(23,396)	$5,180,471
Cost of services and products (excluding Depreciation, amortization and accretion reported below)	1,721,181	191,591	91,348	23,502	(8,238)	298,203	32,952	(1,692)	2,050,644
Selling, general and administrative expense	1,769,701	158,302	64,509	15,647	(1,697)	236,761	8,609	(12,712)	2,002,359
Adjusted OIBDA (3)	852,464	247,918	24,475	8,031	-	280,424	3,572	(8,992)	1,127,468
Depreciation, amortization and accretion expense	573,557	145,687	21,976	12,867	-	180,530	3,021	8,668	765,776
Loss on impairment of assets	-	-	-	-	-	-	-	-	-
(Gain) loss on asset disposals and exchanges, net	(1,873)	1,043	85	115	-	1,243	(197)	17	(810)
Operating income (loss)	280,780	101,188	2,414	(4,951)	-	98,651	748	(17,677)	362,502
Equity in earnings of unconsolidated entities	83,566	8	-	-	-	8	-	(1,036)	82,538
Interest and dividend income	3,395	3,252	296	-	-	3,548	2	2,200	9,145
Gain (loss) on investment	11,373	-	-	-	-	-	-	12,730	24,103
Interest expense (Capitalized interest)	65,614	(2,406)	(296)	78	-	(2,624)	1,359	53,852	118,201
Other, net	(678)	2,720	(1)	(9)	-	2,710	650	976	3,658
Income before income taxes	312,822	109,574	3,005	(5,038)	-	107,541	41	(56,659)	363,745

Investments in unconsolidated entities	138,096	3,808	-	-	-	3,808	-	31,806	173,710
Total assets	6,327,976	1,376,131	118,231	209,109	-	1,703,471	68,870	100,688	8,201,005
Capital expenditures	$782,526	$141,802	$22,361	$26,999	$-	$191,162	$3,206	$10,324	$987,218

Year Ended or at December 31, 2010
		TDS Telecom
	U.S. Cellular	ILEC	CLEC	HMS	TDS Telecom Eliminations	TDS Telecom Total	Non- Reportable Segment (1)	Other Reconciling Items (2)	Total
(Dollars in thousands)
Operating revenues	$4,177,681	$606,844	$187,984	$10,550	$(9,536)	$795,842	$40,167	$(26,861)	$4,986,829
Cost of services and products (excluding Depreciation, amortization and accretion reported below)	1,611,221	192,699	96,934	3,599	(8,848)	284,384	31,019	(1,761)	1,924,863
Selling, general and administrative expense	1,783,315	168,783	64,107	4,237	(688)	236,439	6,307	(27,598)	1,998,463
Adjusted OIBDA (3)	783,145	245,362	26,943	2,714	-	275,019	2,841	2,498	1,063,503
Depreciation, amortization and accretion expense	570,955	146,351	24,679	3,024	-	174,054	1,888	8,752	755,649
Loss on impairment of assets	-	-	-	-	-	-	-	-	-
(Gain) loss on asset disposals and exchanges, net	10,717	572	362	197	-	1,131	(76)	(9)	11,763
Operating income (loss)	201,473	98,439	1,902	(507)	-	99,834	1,029	(6,245)	296,091
Equity in earnings of unconsolidated entities	97,318	13	-	-	-	13	-	743	98,074
Interest and dividend income	3,808	2,833	293	1	-	3,127	-	3,573	10,508
Gain (loss) on investment	-	-	-	-	-	-	-	-	-
Interest expense (Capitalized interest)	61,555	(711)	(180)	59	-	(832)	430	55,657	116,810
Other, net	72	(2,474)	-	(4)	-	(2,478)	616	(299)	(2,089)
Income before income taxes	241,116	99,522	2,375	(569)	-	101,328	1,215	(57,885)	285,774

Investments in unconsolidated entities	160,847	13	-	-	-	13	-	37,062	197,922
Total assets	5,875,549	1,443,548	123,762	34,537	-	1,601,847	22,709	196,012	7,696,117
Capital expenditures	$583,134	$123,645	$20,303	$13,357	$-	$157,305	$1,029	$13,564	$755,032

(1)	Represents Suttle-Straus and, as of September 23, 2011, Airadigm.

(2)	Consists of corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

(3)	Adjusted OIBDA is defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the loss on impairment of assets (if any); the net gain or loss on asset disposals and exchanges (if any); and the net gain or loss on sale of business and other exit costs (if any). Adjusted OIBDA excludes the loss on impairment of assets (if any), the net gain or loss on asset disposals and exchanges (if any), and the net gain or loss on sale of business and other exit costs (if any) in order to show operating results on a more comparable basis from period to period. TDS does not intend to imply that any of such amounts that are excluded are non-recurring, infrequent or unusual; such gains or losses may occur in the future. Adjusted OIBDA is a segment measure reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. This amount may also be commonly referred to by management as operating cash flow. TDS believes this measure provides useful information to investors regarding TDS’ financial condition and results of operations because it highlights certain key cash and non-cash items and their impacts on cash flows from operating activities. This amount should not be confused with Cash flows from operating activities, which is a component of the Consolidated Statement of Cash Flows.

Supplemental Cash Flow Disclosures	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Supplemental Cash Flow Disclosures

NOTE 18 SUPPLEMENTAL CASH FLOW DISCLOSURES

Following are supplemental cash flow disclosures regarding interest paid and income taxes paid.

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Interest paid	$88,208	$96,174	$114,996
Income taxes paid (refunded)	(62,042)	(66,994)	87,139

Following are supplemental cash flow disclosures regarding transactions related to stock-based compensation awards:

TDS:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Common Shares withheld (1)	49,840	-	-
Special Common Shares withheld (1)	1,381	65,638	43,580

Aggregate value of Common Shares withheld	$1,102	$-	$-
Aggregate value of Special Common Shares withheld	$33	$1,537	$1,348

Cash receipts upon exercise of stock options	16	1,463	1,657
Cash disbursements for payment of taxes (2)	(1,135)	(1,431)	(1,348)
Net cash receipts from exercise of stock options and vesting of other stock awards	$(1,119)	$32	$309

U.S. Cellular:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Common Shares withheld (1)	92,846	120,250	310,388

Aggregate value of Common Shares withheld	$3,604	$5,952	$13,527

Cash receipts upon exercise of stock options	900	5,447	3,574
Cash disbursements for payment of taxes (2)	(3,105)	(3,512)	(3,065)
Net cash receipts (disbursements) from exercise of stock options and vesting of other stock awards	$(2,205)	$1,935	$509

  Such shares were withheld to cover the exercise price of stock options, if applicable, and required tax withholdings.

  In certain situations, TDS and U.S. Cellular withhold shares that are issuable upon the exercise of stock options or the vesting of restricted shares to cover, and with a value equivalent to, the exercise price and/or the amount of taxes required to be withheld from the stock award holder at the time of the exercise or vesting. TDS and U.S. Cellular then pay the amount of the required tax withholdings to the taxing authorities in cash.

Certain Relationships And Related Transactions	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Certain Relationships and Related Transactions

NOTE 19 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following persons are partners of Sidley Austin LLP, the principal law firm of TDS and its subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of a voting trust that controls TDS, the non-executive Chairman of the Board and member of the Board of Directors of TDS and a director of U.S. Cellular, a subsidiary of TDS; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel of U.S. Cellular and TDS Telecommunications Corporation and an Assistant Secretary of certain subsidiaries of TDS. Walter C.D. Carlson does not provide legal services to TDS or its subsidiaries. TDS, U.S. Cellular and their subsidiaries incurred legal costs from Sidley Austin LLP of $13.6 million in 2012, $13.7 million in 2011 and $14.0 million in 2010.

On September 29, 2010, TDS repurchased 272,323 Special Common Shares at the then current market price on the NYSE for a total price of $7.7 million, or an average of $28.24 per Special Common Share including broker fees, from an affiliate of Southeastern Asset Management, Inc. (“SEAM”). This transaction was not solicited by TDS and TDS did not enter into any agreements with SEAM.  The September 29, 2010, transaction was effected by TDS' broker pursuant to TDS' existing institutional brokerage account agreement on the NYSE pursuant to Rule 10b-18 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The repurchase was made under TDS' share repurchase authorization that was in effect at the time of such repurchase. At the time of the share repurchase by TDS, SEAM was a related party as defined by the SEC because it was a beneficial owner of more than 5% of TDS Special Common Shares.

The Audit Committee of the Board of Directors is responsible for the review and evaluation of all related-party transactions as such term is defined by the rules of the New York Stock Exchange.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Subsequent Events

NOTE 20 SUBSEQUENT EVENTS

On February 25, 2013, TDS entered into an Asset Purchase Agreement with Baja Broadband, LLC (“Baja”) to acquire substantially all of the assets of Baja for $267.5 million in cash, subject to a working capital adjustment. Baja is a cable company that passes approximately 212,000 households in markets in Colorado, New Mexico, Texas, and Utah and offers video, broadband and voice services. The transaction is subject to governmental regulatory approvals, compliance with the Hart-Scott-Rodino Act and other conditions. Subject to approvals, the transaction is expected to close in the third quarter of 2013.

Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Significant Accounting Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Nature of Operations

Telephone and Data Systems, Inc. (“TDS”) is a diversified telecommunications company providing high-quality telecommunications services to approximately 5.8 million wireless customers and 1.0 million wireline customer connections at December 31, 2012. TDS conducts substantially all of its wireless operations through its 84%-owned subsidiary, United States Cellular Corporation (“U.S. Cellular”). TDS provides wireline services through its incumbent local exchange carrier (“ILEC”) and competitive local exchange carrier (“CLEC”), and provides hosted and managed services (“HMS”), under its wholly-owned subsidiary, TDS Telecommunications Corporation (“TDS Telecom”). TDS conducts printing and distribution services through its majority-owned subsidiary, Suttle-Straus, Inc. (“Suttle-Straus”) and provides wireless services through its majority-owned subsidiary, Airadigm Communications, Inc. (“Airadigm”), a Wisconsin-based service provider. Airadigm operates independently from U.S. Cellular and at this time, there are no plans to combine the operations of these subsidiaries. Suttle-Straus and Airadigm's financial results were not significant to TDS' operations in 2012.

Prior to 2012, TDS had reported the following business segments: U.S. Cellular, ILEC (which included HMS operations), CLEC, and Non-Reportable Segment which includes Suttle-Straus and Airadigm. TDS' Corporate operations and intercompany eliminations have been included in “Other Reconciling Items” for purposes of business segment disclosure. As a result of recent acquisitions and changes in TDS' strategy, operations, personnel and internal reporting, TDS reevaluated and changed its reportable business segments in the quarter ended March 31, 2012. As a result, TDS' business segments reflected in this Annual Report on Form 10-K for the year ended December 31, 2012, are U.S. Cellular, ILEC, CLEC, HMS and the Non-Reportable Segment. Periods presented for comparative purposes have been re-presented to conform to this revised presentation. All of TDS' segments operate only in the United States except for HMS, which includes an insignificant foreign operation. See Note 17 — Business Segment Information for summary financial information on each business segment.

On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby (a) each Special Common Share was reclassified as a Common Share on a one-for-one basis, (b) each Common Share was reclassified as 1.087 Common Shares, and (c) each Series A Common Share was reclassified as 1.087 Series A Common Shares. Shares outstanding at December 31, 2011, as well as the weighted average number of shares used in basic and diluted earnings per share as of the beginning of 2011 and all prior periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation. See Note 15 — Common Shareholders' Equity for additional information.

Principles of Consolidation

The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of TDS, its majority-owned subsidiaries, general partnerships in which it has a majority partnership interest and variable interest entities (“VIEs”) in which TDS is the primary beneficiary. Both VIE and primary beneficiary represent terms defined by GAAP.

Intercompany accounts and transactions have been eliminated.

Reclassifications

Certain prior year amounts have been reclassified to conform to the 2012 financial statement presentation. These reclassifications did not affect consolidated net income attributable to TDS shareholders, cash flows, assets, liabilities or equity for the years presented.

Business Combinations

TDS accounts for business combinations at fair value in accordance with the acquisition method. This method requires that the acquirer recognize 100% of the acquiree's assets and liabilities at their fair values on the acquisition date for all acquisitions, whether full or partial. In addition, transaction costs related to acquisitions are expensed.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, depreciation, amortization and accretion, allowance for doubtful accounts, loyalty reward points, and income taxes.

Cash and Cash Equivalents	Cash and cash equivalents include cash and short-term, highly liquid investments with original maturities of three months or less.
Short-Term and Long-Term Investments

At December 31, 2012 and 2011, TDS had $115.7 million and $246.3 million in Short-term investments and $50.3 million and $45.1 million in Long-term investments, respectively. Short-term and Long-term investments consist primarily of U.S. treasuries which are designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet. For these investments, TDS' objective is to earn a higher rate of return on funds that are not anticipated to be required to meet liquidity needs in the near term, while maintaining a low level of investment risk. See Note 3 — Fair Value Measurements for additional details on Short-term and Long-term investments.

Accounts Receivable

U.S. Cellular's accounts receivable consist primarily of amounts owed by customers pursuant to service contracts and for equipment sales, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular's wireless systems.

TDS Telecom's accounts receivable primarily consist of amounts owed by customers for services provided, by interexchange carriers for long-distance traffic which TDS Telecom carries on its network, and by interstate and intrastate revenue pools that distribute access charges.

Allowance for Doubtful Accounts	The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing accounts receivable. The allowance is estimated based on historical experience and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. TDS does not have any off-balance sheet credit exposure related to its customers.
Inventory

Inventory consists primarily of wireless devices stated at the lower of cost or market, with cost determined using the first-in, first-out method and market determined by replacement costs or estimated net realizable value. TDS Telecom's materials and supplies are stated at average cost.

Fair Value Measurements

Under the provisions of GAAP, fair value is a market-based measurement and not an entity-specific measurement, based on an exchange transaction in which the entity sells an asset or transfers a liability (exit price). The provisions also establish a fair value hierarchy that contains three levels for inputs used in fair value measurements. Level 1 inputs include quoted market prices for identical assets or liabilities in active markets. Level 2 inputs include quoted market prices for similar assets and liabilities in active markets or quoted market prices for identical assets and liabilities in inactive markets. Level 3 inputs are unobservable. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. A financial instrument's level within the fair value hierarchy is not representative of its expected performance or its overall risk profile and, therefore, Level 3 assets are not necessarily higher risk than Level 2 assets or Level 1 assets.

Licenses, Goodwill and Goodwill and Licenses Impairment Assessment

Licenses

Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (“FCC”) licenses to provide wireless service.

TDS has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

  Radio spectrum is not a depleting asset.

  The ability to use radio spectrum is not limited to any one technology.

  TDS and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.

  TDS and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years. To date, all of TDS' license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. TDS believes that it is probable that its future license renewal applications will be granted.

Goodwill

TDS has Goodwill as a result of its acquisitions of wireless businesses, the acquisition of ILECs, HMS companies and, under previous business combination guidance in effect prior to 2009, step acquisitions related to U.S. Cellular's repurchase of its common shares. Such Goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions.

Goodwill and Licenses Impairment Assessment

Goodwill and Licenses must be assessed for impairment annually or more frequently if events or changes in circumstances indicate that such assets might be impaired. TDS performs its annual impairment assessment of Goodwill and Licenses as of November 1 of each year.

The impairment test for Goodwill is a two-step process. The first step compares the fair value of the reporting unit to its carrying value. If the carrying amount exceeds the fair value, the second step of the test is performed to measure the amount of impairment loss, if any. The second step compares the implied fair value of reporting unit Goodwill with the carrying amount of that Goodwill. To calculate the implied fair value of Goodwill in this second step, an enterprise allocates the fair value of the reporting unit to all of the assets and liabilities of that reporting unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value was the price paid to acquire the reporting unit. The excess of the fair value of the reporting unit over the amount assigned to the assets and liabilities of the reporting unit is the implied fair value of Goodwill. If the carrying amount of Goodwill exceeds the implied fair value of Goodwill, an impairment loss is recognized for that difference.

The impairment test for an indefinite-lived intangible asset other than Goodwill consists of comparing the fair value of the intangible asset to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of an intangible asset or reporting unit and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. Other valuation techniques include present value analysis, multiples of earnings or revenues, or similar performance measures. The use of these techniques involve assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate, and other inputs. Different assumptions for these inputs could create materially different results.

U.S. Cellular tests Goodwill for impairment at the level of reporting referred to as a reporting unit. For purposes of its impairment testing of Goodwill in 2012 and 2011, U.S. Cellular identified five reporting units. The five reporting units represent five geographic groupings of FCC licenses, representing five geographic service areas.

A discounted cash flow approach was used to value each reporting unit for purposes of the Goodwill impairment review by using value drivers and risks specific to the current industry and economic markets. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value. Key assumptions made in this process were the discount rate, estimated expected revenue growth rate, projected capital expenditures and the terminal growth rate.

U.S. Cellular tests Licenses for impairment at the level of reporting referred to as a unit of accounting. For purposes of its 2012 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into thirteen units of accounting based on geographic service areas. One unit of accounting includes the licenses to be transferred as a result of the Divestiture Transaction more fully described in Note 7 — Acquisitions, Divestitures and Exchanges. For purposes of its 2011 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into twelve units of accounting based on geographic service areas. In both 2012 and 2011 testing, seven of the units of accounting represented geographic groupings of licenses which, because they were not being utilized and, therefore, were not expected to generate cash flows from operating activities in the foreseeable future, were considered separate units of accounting for purposes of impairment testing.

U.S. Cellular estimates the fair value of built licenses for purposes of impairment testing using the build-out method. The build-out method estimates the fair value of Licenses by calculating future cash flows from a hypothetical start-up wireless company and assuming that the only assets available upon formation are the underlying Licenses. To apply this method, a hypothetical build-out of the company's wireless network, infrastructure, and related costs are projected based on market participant information. Calculated cash flows, along with a terminal value, are discounted to the present and summed to determine the estimated fair value.

For units of accounting which consist of unbuilt licenses, U.S. Cellular prepares estimates of fair value by reference to prices paid in recent auctions and market transactions where available. If such information is not available, the fair value of the unbuilt licenses is assumed to change by the same percentage, and in the same direction, that the fair value of built licenses measured using the build-out method changed during the period.

TDS Telecom has recorded Goodwill as a result of the acquisition of ILEC and HMS companies. For purposes of the annual impairment testing, TDS Telecom has four reporting units: one reporting unit within its ILEC reportable operating segment and three reporting units within its HMS reportable operating segment. For purposes of its annual impairment testing of Goodwill, as of November 1, 2011, TDS Telecom identified two reporting units within its ILEC reportable operating segment. TDS Telecom's change in reporting units resulted from an additional acquisition and TDS' reevaluation of its reportable business segments, more fully described above.

The discounted cash flow approach and publicly-traded guideline company method were used to value the reporting units in 2012. The publicly-traded guideline company method and recent transaction method were used to value the reporting units in 2011.

The discounted cash flow approach uses value drivers and risks specific to the industry and current economic factors. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value and may not be indicative of TDS Telecom's specific assumptions. The most significant assumptions made in this process were the revenue growth rate, discount rate, projected capital expenditures and the terminal growth rate.

The publicly-traded guideline company method develops an indication of fair value by calculating average market pricing multiples for selected publicly-traded companies using multiples of various financial measures. The recent transaction method calculates market pricing multiples based upon recent acquisitions of similar businesses.  In both the publicly-traded guideline company method and the recent transaction method, the developed multiples were applied to applicable financial measures of the respective reporting unit to determine fair value. Given the nature of this methodology, no specific consideration of the economic environment was considered since those factors would be inherent in the multiples used.

Investments in Unconsolidated Entities

Investments in unconsolidated entities consist of amounts invested in wireless and wireline entities in which TDS holds a noncontrolling interest. TDS follows the equity method of accounting for such investments in which its ownership interest equals or exceeds 20% for corporations and equals or exceeds 3% for partnerships and limited liability companies. The cost method of accounting is followed for such investments in which TDS' ownership interest is less than 20% for corporations and is less than 3% for partnerships and limited liability companies, and for investments for which TDS does not have the ability to exercise significant influence.

For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment

Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to Cost of services and products or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with removal cost less any salvage realized, to (Gain) loss on asset disposals and exchanges, net.

Costs of developing new information systems are capitalized and amortized over their expected economic useful lives.

Depreciation

Depreciation is provided using the straight-line method over the estimated useful life of the assets, except for the ILEC segment, which uses the group depreciation method. The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually. TDS depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets' economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. Due to the Divestiture Transaction more fully described in Note 7 — Acquisitions, Divestitures and Exchanges, U.S. Cellular changed the useful lives of certain assets in 2012. There were no material changes to useful lives of property, plant and equipment in 2011 or 2010. TDS Telecom did not materially change the useful lives of its property, plant and equipment in 2012, 2011 or 2010.

Impairment of Long-lived Assets

TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired. The impairment test for tangible long-lived assets is a two-step process. The first step compares the carrying value of the asset (or asset group) with the estimated undiscounted cash flows over the remaining asset (or asset group) life. If the carrying value of the asset (or asset group) is greater than the undiscounted cash flows, the second step of the test is performed to measure the amount of impairment loss. The second step compares the carrying value of the asset to its estimated fair value. If the carrying value exceeds the estimated fair value (less cost to sell), an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of a tangible long-lived asset and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. A present value analysis of cash flow scenarios is often the best available valuation technique. The use of this technique involves assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate and other inputs. Different assumptions for these inputs could create materially different results.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2012 and 2011, U.S. Cellular had accrued $88.2 million and $75.3 million, respectively, for amounts due to agents. This amount is included in Other current liabilities in the Consolidated Balance Sheet.

Other Assets and Deferred Charges

Other assets and deferred charges include legal fees and other charges related to various borrowing instruments, and are amortized over the respective term of each instrument. The amounts for deferred charges included in the Consolidated Balance Sheet at December 31, 2012 and 2011 are shown net of accumulated amortization of $30.0 million and $25.2 million, respectively.

Asset Retirement Obligations

U.S. Cellular operates cell sites, retail stores and office spaces in its operating markets. A majority of these sites, stores and office spaces are leased. Most of these leases contain terms which require or may require U.S. Cellular to return the leased property to its original condition at the lease expiration date.

TDS Telecom owns poles, cable and wire and certain buildings and leases data center and office space and property used for housing central office switching equipment and fiber cable. These assets and leases often have removal or remediation requirements associated with them. For example, TDS Telecom's poles, cable and wire are often located on property that is not owned by TDS Telecom and are often subject to the provisions of easements, permits, or leasing arrangements. Pursuant to the terms of the permits, easements, or leasing arrangements, TDS Telecom is often required to remove these assets and return the property to its original condition at some defined date in the future.

TDS accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, TDS records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. The liability is accreted to its present value over a period ending with the estimated settlement date of the respective asset retirement obligation. The carrying amount of the long-lived asset is depreciated over the useful life of the asset. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability (including accretion of discount) is recognized in the Consolidated Statement of Operations.

Treasury Shares	Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. Treasury shares are reissued as part of TDS’ stock-based compensation programs. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings. On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby each Special Common Share was reclassified as one Common Share on a one-for-one basis and each Common Share was reclassified as 1.087 Common Shares. See Note 15 — Common Shareholders’ Equity for additional information.
Revenue Recognition

U.S. Cellular

Revenues from wireless operations consist primarily of:

  Charges for access, airtime, roaming, long distance, data and other value added services provided to U.S. Cellular's retail customers and to end users through third-party resellers;
  Charges to carriers whose customers use U.S. Cellular's systems when roaming;
  Sales of equipment and accessories;
  Amounts received from the Universal Service Fund (“USF”) in states where U.S. Cellular has been designated an Eligible Telecommunications Carrier (“ETC”); and
  Redemptions of loyalty reward points for products or services.

Revenues related to wireless services and other value added services are recognized as services are rendered. Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.

Revenues from sales of equipment and accessories are recognized when title and risk of loss passes to the agent or end-user customer.

U.S. Cellular allocates revenue to each element of multiple element service offerings using the relative selling price method. Under this method, arrangement consideration, which consists of the amounts billed to the customer net of any cash-based discounts, is allocated to each element on the basis of its relative selling price on a stand-alone basis. Such stand-alone selling price is determined in accordance with the following hierarchy:

  U.S. Cellular-specific objective evidence of stand-alone selling price, if available; otherwise
  Third-party evidence of selling price, if it is determinable; otherwise
  A best estimate of stand-alone selling price.

U.S. Cellular estimates stand-alone selling prices of the elements of its service offerings as follows:

  Wireless services – Based on the actual selling price U.S. Cellular offers when such plan is sold on a stand-alone basis, or if the plan is not sold on a stand-alone basis, U.S. Cellular's estimate of the price of such plan based on similar plans that are sold on a stand-alone basis.
  Wireless devices – Based on the selling price of the respective wireless device when it is sold on a stand-alone basis.
  Phone Replacement – Based on U.S. Cellular's estimate of the price of this service if it were sold on a stand-alone basis, which was calculated by estimating the cost of this program plus a reasonable margin.
  Loyalty reward points – By estimating the retail price of the products and services for which points may be redeemed and dividing such amount by the number of loyalty points required to receive such products and services. This is calculated on a weighted average basis and requires U.S. Cellular to estimate the percentage of loyalty points that will be redeemed for each product or service.

U.S. Cellular follows the deferred revenue method of accounting for its loyalty reward program. Under this method, revenue allocated to loyalty reward points is fully deferred as U.S. Cellular does not have sufficient historical data in which to estimate any portion of loyalty reward points that will not be redeemed. Revenue is recognized at the time of customer redemption or when such points have been depleted via a maintenance charge. U.S. Cellular periodically reviews and will revise the redemption and depletion rates as appropriate based on history and related future expectations. As of December 31, 2012 and 2011, U.S. Cellular had deferred revenue related to loyalty reward points outstanding of $56.6 million and $38.9 million, respectively. These amounts are recorded in Customer deposits and deferred revenues (a current liability account) in the Consolidated Balance Sheet, as customers may redeem their reward points within the current period.

Cash-based discounts and incentives, including discounts to customers who pay their bills through the use of on-line bill payment methods, are recognized as a reduction of Operating revenues concurrently with the associated revenue, and are allocated to the various products and services in the bundled offering based on their respective relative selling price.

In order to provide better control over wireless device quality, U.S. Cellular sells wireless devices to agents. U.S. Cellular pays rebates to agents at the time an agent activates a new customer or retains an existing customer in a transaction involving a wireless device. U.S. Cellular accounts for these rebates by reducing revenues at the time of the wireless device sale to the agent rather than at the time the agent activates a new customer or retains a current customer. Similarly, U.S. Cellular offers certain wireless device sales rebates and incentives to its retail customers and records the revenue net of the corresponding rebate or incentive. The total potential rebates and incentives are reduced by U.S. Cellular's estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

Prior to July 1, 2012, U.S. Cellular charged a service activation fee to customers. Activation fees charged at agent locations with the sale of service only, where U.S. Cellular did not sell a wireless device to the customer, were deferred and recognized over the average customer life. On July 1, 2012, U.S. Cellular discontinued the service activation fee and began charging a device activation fee. Device activation fees charged at agent locations, where U.S. Cellular does not also sell a wireless device to the customer, are deferred and recognized over the average device life. Device activation fees charged as a result of handset sales at Company-owned retail stores are recognized at the time the handset is delivered to the customer. GAAP requires that activation fees charged with the sale of equipment and service be allocated to the equipment and service based upon the relative selling prices of each item. This generally results in the recognition of the activation fee as additional wireless device revenue at the time of sale.

ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular's designation as an ETC in various states.

TDS Telecom

Revenue from ILEC and CLEC operations consist primarily of charges for:

  The provision of local telephone exchange service;
  Compensation for carrying long-distance voice and data traffic on TDS Telecom's local telephone networks, including compensation from USF's;
  Leasing, selling, installing and maintaining customer premise equipment;
  Providing broadband services;
  Providing hosted Voice over Internet Protocol (“VoIP”) solutions and other hosted services to business;
  Reselling long-distance services; and
  Selling Internet Protocol Television (“IPTV”) and satellite video service.

HMS operating revenues consist of colocation, dedicated hosting, hosted application management and cloud computing services, and planning, engineering, procurement, installation, sales and management of IT infrastructure hardware solutions.

Revenues are recognized as services are rendered. Activation fees charged are deferred and recognized over the average customer's service period.

TDS Telecom offers some products and services that are provided by third-party vendors, primarily satellite video service through its ILEC business, and third-party equipment maintenance contracts through its HMS business. TDS records these service revenues on a net basis.

TDS Telecom offers discounts and incentives to customers who receive certain groupings of products and services (bundled arrangements).  These discounts are recognized concurrently with the associated revenue and are allocated to the various products and services in the bundled offering based on their relative selling prices.

Discounts and cash incentives offered by TDS Telecom that are given directly to customers are recorded in the financial statements as a reduction of Operating revenues.

TDS Telecom's ILECs earn Wholesale revenues as a result of their participation in revenue pools with other telephone companies for interstate revenue and for certain intrastate revenue. Such pools are funded by long distance revenue and/or access charges within state jurisdictions and by access charges in the interstate jurisdiction. Wholesale revenues earned through the various pooling processes are recorded based on estimates following the National Exchange Carrier Association's rules as approved by the FCC.

Amounts Collected from Customers and Remitted to Governmental Authorities

TDS records amounts collected from customers and remitted to governmental authorities net within a tax liability account if the tax is assessed upon the customer and TDS merely acts as an agent in collecting the tax on behalf of the imposing governmental authority. If the tax is assessed upon TDS, then amounts collected from customers as recovery of the tax are recorded in Operating revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $152.4 million, $141.3 million and $154.0 million for 2012, 2011 and 2010, respectively.

Advertising Costs	TDS expenses advertising costs as incurred. Advertising costs totaled $240.9 million, $267.7 million and $273.0 million in 2012, 2011 and 2010, respectively.
Income Taxes

TDS files a consolidated federal income tax return. Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.

Stock-Based Compensation

TDS has established long-term incentive plans, dividend reinvestment plans, a Non-Employee Director compensation plan, and previously had an employee stock purchase plan before this was terminated in the fourth quarter of 2011. See Note 16 — Stock-based Compensation for additional information. The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required. All other plans are considered compensatory plans; therefore, recognition of compensation costs for grants made under these plans is required.

TDS values its share-based payment transactions using a Black-Scholes valuation model. Stock-based compensation cost recognized during the period is based on the portion of the share-based payment awards that are ultimately expected to vest. Accordingly, stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Pre-vesting forfeitures and expected life are estimated based on historical experience related to similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior. TDS believes that its historical experience provides the best estimates of future pre-vesting forfeitures and future expected life. The expected volatility assumption is based on the historical volatility of TDS' common stock over a period commensurate with the expected life. The dividend yield assumption is equal to the dividends declared in the most recent year as a percentage of the share price on the date of grant. The risk-free interest rate assumption is determined using the U.S. Treasury Yield Curve Rate with a term length that approximates the expected life of the stock options.

Compensation cost for stock option awards is recognized over the respective requisite service period of the awards, which is generally the vesting period, on a straight-line basis for each separate vesting portion of the awards as if the awards were, in-substance, multiple awards (graded vesting attribution method).

Operating Leases

TDS is a party to various lease agreements for office space, retail stores, cell sites and equipment that are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. TDS accounts for certain operating leases that contain rent abatements, lease incentives and/or fixed rental increases by recognizing lease revenue and expense on a straight-line basis over the lease term.

Recent Accounting Pronouncements

On July 27, 2012, the FASB issued Accounting Standards Update 2012-02, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment (“ASU 2012-02”). ASU 2012-02 is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment testing by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. As such, there is the possibility that quantitative assessments would not need to be performed if it is more likely than not that no impairment exists. TDS is required to adopt the provisions of ASU 2012-02 as of January 1, 2013. Early adoption is permitted. The adoption of ASU 2012-02 is not expected to have a significant impact on TDS' financial position or results of operations.

On February 5, 2013, the FASB issued Accounting Standards Update 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). ASU 2013-02 is intended to improve the reporting of reclassifications out of accumulated other comprehensive income. TDS is required to adopt the provisions of ASU 2013-02 as of January 1, 2013. Since ASU 2013-02 only requires additional disclosure, adoption will not have an impact on TDS' financial position or results of operations.

Variable Interest Entities

From time to time, the FCC conducts auctions through which additional spectrum is made available for the provision of wireless services. U.S. Cellular, TDS' subsidiary, participated in spectrum auctions indirectly through interests that it held at the time in Aquinas Wireless, King Street Wireless, Barat Wireless L.P. (“Barat Wireless”) and Carroll Wireless L.P. (“Carroll Wireless”), collectively, the “limited partnerships.” Each limited partnership participated in and was awarded spectrum licenses in one of four separate spectrum auctions (FCC Auctions 78, 73, 66 and 58). Each limited partnership qualified as a “designated entity” and thereby was eligible for bidding credits with respect to licenses purchased in accordance with the rules defined by the FCC for each auction. In most cases, the bidding credits resulted in a 25% discount from the gross winning bid.

On September 7, 2012, U.S. Cellular acquired 100% of the ownership interest in Barat Wireless, Inc., the general partner of Barat Wireless, for an immaterial amount. On December 5, 2012, U.S. Cellular acquired 100% of the ownership interest in Carroll PCS, Inc., the general partner of Carroll Wireless, for an immaterial amount. Prior to these acquisitions, TDS consolidated Barat Wireless, Barat Wireless, Inc., Carroll Wireless, and Carroll PCS, Inc. as VIEs. Subsequent to the acquisition dates these entities ceased to be VIEs but continue to be consolidated based on TDS' controlling financial interest in the entities.

The power to direct the activities that most significantly impact the economic performance of Aquinas Wireless and King Street Wireless is shared. Specifically, the general partner of these VIEs has the exclusive right to manage, operate and control the limited partnerships and make all decisions to carry on the business of the partnerships; however, the general partner of each partnership needs consent of the limited partner, a TDS subsidiary, to sell or lease certain licenses, to make certain large expenditures, admit other partners or liquidate the limited partnerships. Although the power to direct the activities of the VIEs is shared, TDS has a disproportionate level of exposure to the variability associated with the economic performance of the VIEs, indicating that TDS is the primary beneficiary of the VIEs in accordance with GAAP. Accordingly, these VIEs are consolidated.

TDS has a variable interest in Airadigm as a result of a secured loan to Airadigm and the equity interest it holds in Airadigm. TDS has the power to direct the activities that most significantly impact Airadigm's economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to Airadigm, indicating that TDS is the primary beneficiary of Airadigm in accordance with GAAP. In addition, TDS has a majority voting interest in Airadigm. Accordingly, Airadigm is consolidated.

Legal proceedings

TDS is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If TDS believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.

Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Table)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Accounts receivable, allowance for doubtful accounts receivable
Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Beginning balance	$31,071	$35,007	$37,623
Additions, net of recoveries	74,695	68,611	83,098
Deductions	(72,351)	(72,547)	(85,714)
Ending balance	$33,415	$31,071	$35,007

Noncontrolling Interests (Tables)	12 Months Ended
Dec. 31, 2012
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Change Due to Net Income Attributable to Parent and Effects of Changes, Net [Abstract]
Noncontrolling interests
Year Ended December 31,	2012	2011	2010

(Dollars in thousands)
Net income attributable to TDS shareholders	$81,861	$200,566	$144,849
Transfer (to) from the noncontrolling interests
Change in TDS’ Capital in excess of par value from U.S. Cellular's issuance of U.S. Cellular shares	(8,854)	(8,555)	(7,180)
Change in TDS’ Capital in excess of par value from U.S. Cellular’s repurchase of U.S. Cellular shares	4,789	(7,723)	(2,964)
Purchase of ownership in subsidiary from noncontrolling interest	4,397	-	(3,510)
Net transfers (to) from noncontrolling interests	332	(16,278)	(13,654)
Change from net income attributable to TDS shareholders and transfers (to) from noncontrolling interests	$82,193	$184,288	$131,195

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Fair value measurements
	Level within the Fair Value Hierarchy	December 31, 2012		December 31, 2011
		Book Value	Fair Value	Book Value	Fair Value
(Dollars in thousands)
Cash and cash equivalents	1	$740,481	$740,481	$563,275	$563,275
Short-term investments (1)(2)
Certificates of deposit	1	-	-	27,444	27,444
Government-backed securities (3)	1	115,700	115,700	218,829	218,829
Long-term investments (1)(4)
Government-backed securities (3)	1	50,305	50,339	45,138	45,310
Long-term debt (5)
Retail	1	1,178,250	1,238,204	983,250	1,043,549
Institutional and other	2	538,657	589,435	542,398	543,309

(1)	Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.

(2)	Maturities are less than twelve months from the respective balance sheet dates.

(3)	Includes U.S. treasuries and corporate notes guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program.

(4)	Maturities range between 14 and 23 months from the balance sheet date.

(5)	Excludes capital lease obligations and current portion of Long-term debt.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income taxes receivable (payable)
December 31,	2012	2011
(Dollars in thousands)
Federal income taxes receivable (payable)	$(5,455)	$77,238
State income taxes receivable	9,625	8,398

Income tax expense (benefit)
Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Current
Federal	$9,705	$(94,627)	$24,329
State	5,092	5,583	(5,532)
Deferred
Federal	61,113	214,722	67,466
State	(2,328)	(12,175)	8,925
	$73,582	$113,503	$95,188

Income tax reconciliation
Year Ended December 31,	2012		2011		2010
	Amount	Rate	Amount	Rate	Amount	Rate
(Dollars in millions)
Statutory federal income tax expense and rate	$68.7	35.0%	$127.3	35.0%	$100.0	35.0%
State income taxes, net of federal benefit (1)	8.4	4.2	(20.9)	(5.7)	2.7	1.0
Effect of noncontrolling interests	-	-	(3.0)	(0.8)	(4.0)	(1.4)
Correction of deferred taxes (2)	(6.1)	(3.1)	6.0	1.6	-	-
Other differences, net	2.6	1.4	4.1	1.1	(3.5)	(1.3)
Total income tax expense and rate	$73.6	37.5%	$113.5	31.2%	$95.2	33.3%

(1)	Net state income taxes include changes in the valuation allowance. The 2011 benefit primarily relates to the ability to utilize net operating losses as a result of state income tax law changes. In addition, state tax benefits related to the settlement of state tax audits and the expiration of statutes of limitations are included in 2012, 2011 and 2010.

(2)	TDS recorded immaterial adjustments to correct deferred tax balances in 2012 and 2011 related to tax basis adjustments and law changes that related to periods prior to 2012 and 2011, respectively.

Temporary income tax differences
December 31,	2012	2011
(Dollars in thousands)
Noncurrent deferred tax assets
Net operating loss (“NOL”) carryforwards	$121,111	$103,709
Stock-based compensation	53,330	46,410
Compensation and benefits - other	32,484	17,314
Deferred rent	16,862	13,897
Other	32,654	20,246
	256,441	201,576
Less valuation allowance	(69,108)	(48,714)
Total noncurrent deferred tax assets	187,333	152,862
Noncurrent deferred tax liabilities
Property, plant and equipment	666,201	608,669
Licenses/intangibles	250,860	224,817
Partnership investments	127,331	123,898
Other	5,521	4,191
Total noncurrent deferred tax liabilities	1,049,913	961,575
Net noncurrent deferred income tax liability	$862,580	$808,713

Deferred tax valuation allowance
A summary of TDS' deferred tax asset valuation allowance is as follows:

	2012	2011	2010
(Dollars in thousands)
Balance at January 1,	$49,686	$71,014	$63,870
Charged to income tax expense	5,268	(28,511)	(293)
Charged to other accounts	15,548	7,183	7,437
Balance at December 31,	$70,502	$49,686	$71,014

As of December 31, 2012, the valuation allowance reduced current deferred tax assets by $1.4 million and noncurrent deferred tax assets by $69.1 million.

Income tax unrecognized benefits summary
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
(Dollars in thousands)
Unrecognized tax benefits balance at January 1,	$28,841	$34,002	$45,034
Additions for tax positions of current year	7,027	4,369	5,271
Additions for tax positions of prior years	1,673	171	179
Reductions for tax positions of prior years	(7)	(1,973)	(3,517)
Reductions for settlements of tax positions	(21)	(976)	(12,549)
Reductions for lapses in statutes of limitations	(9,093)	(6,752)	(416)
Unrecognized tax benefits balance at December 31,	$28,420	$28,841	$34,002

Variable Interest Entities VIEs (Tables)	12 Months Ended
Dec. 31, 2012
Variable Interest Entities VIEs
Consolidated VIE assets and liabilities
December 31,	2012	2011
(Dollars in thousands)
Assets
Cash and cash equivalents	$7,028	$13,299
Other current assets	3,267	3,719
Licenses and other Intangible assets	325,707	501,829
Property, plant and equipment, net	31,544	27,642
Other assets and deferred charges	3,026	3,612
Total assets	$370,572	$550,101

Liabilities
Current liabilities	$9,985	$5,944
Deferred liabilities and credits	6,213	5,481
Total liabilities	$16,198	$11,425

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings per share
Year Ended December 31,	2012	2011	2010
(Dollars and shares in thousands, except earnings per share)
Basic earnings per share attributable to TDS shareholders Net income available to common shareholders of TDS used in basic earnings per share	$81,811	$200,516	$144,799

Adjustments to compute diluted earnings
Noncontrolling interest adjustment (1)	(461)	(795)	(512)
Preferred dividend adjustment (2)	-	49	49
Net income available to common shareholders of TDS used in diluted earnings per share	$81,350	$199,770	$144,336

Weighted average number of shares used in basic earnings per share
Common Shares	101,532	101,471	102,947
Series A Common Shares	7,139	7,091	7,069
Total	108,671	108,562	110,016

Effects of dilutive securities:
Stock options	11	262	229
Restricted stock units	255	214	195
Preferred shares	-	60	48

Weighted average number of shares used in diluted earnings per share	108,937	109,098	110,488

Basic earnings per share attributable to TDS shareholders	$0.75	$1.85	$1.32

Diluted earnings per share attributable to TDS shareholders	$0.75	$1.83	$1.31

(1)	The noncontrolling interest adjustment reflects the additional noncontrolling share of U.S. Cellular’s income computed as if all of U.S. Cellular’s issuable securities were outstanding.

(2)	The preferred dividend adjustment reflects the dividend reduction related to preferred securities that were dilutive, and therefore treated as if converted for shares.

Summary of antidilutive shares
(Shares in thousands)	2012	2011	2010

Stock options	8,130	3,785	4,105

Restricted stock units	154	141	88

Convertible preferred shares	57	-	-

Acquisitions Divestitures and Exchanges (Tables)	12 Months Ended
Dec. 31, 2012
Business Acquisition Purchase Price Allocation [Abstract]
Acquisitions, Divestitures and Exchanges
		Allocation of Purchase Price
	Purchase Price (1)	Goodwill (2)	Licenses	Intangible Assets Subject to Amortization (3)	Net Tangible Assets (Liabilities)
(Dollars in thousands)
2012
U.S. Cellular licenses	$122,690	$-	$122,690	$-	$-
TDS Telecom HMS business	46,126	20,364	-	20,300	5,462
Total	$168,816	$20,364	$122,690	$20,300	$5,462

2011
U.S. Cellular licenses	$4,406	$-	$4,406	$-	$-
U.S. Cellular business (4)(5)	24,572	-	15,592	2,252	6,728
TDS Telecom HMS business	95,865	68,107	-	28,300	(542)
Non-Reportable segment business	983	515	15,220	3,194	(17,946)
Total	$125,826	$68,622	$35,218	$33,746	$(11,760)

(1)	Cash amounts paid for acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.

(2)	In 2012, the entire amount of Goodwill was amortizable for income tax purposes. In 2011, $0.7 million of acquired Goodwill was amortizable for income tax purposes.

(3)	The weighted average amortization period for Intangible assets subject to amortization was 8.1 years in 2012 and 8.0 years in 2011.

(4)	Includes only the acquired interest and does not include amounts attributable to U.S. Cellular’s pre-existing noncontrolling interest described above in this Note 7.

(5)	Licenses, Intangible assets subject to amortization and a portion of Net tangible assets (liabilities) are included in amounts reported as Assets held for sale in the Consolidated Balance Sheet as of December 31, 2011.

Divestiture financial impacts
Business divestiture financial impacts

(Dollars in thousands)	Expected Period of Realization/ Incurrence (1)	Projected Range		Actual Amount Incurred Year Ended December 31, 2012

(Gain) loss on sale of business and other exit costs, net
Proceeds from Sprint
Purchase price	2013	$(480,000)	$(480,000)	$-
Reimbursement of transition and exit costs	2013-2014	(150,000)	(200,000)	-
Net assets transferred	2013	150,000	170,000	-
Non-cash charges for the write-off and write-down of property under construction and related assets	2012-2013	5,000	15,000	10,672
Employee related costs including severance, retention and outplacement	2012-2014	15,000	25,000	12,609
Contract termination costs	2012-2014	125,000	175,000	59
Transaction costs	2012-2013	3,000	5,000	1,137
Total (Gain) loss on sale of business and other exit costs, net		$(332,000)	$(290,000)	$24,477

Depreciation, amortization and accretion expense
Incremental depreciation, amortization and accretion, net of salvage values (2)	2012-2014	150,000	210,000	20,058

Other Operating expenses
Non-cash charges for the write-off and write-down of various operating assets and liabilities	2013	-	10,000	-
(Increase) decrease in Operating income		$(182,000)	$(70,000)	$44,535

(1)	Represents the estimated period in which a substantial majority of such amounts will be realized or incurred.

(2)	Represents incremental depreciation, amortization and accretion anticipated to be recorded in the specified time periods as a result of revising the useful life of certain assets and revising the settlement dates of certain asset retirement obligations in conjunction with the Divestiture Transaction. Specifically, for the years indicated, this is estimated depreciation, amortization and accretion recorded on assets and liabilities of the Divestiture Markets after the November 6, 2012 transaction date less depreciation, amortization and accretion that would have been recorded on such assets and liabilities in the normal course, absent the Divestiture Transaction.

(Dollars in thousands)	Balance November 6, 2012	Costs Incurred	Cash Settlements	Non-cash Settlements	Adjustments	Balance December 31, 2012
Accrued compensation
Employee related costs including severance, retention, outplacement	$-	$12,609	$(304)	$-	$-	$12,305
Other current liabilities
Contract termination costs	$-	$59	$(29)	$-	$-	$30

Assets and Liabilities held for sale
	Current Assets	Licenses	Goodwill	Other Intangible Assets	Property, Plant and Equipment	Total Assets Held for Sale	Liabilities Held for Sale (1)
(Dollars in thousands)

2012
Divestiture Transaction	$-	$140,599	$19,474	$-	$-	$160,073	$19,594
Bolingbrook Customer Care Center (2)	-	-	-	-	3,169	3,169	-
Total	$-	$140,599	$19,474	$-	$3,169	$163,242	$19,594

2011
U.S. Cellular wireless market	$4,179	$31,920	$-	$4,611	$8,937	$49,647	$1,051

(1)	Liabilities held for sale primarily consisted of Current liabilities in 2011 and Customer deposits and deferred revenues in 2012.

(2)	Effective January 1, 2013, U.S. Cellular transferred its Bolingbrook Customer Care Center operations to an existing third party vendor.

Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Licenses
Licenses
Licenses

(Dollars in thousands)	U.S. Cellular (1)	TDS Telecom CLEC	Non-Reportable Segment (2)	Total

Balance December 31, 2011	$1,475,994	$2,800	$15,220	$1,494,014
Acquisitions	122,690	-	-	122,690
Transferred to Assets held for sale	(140,599)	-	-	(140,599)
Other	3,934	-	-	3,934
Balance December 31, 2012	$1,462,019	$2,800	$15,220	$1,480,039

Balance December 31, 2010	$1,457,326	$2,800	$-	$1,460,126
Acquisitions (3)	4,406	-	15,220	19,626
Exchanges	11,842	-	-	11,842
Other	2,420	-	-	2,420
Balance December 31, 2011	$1,475,994	$2,800	$15,220	$1,494,014

Goodwill
Goodwill
Goodwill

		TDS Telecom
(Dollars in thousands)	U.S. Cellular (1)	ILEC	CLEC	HMS	Non-Reportable Segment (2)	Total

Assigned value at time of acquisition	$622,681	$420,716	$29,440	$83,263	$4,317	$1,160,417
Accumulated impairment losses in prior periods	(333,900)	-	(29,440)	-	-	(363,340)
Balance December 31, 2011	288,781	420,716	-	83,263	4,317	797,077
Acquisitions	-	-	-	20,364	-	20,364
Impairment	-	-	-	-	(515)	(515)
Transferred to Assets held for sale	(19,474)	-	-	-	-	(19,474)
Other	-	(258)	-	-	-	(258)
Balance December 31, 2012	$269,307	$420,458	$-	$103,627	$3,802	$797,194

Assigned value at time of acquisition	$622,681	$420,716	$29,440	$15,156	$3,802	$1,091,795
Accumulated impairment losses in prior periods	(333,900)	-	(29,440)	-	-	(363,340)
Balance December 31, 2010	288,781	420,716	-	15,156	3,802	728,455
Acquisitions	-	-	-	68,107	515	68,622
Balance December 31, 2011	$288,781	$420,716	$-	$83,263	$4,317	$797,077

(1)	Prior to January 1, 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS' Licenses and Goodwill, as required by GAAP in effect at that time. Consequently, U.S. Cellular’s Licenses and Goodwill on a stand-alone basis do not match the TDS consolidated Licenses and Goodwill related to U.S. Cellular.

(2)	‘‘Non-Reportable segment’’ consists of amounts related to Suttle-Straus and Airadigm. During the second quarter of 2012, a sustained decrease in TDS' stock price resulted in a triggering event, as defined by GAAP, requiring an interim impairment test of Licenses and Goodwill as of June 30, 2012. Based on this test, TDS concluded that the entire amount of Goodwill related to Airadigm was impaired resulting in an impairment loss of $0.5 million and no impairment of Licenses.

(3)	Does not include amounts reported as Assets held for sale in the Consolidated Balance Sheet as of December 31, 2011.

Investment in Unconsolidated Entities (Tables)	12 Months Ended
Dec. 31, 2012
Equity Method Investment, Summarized Financial Information [Abstract]
Equity and cost method investments
December 31,	2012	2011
(Dollars in thousands)
Equity method investments:
Capital contributions, loans and advances	$21,543	$25,067
Cumulative share of income	1,050,618	958,635
Cumulative share of distributions	(907,509)	(825,261)
	164,652	158,441
Cost method investments	15,269	15,269
Total investments in unconsolidated entities	$179,921	$173,710

Equity method investments, summarized financial position
December 31,	2012	2011
(Dollars in thousands)
Assets
Current	$477,673	$435,732
Due from affiliates	298,707	199,167
Property and other	1,951,887	1,988,331
	$2,728,267	$2,623,230
Liabilities and Equity
Current liabilities	$353,044	$304,742
Deferred credits	84,672	82,371
Long-term liabilities	33,856	36,056
Long-term capital lease obligations	405	234
Partners’ capital and stockholders’ equity	2,256,290	2,199,827
	$2,728,267	$2,623,230

Equity method investments, summarized results of operations
Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Results of Operations
Revenues	$5,825,150	$5,540,220	$4,971,525
Operating expenses	4,381,731	4,301,758	3,567,131
Operating income	1,443,419	1,238,462	1,404,394
Other income (expense)	7,190	960	36,168
Net income	$1,450,609	$1,239,422	$1,440,562

Property, Plant and Equpment (Tables)	12 Months Ended
Dec. 31, 2012
U.S. Cellular
Property, Plant and Equipment [Line Items]
Property, plant and equipment
	Useful Lives
December 31,	(Years)	2012	2011
(Dollars in thousands)
Land	N/A	$33,947	$30,807
Buildings	20	341,852	330,925
Leasehold and land improvements	1-30	1,188,720	1,129,818
Cell site equipment	6-25	3,100,916	2,874,397
Switching equipment	1-8	1,155,114	1,113,780
Office furniture and equipment	3-5	535,656	570,776
Other operating assets and equipment	5-25	128,290	127,253
System development	3-7	631,184	545,193
Work in process	N/A	362,749	285,500
		7,478,428	7,008,449
Accumulated depreciation and amortization		(4,455,840)	(4,218,147)
		$3,022,588	$2,790,302

TDS Telecom
Property, Plant and Equipment [Line Items]
Property, plant and equipment
	Useful Lives
December 31,	(Years)	2012	2011
(Dollars in thousands)
Land	N/A	$9,004	$9,004
Buildings	30	147,177	135,883
Cable and wire	15-20	1,445,270	1,410,706
Network electronic equipment	5-12	888,425	853,458
Office furniture and equipment	5-10	312,843	286,593
Other equipment	10-15	127,566	114,788
System development	3-7	196,185	165,812
Work in process	N/A	87,043	88,924
		3,213,513	3,065,168
Accumulated depreciation and amortization		(2,279,325)	(2,128,411)
		$934,188	$936,757

Corporate and Non-Reportable segment
Property, Plant and Equipment [Line Items]
Property, plant and equipment
December 31,	2012	2011
(Dollars in thousands)
Property, plant and equipment	$116,558	$123,979
Accumulated depreciation and amortization	(76,068)	(66,503)
Total	$40,490	$57,476

Asset Retirement Obligation (Tables)	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation [Abstract]
Asset retirement obligations
			Non-
	U.S.	TDS	Reportable	TDS
(Dollars in thousands)	Cellular	Telecom	Segment	Consolidated

Balance December 31, 2011	$143,402	$65,209	$3,806	$212,417
Additional liabilities accrued	5,578	367	-	5,945
Revisions in estimated cash outflows (1)	22,588	-	-	22,588
Disposition of assets	(2,674)	(298)	-	(2,972)
Accretion expense (2)	10,713	4,691	228	15,632
Balance December 31, 2012	$179,607	$69,969	$4,034	$253,610

Balance December 31, 2010	$128,709	$61,036	$-	$189,745
Additional liabilities accrued	2,105	559	-	2,664
Revisions in estimated cash outflows	5,888	-	-	5,888
Acquisitions of assets	-	140	3,751	3,891
Disposition of assets	(1,323)	(929)	-	(2,252)
Accretion expense	8,023	4,403	55	12,481
Balance December 31, 2011	$143,402	$65,209	$3,806	$212,417

(1)	In 2012, U.S. Cellular included $14.9 million as a result of changes in expected settlement dates related to the Divestiture Transaction.

(2)	In 2012, U.S. Cellular included $0.2 million of incremental accretion related to the Divestiture Transaction.

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Revolving credit facilities
The following table summarizes the terms of such revolving credit facilities as of December 31, 2012:

(Dollars in millions)	TDS	U.S. Cellular
Maximum borrowing capacity	$400.0	$300.0
Letters of credit outstanding	$0.2	$0.2
Amount borrowed	$-	$-
Amount available for use	$399.8	$299.8
Borrowing rate: One-month London Interbank Offered Rate (“LIBOR”) plus contractual spread (1)	1.46%	1.46%
LIBOR	0.21%	0.21%
Contractual spread	1.25%	1.25%
Range of commitment fees on amount available for use (2)
Low	0.13%	0.13%
High	0.30%	0.30%
Agreement date	December 2010	December 2010
Maturity date	December 2017	December 2017

Fees incurred attributable to the Revolving Credit Facility are as follows:
Fees incurred as a percent of Maximum borrowing capacity for 2012	0.33%	0.38%
Fees incurred, amount
2012	$1.3	$1.1
2011	$1.5	$1.2
2010	$4.8	$3.8

(1)	Borrowings under the revolving credit facility bear interest at LIBOR plus a contractual spread based on TDS' or U.S. Cellular’s credit rating or, at TDS' or U.S. Cellular’s option, an alternate “Base Rate” as defined in the revolving credit agreement. TDS and U.S. Cellular may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by TDS or U.S. Cellular and approved by the lenders). If TDS or U.S. Cellular provides notice of intent to borrow less than three business days in advance of a borrowing, interest on borrowing is at the Base Rate plus the contractual spread.

(2)	The revolving credit facility has commitment fees based on the unsecured senior debt ratings assigned to TDS and U.S. Cellular by certain ratings agencies.

Long term debt
Long-term debt as of December 31, 2012 and 2011 was as follows:

December 31,				2012	2011
(Dollars in thousands)	Issuance date	Maturity date	Call date
TDS:
Unsecured Senior Notes
6.625%	March 2005	March 2045	March 2010	$116,250	$116,250
6.875%	November 2010	November 2059	November 2015	225,000	225,000
7.0%	March 2011	March 2060	March 2016	300,000	300,000
5.875%	November 2012	December 2061	December 2017	195,000	-
Purchase contract at 6.0%	October 2001	October 2021		1,097	1,097
Total Parent				837,347	642,347
Subsidiaries:
U.S. Cellular -
Unsecured Senior Notes
6.7%	December 2003 and June 2004	December 2033	December 2003	544,000	544,000
Less: 6.7% Unamortized discount				(11,806)	(9,889)
				532,194	534,111
6.95%	May 2011	May 2060	May 2016	342,000	342,000
Obligation on capital leases				4,756	4,336
TDS Telecom -
Rural Utilities Service (“RUS”) and other notes				844	1,976
Non-Reportable Segment -
Long-term notes, 3.7% to 4.8%		Through 2016		5,663	6,478
Obligation on capital leases				-	118
Total Subsidiaries				885,457	889,019
Total long-term debt				1,722,804	1,531,366
Long-term debt, current				1,233	1,509
Long-term debt, noncurrent				$1,721,571	$1,529,857

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Amounts included in Accumulated other comprehensive income, before tax
December 31,	2012	2011
(Dollars in thousands)
Net prior service costs	$22,438	$26,173
Net actuarial loss	(36,510)	(39,117)
	$(14,072)	$(12,944)

Amounts included in comprehensive income
Year Ended December 31, 2012	Before-Tax	Deferred Income Tax Benefit (Expense)	Net-of-Tax
(Dollars in thousands)
Net actuarial gains (losses)	$90	$(143)	$(53)
Amortization of prior service costs	(3,735)	5,950	2,215
Amortization of actuarial losses	2,517	(4,010)	(1,493)
Total gains (losses) recognized in Comprehensive income	$(1,128)	$1,797	$669

Year Ended December 31, 2011	Before-Tax	Deferred Income Tax Benefit (Expense)	Net-of-Tax
(Dollars in thousands)
Net actuarial gains (losses)	$(9,625)	$4,787	$(4,838)
Amortization of prior service costs	(3,815)	1,897	(1,918)
Amortization of actuarial losses	1,934	(962)	972
Total gains (losses) recognized in Comprehensive income	$(11,506)	$5,722	$(5,784)

Funded status of post-retirement benefit plans
December 31,	2012	2011
(Dollars in thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$50,113	$44,270
Service cost	1,197	1,116
Interest cost	2,297	2,368
Actuarial (gain) loss	3,179	5,158
Prescription drug subsidy	542	263
Benefits paid	(2,760)	(3,062)
Benefit obligation at end of year	54,568	50,113
Change in plan assets
Fair value of plan assets at beginning of year	41,267	45,023
Actual return (loss) on plan assets	6,264	(971)
Employer contribution	276	277
Benefits paid	(2,760)	(3,062)
Fair value of plan assets at end of year	45,047	41,267
Funded status	$(9,521)	$(8,846)

Fair value of plan assets
December 31, 2012
(Dollars in thousands)	Level 1	Level 2	Level 3	Total
Mutual funds
Bond	$11,285	$-	$-	$11,285
International equity	8,868	-	-	8,868
Money market	1,983	-	-	1,983
US large cap	18,823	-	-	18,823
US small cap	4,074	-	-	4,074
Other	-	-	14	14
Total plan assets at fair value	$45,033	$-	$14	$45,047

December 31, 2011
(Dollars in thousands)	Level 1	Level 2	Level 3	Total
Mutual funds
Bond	$10,098	$-	$-	$10,098
International equity	7,304	-	-	7,304
Money market	2,031	-	-	2,031
US large cap	18,100	-	-	18,100
US small cap	3,723	-	-	3,723
Other	-	-	11	11
Total plan assets at fair value	$41,256	$-	$11	$41,267

Plan asset investment allocation
		Allocation of Plan Assets
		at December 31,
Investment	Target Asset
Category	Allocation	2012	2011
U.S. equities	50%	50.8%	52.9%
International equities	20%	19.7%	17.7%
Debt securities	30%	29.5%	29.4%

Net periodic benefit cost
Net periodic benefit cost recorded in the Consolidated Statement of Operations includes the following components:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Service cost	$1,197	$1,116	$1,175
Interest cost	2,297	2,368	2,325
Expected return on plan assets	(2,995)	(3,496)	(3,395)
Amortization of prior service costs (1)	(3,735)	(3,815)	(3,815)
Amortization of actuarial losses (2)	2,517	1,934	2,158
Net post-retirement cost	$(719)	$(1,893)	$(1,552)

(1)	Based on straight-line amortization over the average time remaining before active employees become fully eligible for plan benefits.

(2)	Based on straight-line amortization over the average time remaining before active employees retire.

Assumptions used to calculate net periodic benefit cost
The following assumptions were used to determine benefit obligations and net periodic benefit cost:

December 31,	2012	2011
Benefit obligations
Discount rate	4.00%	4.70%

Net periodic benefit cost
Discount rate	4.70%	5.50%
Expected return on plan assets	7.50%	8.00%

Change in health care cost trend rate
	One Percent
	Increase	Decrease
(Dollars in thousands)
Effect on total service and interest cost components	$14	$(13)
Effect on post-retirement benefit obligation	$323	$(299)

Estimated future post-retirement benefit payments
Estimated Future
Post-Retirement
Year	Benefit Payments
(Dollars in thousands)
2013	$2,291
2014	2,329
2015	2,289
2016	2,336
2017	2,286
2018-2022	13,710

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Lease commitments
	Operating Leases Future Minimum Rental Payments	Operating Leases Future Minimum Rental Receipts
(Dollars in thousands)
2013	$171,449	$40,737
2014	145,112	35,317
2015	121,198	25,924
2016	99,753	15,294
2017	79,391	6,476
Thereafter	810,548	398
Total	$1,427,451	$124,146

Common Shareholder's Equity (Tables)	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Schedule of common shares, rollforward
The following table summarizes the number of Common, Special Common and Series A Common Shares issued and repurchased.

	Common Shares	Special Common Shares	Common Treasury Shares	Special Common Treasury Shares	Series A Common Shares
(Shares in thousands)
Balance December 31, 2009	57,082	63,442	7,277	13,717	6,492
Repurchase of shares	-	-	-	2,394	-
Conversion of Series A Common Shares	11	-	-	-	(11)
Dividend reinvestment, incentive and compensation plans	-	-	(79)	(200)	29
Balance December 31, 2010	57,093	63,442	7,198	15,911	6,510
Repurchase of shares	-	-	-	748	-
Dividend reinvestment, incentive and compensation plans	-	-	(86)	(226)	39
Reclassification as a result of Share Consolidation Amendment (1)	68,409	(63,442)	17,053	(16,433)	570
Balance December 31, 2011	125,502	-	24,165	-	7,119
Repurchase of shares	-	-	868	-	-
Conversion of Series A Common Shares	10	-	-	-	(10)
Dividend reinvestment, incentive and compensation plans	-	-	(392)	-	51
Balance December 31, 2012	125,512	-	24,641	-	7,160

(1)	Reflects the impact of the Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS, as approved by the TDS shareholders on January 13, 2012.

Share repurchases
	Number of	Average Cost
Year Ended December 31,	Shares	Per Share	Amount (1)
(Dollars amounts and shares in thousands)
2012
U.S. Cellular Common Shares	571	$35.11	$20,045

TDS Common Shares	868	23.08	20,026

2011
U.S. Cellular Common Shares	1,276	$48.82	$62,294

TDS Common Shares	-	-	-
TDS Special Common Shares	748	28.73	21,500

2010
U.S. Cellular Common Shares	1,235	$42.76	$52,827

TDS Common Shares	-	-	-
TDS Special Common Shares	2,394	28.42	68,053

(1)	Amounts reported in the Consolidated Statement of Cash Flows may differ from these amounts due to repurchases and subsequent cash settlements occurring in different years.

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock based compensation
Stock-based compensation
Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Stock option awards	$20,884	$20,443	$18,623
Restricted stock unit awards	19,025	14,905	14,781
Deferred compensation bonus and matching stock unit awards	749	124	269
Employee stock purchase plans	-	485	566
Awards under Non-Employee Director compensation plan	1,213	880	889
Total stock-based compensation, before income taxes	41,871	36,837	35,128
Income tax benefit	(15,848)	(13,862)	(13,288)
Total stock-based compensation expense, net of income taxes	$26,023	$22,975	$21,840

Stock-based compensation, allocation by financial statement line item
December 31,	2012	2011	2010
(Dollars in thousands)
Selling, general and administrative expense	$38,563	$33,949	$32,838
Cost of services and products	3,308	2,888	2,290
Total stock-based compensation	$41,871	$36,837	$35,128

Stock-based compensation, fair value assumptions
TDS estimated the fair value of stock options granted in 2012, 2011 and 2010 using the Black Scholes valuation model and the assumptions shown in the table below:

	2012	2011	2010
Expected life	5.5 Years	5.5 Years	5.3 Years
Expected annual volatility rate	41.1%	37.6%	37.8%
Dividend yield	2.4%	1.6%	1.7%
Risk-free interest rate	0.9%	2.1%	2.1%
Estimated annual forfeiture rate	2.9%	3.0%	3.0%

U.S. Cellular estimated the fair value of stock options granted during 2012, 2011, and 2010 using the Black Scholes valuation model and the assumptions shown in the table below.

	2012	2011	2010
Expected life	4.5 years	4.3 years	0.9-8.0 years
Expected volatility	40.7%-42.6%	43.4%-44.8%	26.9%-43.9%
Dividend yield	0%	0%	0%
Risk-free interest rate	0.5%-0.9%	0.7%-2.0%	0.4%-3.1%
Estimated annual forfeiture rate	0.0%-9.1%	0.0%-7.8%	0.0%-8.4%

Summary of stock options
Tandem Options	Number of Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding at December 31, 2009	901,000	$81.73
(901,000 exercisable)		81.73
Exercised	(2,000)	45.53		$46,000
Forfeited	-	-
Expired	(248,000)	113.56
Outstanding at December 31, 2010	651,000	$69.60
(651,000 exercisable)		69.60
Exercised	(2,000)	53.77		$30,000
Forfeited	-	-
Expired	(78,000)	99.23
Reclassification of Tandem Options due to Share Consolidation	(571,000)	65.64		$158,000
Outstanding at December 31, 2011	-

Special Common Share Options	Number of Options	Weighted Average Exercise Prices	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding at December 31, 2009	3,860,000	$38.46
(1,732,000 exercisable)		48.91
Granted	1,387,000	26.66	$8.37
Exercised	(5,000)	26.95		$17,000
Forfeited	(105,000)	29.64
Expired	(29,000)	45.16
Outstanding at December 31, 2010	5,108,000	$35.41
(2,506,000 exercisable)		43.14
Granted	1,034,000	29.94	$9.59
Exercised	(5,000)	26.95		$19,000
Forfeited	(34,000)	28.12
Expired	(79,000)	35.00
Reclassification of Special Common Options due to Share Consolidation	(6,024,000)	$34.38		$-
Outstanding at December 31, 2011	-

					Weighted
					Average
		Weighted	Weighted		Remaining
		Average	Average	Aggregate	Contractual
	Number of	Exercise	Grant Date	Intrinsic	Life
Common Share Options	Options	Prices	Fair Value	Value	(in years)
Outstanding at December 31, 2010	-	$-
Reclassification of Tandem Options due to Share Consolidation	1,192,000	31.45
Reclassification of Special Common Options due to Share Consolidation	6,024,000	34.38
Outstanding at December 31, 2011	7,216,000	$33.89
(4,865,000 exercisable)		36.67
Granted	1,702,000	20.79	$6.28
Exercised	(1,000)	20.65		$4,000
Forfeited	(106,000)	23.81
Expired	(298,000)	30.12
Outstanding at December 31, 2012	8,513,000	$31.53		$2,279,000	6.4
(5,782,000 exercisable)		$35.12		$68,000	5.2

					Weighted
					Average
		Weighted	Weighted		Remaining
		Average	Average	Aggregate	Contractual
	Number of	Exercise	Grant Date	Intrinsic	Life
	Options	Price	Fair Value	Value	(in years)

Outstanding at December 31, 2009	2,029,000	$51.37
(1,046,000 exercisable)		54.40
Granted	831,000	41.98	$13.75
Exercised	(317,000)	38.60		$1,555,000
Forfeited	(88,000)	44.28
Expired	(193,000)	61.50
Outstanding at December 31, 2010	2,262,000	$49.12
(1,151,000 exercisable)		54.64
Granted	595,000	51.70	$19.42
Exercised	(173,000)	37.50		$2,099,000
Forfeited	(72,000)	45.97
Expired	(175,000)	57.05
Outstanding at December 31, 2011	2,437,000	$50.10
(1,321,000 exercisable)		53.68
Granted	580,000	40.70	$14.71
Exercised	(41,000)	34.27		$205,000
Forfeited	(97,000)	44.81
Expired	(116,000)	52.92
Outstanding at December 31, 2012	2,763,000	$48.43		$513,000	6.60
(1,657,000 exercisable)		$51.20		$513,000	5.30

Summary of nonvested restricted stock units
Common Restricted Stock Units	Number	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2011	389,000	$27.45
Granted	333,000	$19.62
Vested	(151,000)	$25.73
Forfeited	(24,000)	$24.10
Nonvested at December 31, 2012	547,000	$23.44

	Number	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2011	845,000	$42.48
Granted	468,000	39.75
Vested	(225,000)	32.96
Forfeited	(75,000)	43.74
Nonvested at December 31, 2012	1,013,000	$43.24

Business Segment (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Business segment information
Year Ended or at December 31, 2012
		TDS Telecom
	U.S. Cellular	ILEC	CLEC	HMS	TDS Telecom Eliminations	TDS Telecom Total	Non- Reportable Segment (1)	Other Reconciling Items (2)	Total
(Dollars in thousands)
Operating revenues	$4,452,084	$578,412	$173,397	$113,010	$(10,313)	$854,506	$60,830	$(22,143)	$5,345,277
Cost of services and products (excluding Depreciation, amortization and accretion reported below)	1,882,752	192,514	89,949	75,781	(8,650)	349,594	42,150	(1,926)	2,272,570
Selling, general and administrative expense	1,764,933	170,493	66,886	34,193	(1,663)	269,909	16,189	(17,130)	2,033,901
Adjusted OIBDA (3)	804,399	215,405	16,562	3,036	-	235,003	2,491	(3,087)	1,038,806
Depreciation, amortization and accretion expense	608,633	150,557	21,969	20,568	-	193,094	6,102	5,797	813,626
Loss on impairment of assets	-	-	-	-	-	-	515	-	515
(Gain) loss on asset disposals and exchanges, net	18,088	535	485	108	-	1,128	(1)	526	19,741
(Gain) loss on sale of business and other exit costs, net	21,022	39	-	-	-	39	-	-	21,061
Operating income (loss)	156,656	64,274	(5,892)	(17,640)	-	40,742	(4,125)	(9,410)	183,863
Equity in earnings of unconsolidated entities	90,364	10	-	-	-	10	-	2,493	92,867
Interest and dividend income	3,644	2,805	280	25	-	3,110	8	2,486	9,248
Gain (loss) on investment	(3,718)	-	-	-	-	-	-	-	(3,718)
Interest expense (Capitalized interest)	42,393	(2,458)	(216)	1,160	-	(1,514)	3,938	41,928	86,745
Other, net	500	(353)	-	(1)	-	(354)	575	(1)	720
Income before income taxes	205,053	69,194	(5,396)	(18,776)	-	45,022	(7,480)	(46,360)	196,235

Investments in unconsolidated entities	144,531	3,809	-	-	-	3,809	-	31,581	179,921
Total assets	6,587,450	1,407,892	111,806	267,798	-	1,787,496	62,931	186,023	8,623,900
Capital expenditures	$836,748	$137,115	$21,465	$15,344	$-	$173,924	$1,789	$(7,840)	$1,004,621

Year Ended or at December 31, 2011
		TDS Telecom
	U.S. Cellular	ILEC	CLEC	HMS	TDS Telecom Eliminations	TDS Telecom Total	Non- Reportable Segment (1)	Other Reconciling Items (2)	Total
(Dollars in thousands)
Operating revenues	$4,343,346	$597,811	$180,332	$47,180	$(9,935)	$815,388	$45,133	$(23,396)	$5,180,471
Cost of services and products (excluding Depreciation, amortization and accretion reported below)	1,721,181	191,591	91,348	23,502	(8,238)	298,203	32,952	(1,692)	2,050,644
Selling, general and administrative expense	1,769,701	158,302	64,509	15,647	(1,697)	236,761	8,609	(12,712)	2,002,359
Adjusted OIBDA (3)	852,464	247,918	24,475	8,031	-	280,424	3,572	(8,992)	1,127,468
Depreciation, amortization and accretion expense	573,557	145,687	21,976	12,867	-	180,530	3,021	8,668	765,776
Loss on impairment of assets	-	-	-	-	-	-	-	-	-
(Gain) loss on asset disposals and exchanges, net	(1,873)	1,043	85	115	-	1,243	(197)	17	(810)
Operating income (loss)	280,780	101,188	2,414	(4,951)	-	98,651	748	(17,677)	362,502
Equity in earnings of unconsolidated entities	83,566	8	-	-	-	8	-	(1,036)	82,538
Interest and dividend income	3,395	3,252	296	-	-	3,548	2	2,200	9,145
Gain (loss) on investment	11,373	-	-	-	-	-	-	12,730	24,103
Interest expense (Capitalized interest)	65,614	(2,406)	(296)	78	-	(2,624)	1,359	53,852	118,201
Other, net	(678)	2,720	(1)	(9)	-	2,710	650	976	3,658
Income before income taxes	312,822	109,574	3,005	(5,038)	-	107,541	41	(56,659)	363,745

Investments in unconsolidated entities	138,096	3,808	-	-	-	3,808	-	31,806	173,710
Total assets	6,327,976	1,376,131	118,231	209,109	-	1,703,471	68,870	100,688	8,201,005
Capital expenditures	$782,526	$141,802	$22,361	$26,999	$-	$191,162	$3,206	$10,324	$987,218

Year Ended or at December 31, 2010
		TDS Telecom
	U.S. Cellular	ILEC	CLEC	HMS	TDS Telecom Eliminations	TDS Telecom Total	Non- Reportable Segment (1)	Other Reconciling Items (2)	Total
(Dollars in thousands)
Operating revenues	$4,177,681	$606,844	$187,984	$10,550	$(9,536)	$795,842	$40,167	$(26,861)	$4,986,829
Cost of services and products (excluding Depreciation, amortization and accretion reported below)	1,611,221	192,699	96,934	3,599	(8,848)	284,384	31,019	(1,761)	1,924,863
Selling, general and administrative expense	1,783,315	168,783	64,107	4,237	(688)	236,439	6,307	(27,598)	1,998,463
Adjusted OIBDA (3)	783,145	245,362	26,943	2,714	-	275,019	2,841	2,498	1,063,503
Depreciation, amortization and accretion expense	570,955	146,351	24,679	3,024	-	174,054	1,888	8,752	755,649
Loss on impairment of assets	-	-	-	-	-	-	-	-	-
(Gain) loss on asset disposals and exchanges, net	10,717	572	362	197	-	1,131	(76)	(9)	11,763
Operating income (loss)	201,473	98,439	1,902	(507)	-	99,834	1,029	(6,245)	296,091
Equity in earnings of unconsolidated entities	97,318	13	-	-	-	13	-	743	98,074
Interest and dividend income	3,808	2,833	293	1	-	3,127	-	3,573	10,508
Gain (loss) on investment	-	-	-	-	-	-	-	-	-
Interest expense (Capitalized interest)	61,555	(711)	(180)	59	-	(832)	430	55,657	116,810
Other, net	72	(2,474)	-	(4)	-	(2,478)	616	(299)	(2,089)
Income before income taxes	241,116	99,522	2,375	(569)	-	101,328	1,215	(57,885)	285,774

Investments in unconsolidated entities	160,847	13	-	-	-	13	-	37,062	197,922
Total assets	5,875,549	1,443,548	123,762	34,537	-	1,601,847	22,709	196,012	7,696,117
Capital expenditures	$583,134	$123,645	$20,303	$13,357	$-	$157,305	$1,029	$13,564	$755,032

(1)	Represents Suttle-Straus and, as of September 23, 2011, Airadigm.

(2)	Consists of corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

(3)	Adjusted OIBDA is defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the loss on impairment of assets (if any); the net gain or loss on asset disposals and exchanges (if any); and the net gain or loss on sale of business and other exit costs (if any). Adjusted OIBDA excludes the loss on impairment of assets (if any), the net gain or loss on asset disposals and exchanges (if any), and the net gain or loss on sale of business and other exit costs (if any) in order to show operating results on a more comparable basis from period to period. TDS does not intend to imply that any of such amounts that are excluded are non-recurring, infrequent or unusual; such gains or losses may occur in the future. Adjusted OIBDA is a segment measure reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. This amount may also be commonly referred to by management as operating cash flow. TDS believes this measure provides useful information to investors regarding TDS’ financial condition and results of operations because it highlights certain key cash and non-cash items and their impacts on cash flows from operating activities. This amount should not be confused with Cash flows from operating activities, which is a component of the Consolidated Statement of Cash Flows.

Supplemental Cash Flow Disclosures (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental cash flow disclosures
Supplemental cash flow disclosures
Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Interest paid	$88,208	$96,174	$114,996
Income taxes paid (refunded)	(62,042)	(66,994)	87,139

TDS:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Common Shares withheld (1)	49,840	-	-
Special Common Shares withheld (1)	1,381	65,638	43,580

Aggregate value of Common Shares withheld	$1,102	$-	$-
Aggregate value of Special Common Shares withheld	$33	$1,537	$1,348

Cash receipts upon exercise of stock options	16	1,463	1,657
Cash disbursements for payment of taxes (2)	(1,135)	(1,431)	(1,348)
Net cash receipts from exercise of stock options and vesting of other stock awards	$(1,119)	$32	$309

U.S. Cellular:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Common Shares withheld (1)	92,846	120,250	310,388

Aggregate value of Common Shares withheld	$3,604	$5,952	$13,527

Cash receipts upon exercise of stock options	900	5,447	3,574
Cash disbursements for payment of taxes (2)	(3,105)	(3,512)	(3,065)
Net cash receipts (disbursements) from exercise of stock options and vesting of other stock awards	$(2,205)	$1,935	$509

  Such shares were withheld to cover the exercise price of stock options, if applicable, and required tax withholdings.

  In certain situations, TDS and U.S. Cellular withhold shares that are issuable upon the exercise of stock options or the vesting of restricted shares to cover, and with a value equivalent to, the exercise price and/or the amount of taxes required to be withheld from the stock award holder at the time of the exercise or vesting. TDS and U.S. Cellular then pay the amount of the required tax withholdings to the taxing authorities in cash.

Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Details) (USD $)	12 Months Ended					12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 13, 2012 Shareholder Vote Share Consolidation Amendment	Jan. 24, 2012 Share Consolidation Amendment	Dec. 31, 2012 Allowance for doubtful accounts	Dec. 31, 2011 Allowance for doubtful accounts	Dec. 31, 2010 Allowance for doubtful accounts	Dec. 31, 2012 U.S. Cellular number	Dec. 31, 2012 U.S. Cellular Loyalty Rewards Program	Dec. 31, 2011 U.S. Cellular Loyalty Rewards Program	Dec. 31, 2012 TDS Telecom number	Jan. 24, 2012 TDS Parent Company Share Consolidation Amendment Common Shares	Jan. 24, 2012 TDS Parent Company Share Consolidation Amendment Special Common Shares	Jan. 24, 2012 TDS Parent Company Share Consolidation Amendment Series A Common Shares
Summary of Significant Accounting Policies and Recent Accounting Pronouncements
Number of customers									5,800,000
Wireline customer connections												1,000,000
TDS ownership									84.00%
Short-term investments	$ 115,700,000	$ 246,273,000
Long-term investments	50,305,000	45,138,000
Agent liability	88,200,000	75,300,000
Deferred revenue										56,600,000	38,900,000
Amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities	152,400,000	141,300,000	154,000,000
Advertising costs	240,900,000	267,700,000	273,000,000
Depreciation method used	Depreciation is provided using the straight-line method over the estimated useful life of the assets, except for the ILEC segment, which uses the group depreciation method.
Accumulated amortization of deferred charges	30,000,000	25,200,000
Accounts receivable
Allowance for doubtful accounts, beginning balance						31,071,000	35,007,000	37,623,000
Additions, net of recoveries						74,695,000	68,611,000	83,098,000
Deductions						(72,351,000)	(72,547,000)	(85,714,000)
Allowance for doubtful accounts, ending balance						$ 33,415,000	$ 31,071,000	$ 35,007,000
Conversion of Stock [Line Items]
Significant event, date				2012-01-13	2012-01-24
Share conversion ratio, Common shares													1.087	1
Share conversion ratio, Series A Common shares															1.087

Noncontrolling Interests (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Change Due to Net Income Attributable to Parent and Effects of Changes, Net [Abstract]
Net income attributable to TDS shareholders	$ 81,861,000	$ 200,566,000	$ 144,849,000
Transfer (to) from the noncontrolling interests
Change in TDS' Capital in excess of par value from U.S. Cellular's issuance of U.S. Cellular shares	(8,854,000)	(8,555,000)	(7,180,000)
Change in TDS' Capital in excess of par value from U.S. Cellular's repurchase of U.S. Cellular shares	4,789,000	(7,723,000)	(2,964,000)
Purchase of ownership in subsidiary from noncontrolling interest	4,397,000		(3,510,000)
Net transfers (to) from noncontrolling interests	332,000	(16,278,000)	(13,654,000)
Change from net income attributable to TDS shareholders and transfers (to) from noncontrolling interests	82,193,000	184,288,000	131,195,000
Redeemable noncontrolling interest
Settlement value of mandatorily redeemable noncontrolling interests	141,100,000
Carrying value of mandatorily redeemable noncontrolling interests	$ 51,100,000
Termination date range of mandatorily redeemable noncontrolling interests - begin	2085
Termination date range of mandatorily redeemable noncontrolling interests - end	2107

Fair Value Measurements (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Dec. 31, 2012 Institutional and Other Minimum	Dec. 31, 2011 Institutional and Other Minimum	Dec. 31, 2012 Institutional and Other Maximum	Dec. 31, 2011 Institutional and Other Maximum	Dec. 31, 2012 Fair Value Level 1	Dec. 31, 2011 Fair Value Level 1	Dec. 31, 2012 Fair Value Level 1 Retail		Dec. 31, 2011 Fair Value Level 1 Retail		Dec. 31, 2012 Fair Value Level 2 Institutional and Other		Dec. 31, 2011 Fair Value Level 2 Institutional and Other		Dec. 31, 2011 Fair Value Certificates Of Deposit Level 1		Dec. 31, 2012 Fair Value Government Backed Securities Level 1		Dec. 31, 2011 Fair Value Government Backed Securities Level 1		Dec. 31, 2012 Book Value	Dec. 31, 2011 Book Value	Dec. 31, 2012 Book Value Retail		Dec. 31, 2011 Book Value Retail		Dec. 31, 2012 Book Value Institutional and Other		Dec. 31, 2011 Book Value Institutional and Other		Dec. 31, 2011 Book Value Certificates Of Deposit		Dec. 31, 2012 Book Value Government Backed Securities		Dec. 31, 2011 Book Value Government Backed Securities
Fair Value Balance Sheet Grouping Financial Statement Captions [Line Items]
Cash and cash equivalents	$ 740,481	$ 563,275	$ 341,683	$ 674,469							$ 740,481	$ 563,275															$ 740,481	$ 563,275
Short-term investments	115,700	246,273																			27,444	[1],[2]	115,700	[1],[2],[3]	218,829	[1],[2],[3]											27,444	[1],[2]	115,700	[1],[2],[3]	218,829	[1],[2],[3]
Long-term investments	50,305	45,138																					50,339	[1],[3],[4]	45,310	[1],[3],[4]													50,305	[1],[3],[4]	45,138	[1],[3],[4]
Long-term debt													$ 1,238,204	[5]	$ 1,043,549	[5]	$ 589,435	[5]	$ 543,309	[5]									$ 1,178,250	[5]	$ 983,250	[5]	$ 538,657	[5]	$ 542,398	[5]
Long term investment maturities					Mar 15, 2014	Dec 15, 2014
Fair value assumption, interest rate							0.00%	0.00%	6.09%	6.85%

[1]	Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.
[2]	Maturities are less than twelve months from the respective balance sheet dates.
[3]	Includes U.S. treasuries and corporate notes guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program.
[4]	Maturities range between 14 and 23 months from the balance sheet date.
[5]	Excludes capital lease obligations and current portion of Long-term debt.

Income Taxes, income taxes receivable (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income taxes receivable	$ 9,625	$ 85,636
Federal
Income Tax Disclosure [Abstract]
Income taxes receivable		77,238
Income taxes (payable)	(5,455)
State
Income Tax Disclosure [Abstract]
Income taxes receivable	$ 9,625	$ 8,398

Income Taxes, federal and state income tax expense reconciliation (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income tax expense (benefit)
Current federal income tax expense	$ 9,705	$ (94,627)	$ 24,329
Current state income tax expense	5,092	5,583	(5,532)
Deferred federal income tax expense	61,113	214,722	67,466
Deferred state income tax expense	(2,328)	(12,175)	8,925
Total income tax expense	$ 73,582	$ 113,503	$ 95,188

Income Taxes, income tax expense reconciliation by item (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income tax expense reconciliation
Statutory federal income tax expense	$ 68,700,000		$ 127,300,000		$ 100,000,000
State income taxes, net of federal benefit	8,400,000	[1]	(20,900,000)	[1]	2,700,000	[1]
Effect of noncontrolling interests			(3,000,000)		(4,000,000)
Correction of deferred taxes	(6,100,000)	[2]	6,000,000	[2]
Other differences, net	2,600,000		4,100,000		(3,500,000)
Total income tax expense	$ 73,582,000		$ 113,503,000		$ 95,188,000

[1]	Net state income taxes include changes in the valuation allowance. The 2011 benefit primarily relates to the ability to utilize net operating losses as a result of state income tax law changes. In addition, state tax benefits related to the settlement of state tax audits and the expiration of statutes of limitations are included in 2012, 2011 and 2010.
[2]	TDS recorded immaterial adjustments to correct deferred tax balances in 2012 and 2011 related to tax basis adjustments and law changes that related to periods prior to 2012 and 2011, respectively.

Income Taxes, income tax rate reconciliation by item (Details)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income tax rate reconciliation
Statutory federal income tax rate	35.00%		35.00%		35.00%
Effect of state income tax rate, net of federal benefit on income tax rate	4.20%	[1]	(5.70%)	[1]	1.00%	[1]
Effect of noncontrolling interests on income tax rate			(0.80%)		(1.40%)
Effect of correction of deferred taxes on income tax rate	(3.10%)	[2]	1.60%	[2]
Other differences effect on income tax rate	1.40%		1.10%		(1.30%)
Total income tax rate	37.50%		31.20%		33.30%

[1]	Net state income taxes include changes in the valuation allowance. The 2011 benefit primarily relates to the ability to utilize net operating losses as a result of state income tax law changes. In addition, state tax benefits related to the settlement of state tax audits and the expiration of statutes of limitations are included in 2012, 2011 and 2010.
[2]	TDS recorded immaterial adjustments to correct deferred tax balances in 2012 and 2011 related to tax basis adjustments and law changes that related to periods prior to 2012 and 2011, respectively.

Income Taxes, components of deferred income tax assets and liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Components Of Deferred Tax Assets And Liabilities Abstract
Net current deferred income tax asset	$ 43,411	$ 40,898
Noncurrent deferred income tax assets
Net operating loss ("NOL") carryforwards	121,111	103,709
Stock-based compensation	53,330	46,410
Compensation and benefits, other	32,484	17,314
Deferred rent	16,862	13,897
Other	32,654	20,246
Gross	256,441	201,576
Less valuation allowance	(69,108)	(48,714)
Total noncurrent deferred income tax assets	187,333	152,862
Noncurrent deferred income tax liabilities
Property, plant and equipment	666,201	608,669
Licenses/intangibles	250,860	224,817
Partnership investments	127,331	123,898
Other	5,521	4,191
Total noncurrent deferred income tax liabilities	1,049,913	961,575
Net noncurrent deferred income tax liability	$ 862,580	$ 808,713

Income Taxes, deferred tax valuation allowance (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax valuation allowance, rollfoward
Deferred tax assets, valuation allowance, current	$ 1,400,000
Deferred tax assets, valuation allowance, noncurrent	69,108,000	48,714,000
Deferred tax asset valuation allowance
Deferred tax valuation allowance, rollfoward
Balance at beginning of period	49,686,000	71,014,000	63,870,000
Charged to income tax expense	5,268,000	(28,511,000)	(293,000)
Charged to other accounts	15,548,000	7,183,000	7,437,000
Balance at end of period	$ 70,502,000	$ 49,686,000	$ 71,014,000

Income Taxes, income tax expense net operating losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Federal
Income Tax Disclosure
NOL carryforwards	1,923.2
Deferred income tax asset for State NOL carryforwards	102
Federal | Minimum
Income Tax Disclosure
Expiration of NOL carryforwards	2013
Federal | Maximum
Income Tax Disclosure
Expiration of NOL carryforwards	2032
State
Income Tax Disclosure
Deferred income tax asset for Federal NOL carryforwards (entities not on Federal return)	19.1
State | Minimum
Income Tax Disclosure
Expiration of NOL carryforwards	2013
State | Maximum
Income Tax Disclosure
Expiration of NOL carryforwards	2032

Income Taxes, unrecognized income tax benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of unrecognized income tax benefits
Unrecognized tax benefits, beginning balance	$ 28,841,000	$ 34,002,000	$ 45,034,000
Additions for tax positions of current year	7,027,000	4,369,000	5,271,000
Additions for tax positions of prior years	1,673,000	171,000	179,000
Reduction for tax positions of prior years	(7,000)	(1,973,000)	(3,517,000)
Reductions for settlements of tax positions	(21,000)	(976,000)	(12,549,000)
Reductions for lapses in statutes of limitations	(9,093,000)	(6,752,000)	(416,000)
Unrecognized tax benefits, ending balance	28,420,000	28,841,000	34,002,000
Effect of unrecognized tax benefit on income tax expense	$ 18,600,000	$ 18,200,000	$ 22,200,000

Income Taxes, additional income tax expense disclosures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure
Range of potential change in unrecognized tax benefits due to state income tax positions and their resolution and expiration of statutes of limitations within the next year	$ 5.5
Net accrued interest and penalties, total	13.2	15
Accrued interest and penalties related to unrecognized income tax benefits	$ (1.5)	$ (2.5)	$ 1.8
Federal
Income Tax Disclosure
Open tax years	2009
State
Income Tax Disclosure
Open tax years	2008

Variable Interest Entities VIEs (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 740,481,000	$ 563,275,000	$ 341,683,000	$ 674,469,000
Other current assets	32,815,000	16,349,000
Property, plant and equipment, net	3,997,266,000	3,784,535,000
Other assets and deferred charges	133,150,000	97,398,000
Liabilities
Current liabilities	924,608,000	874,133,000
Capital contributions and advances to VIEs	10,000,000	35,500,000
Noncontrolling interests with redemption features	493,000	1,005,000
U.S. Cellular
Assets
Property, plant and equipment, net	3,022,588,000	2,790,302,000
Variable Interest Entities (VIE's)
Assets
Cash and cash equivalents	7,028,000	13,299,000
Other current assets	3,267,000	3,719,000
Licenses and other Intangible assets	325,707,000	501,829,000
Property, plant and equipment, net	31,544,000	27,642,000
Other assets and deferred charges	3,026,000	3,612,000
Total assets	370,572,000	550,101,000
Liabilities
Current liabilities	9,985,000	5,944,000
Deferred liabilities and credits	6,213,000	5,481,000
Total liabilities	$ 16,198,000	$ 11,425,000
VIE put options	true
Put option, exercisable dates	The limited partnership agreements of Aquinas Wireless and King Street Wireless also provide the general partner with a put option whereby the general partner may require the limited partner, a subsidiary of U.S. Cellular, to purchase its interest in the limited partnership. The general partner’s put options related to its interests in King Street Wireless and Aquinas Wireless will become exercisable in 2019 and 2020, respectively.
Carroll PCS, Inc.
Business Acquisition, Preexisting Relationship
Date of acquisition	Dec 5, 2012
Voting stock acquired	100.00%
Acquired entity	Carroll PCS, Inc.
Acquisition description	On September 7, 2012, U.S. Cellular acquired 100% of the ownership interest in Barat Wireless, Inc., the general partner of Barat Wireless, for an immaterial amount. On December 5, 2012, U.S. Cellular acquired 100% of the ownership interest in Carroll PCS, Inc., the general partner of Carroll Wireless, for an immaterial amount. Prior to these acquisitions, TDS consolidated Barat Wireless, Barat Wireless, Inc., Carroll Wireless, and Carroll PCS, Inc. as VIEs. Subsequent to the acquisition dates these entities ceased to be VIEs but continue to be consolidated based on TDS’ controlling financial interest in the entities.
Barat Wireless, Inc.
Business Acquisition, Preexisting Relationship
Date of acquisition	Sep 7, 2012
Voting stock acquired	100.00%
Acquired entity	Barat Wireless, Inc.
Acquisition description	On September 7, 2012, U.S. Cellular acquired 100% of the ownership interest in Barat Wireless, Inc., the general partner of Barat Wireless, for an immaterial amount. On December 5, 2012, U.S. Cellular acquired 100% of the ownership interest in Carroll PCS, Inc., the general partner of Carroll Wireless, for an immaterial amount. Prior to these acquisitions, TDS consolidated Barat Wireless, Barat Wireless, Inc., Carroll Wireless, and Carroll PCS, Inc. as VIEs. Subsequent to the acquisition dates these entities ceased to be VIEs but continue to be consolidated based on TDS’ controlling financial interest in the entities.

Earnings Per Share (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Earnings per share
Net income available to common shareholders of TDS used in basic earnings per share	$ 81,811		$ 200,516		$ 144,799
Adjustments to compute diluted earnings
Noncontrolling interest adjustment	(461)	[1]	(795)	[1]	(512)	[1]
Preferred dividend adjustment			49	[2]	49	[2]
Net income available to common shareholders of TDS used in diluted earnings per share	$ 81,350		$ 199,770		$ 144,336
Weighted average number of shares used in basic earnings per share
Weighted average number of shares used in basic earnings per share	108,671		108,562		110,016
Effects of dilutive securities:
Stock options	11		262		229
Restricted stock units	255		214		195
Preferred shares			60		48
Weighted average number of shares used in diluted earnings per share	108,937		109,098		110,488
Basic earnings per share attributable to TDS shareholders	$ 0.75		$ 1.85		$ 1.32
Diluted earnings per share attributable to TDS shareholders	$ 0.75		$ 1.83		$ 1.31
Stock Options
Effects of dilutive securities:
Antidilutive shares	8,130		3,785		4,105
Restricted Stock Units
Effects of dilutive securities:
Antidilutive shares	154		141		88
Convertible Preferred Shares
Effects of dilutive securities:
Antidilutive shares	57
Common Shares
Weighted average number of shares used in basic earnings per share
Weighted average number of shares used in basic earnings per share	101,532		101,471		102,947
Series A Common Shares
Weighted average number of shares used in basic earnings per share
Weighted average number of shares used in basic earnings per share	7,139		7,091		7,069

[1]	The noncontrolling interest adjustment reflects the additional noncontrolling share of U.S. Cellular’s income computed as if all of U.S. Cellular’s issuable securities were outstanding.
[2]	The preferred dividend adjustment reflects the dividend reduction related to preferred securities that were dilutive, and therefore treated as if converted for shares.

Acquisitions, Divestitures and Exchanges, acquisitions (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Acquisitions, divestitures and exchanges
Goodwill	$ 20,364,000	[1]	$ 68,622,000	[1]
Licenses	122,690,000		35,218,000
Intangible assets subject to amortization	20,300,000	[2]	33,746,000	[2]
Net tangible assets (liabilities)	5,462,000		(11,760,000)
Purchase price	168,816,000	[3]	125,826,000	[3]
Amortizable goodwill acquired			700,000
Weighted average useful life, acquired finite lived intangibles	8 years 1 month		8 years
Gain (loss) on investment	(3,718,000)		24,103,000
U.S. Cellular
Acquisitions, divestitures and exchanges
Gain (loss) on investment	(3,718,000)		11,373,000
U.S. Cellular | Licenses
Acquisitions, divestitures and exchanges
Licenses	122,690,000		4,406,000
Purchase price	122,690,000	[3]	4,406,000	[3]
U.S. Cellular | Licenses | 700 MHz Agreement 1
Acquisitions, divestitures and exchanges
Licenses	34,000,000
Date of acquisition	Aug 15, 2012
Description of acquired entity	On August 15, 2012, U.S. Cellular acquired four 700 MHz licenses covering portions of Iowa, Kansas, Missouri, Nebraska and Oklahoma for $34.0 million.
U.S. Cellular | Licenses | 700 MHz Agreement 2
Acquisitions, divestitures and exchanges
Licenses	57,700,000
Date of acquisition	Nov 20, 2012
Description of acquired entity	On November 20, 2012, U.S. Cellular acquired seven 700 MHz licenses covering portions of Illinois, Michigan, Minnesota, Missouri, Nebraska, Oregon, Washington and Wisconsin for $57.7 million.
U.S. Cellular | Businesses
Acquisitions, divestitures and exchanges
Licenses			15,592,000	[4],[5]
Intangible assets subject to amortization			2,252,000	[2],[4],[5]
Net tangible assets (liabilities)			6,728,000	[4],[5]
Purchase price			24,572,000	[3],[4],[5]
Purchase price allocation and valuation technique			an income approach valuation method
Date of acquisition			May 9, 2011
Description of acquired entity			On May 9, 2011, pursuant to certain required terms of the partnership agreement, U.S. Cellular paid $24.6 million in cash to purchase the remaining ownership interest in this wireless market in which it previously held a 49% noncontrolling interest. In connection with the acquisition of the remaining interest, a $13.4 million gain was recorded to adjust the carrying value of this 49% investment to its fair value of $25.7 million based on an income approach valuation method. The gain was recorded in Gain (loss) on investment in the Consolidated Statement of Operations in 2011.
Cash paid to acquire			24,600,000
Ownership interest in equity method investment			49.00%
Gain on equity investment remeasurement			13,400,000
Fair value equity investment prior to acquisition			25,700,000
TDS Telecom HMS | Businesses
Acquisitions, divestitures and exchanges
Goodwill	20,364,000	[1]	68,107,000	[1]
Intangible assets subject to amortization	20,300,000	[2]	28,300,000	[2]
Net tangible assets (liabilities)	5,462,000		(542,000)
Purchase price	46,126,000	[3]	95,865,000	[3]
Acquired entity	Vital Support Systems, LLC ("Vital")		OneNeck IT Services Corporation ("OneNeck")
Date of acquisition	Jun 11, 2012		Jul 1, 2011
Voting stock acquired	100.00%		100.00%
Description of acquired entity	On June 11, 2012, TDS paid $45.0 million in cash, plus subsequent working capital adjustments of $1.1 million, to purchase 100% of the outstanding shares of Vital Support Systems, LLC (“Vital”). Vital is an information technology solutions provider whose service offerings complement the TDS HMS portfolio of products. Vital is included in the TDS Telecom HMS segment for reporting purposes.		On July 1, 2011, TDS paid $95.0 million in cash, plus a subsequent working capital adjustment of $0.9 million, to purchase 100% of the outstanding shares of OneNeck IT Services Corporation (“OneNeck”). OneNeck is a provider of hosted application management and managed IT hosting services to middle market businesses. The acquisition of OneNeck is expected to complement TDS’ existing Hosted and Managed Services and is included in the HMS segment for reporting purposes.
Cash paid to acquire	45,000,000		95,000,000
Working capital adjustment	1,100,000		900,000
Non-Reportable Segment | Businesses
Acquisitions, divestitures and exchanges
Goodwill			515,000	[1]
Licenses			15,220,000
Intangible assets subject to amortization			3,194,000	[2]
Net tangible assets (liabilities)			(17,946,000)
Purchase price			983,000	[3]
Purchase price allocation and valuation technique			an income approach valuation method
Acquired entity			Airadigm Communications, Inc. ("Airadigm")
Date of acquisition			Sep 23, 2011
Voting stock acquired			63.00%
Description of acquired entity			On September 23, 2011, pursuant to a plan of reorganization in the United States Bankruptcy Court for the Western District of Wisconsin, TDS acquired 63% of Airadigm and a note for $15.5 million in satisfaction of loans made by TDS to Airadigm and interests in Airadigm acquired by TDS from third-parties. Airadigm is a Wisconsin-based wireless service provider. The noncontrolling interest was valued at $0.4 million based on an income approach valuation method. TDS recognized a gain of $12.7 million as a result of the transaction which was recorded in Gain (loss) on investment in the Consolidated Statement of Operations for year ended December 31, 2011. Pursuant to the plan of reorganization, at the acquisition date Airadigm owed $32.7 million to the FCC. This obligation was paid in September 2011. Airadigm operates independently from U.S. Cellular and at this time there are no plans to combine the operations of these subsidiaries. Airadigm’s financial results are included in “Non-Reportable segment” for reporting purposes.
Intercompany note			15,500,000
Gain (loss) on investment			12,700,000
Fair value, noncontrolling interest of acquired entity			400,000
Debt assumed from acquisition			$ 32,700,000

[1]	In 2012, the entire amount of Goodwill was amortizable for income tax purposes. In 2011, $0.7 million of acquired Goodwill was amortizable for income tax purposes.
[2]	The weighted average amortization period for Intangible assets subject to amortization was 8.1 years in 2012 and 8.0 years in 2011.
[3]	Cash amounts paid for acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.
[4]	Includes only the acquired interest and does not include amounts attributable to U.S. Cellular’s pre-existing noncontrolling interest described above in this Note 7.
[5]	Licenses, Intangible assets subject to amortization and a portion of Net tangible assets (liabilities) are included in amounts reported as Assets held for sale in the Consolidated Balance Sheet as of December 31, 2011.

Acquisitions, Divestitures and Exchanges, divestitures (Details) (USD $)	12 Months Ended										2 Months Ended	12 Months Ended			12 Months Ended	14 Months Ended	26 Months Ended	12 Months Ended		14 Months Ended	26 Months Ended				12 Months Ended		24 Months Ended	26 Months Ended	24 Months Ended	26 Months Ended								12 Months Ended	26 Months Ended				12 Months Ended	26 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 U.S. Cellular	Dec. 31, 2011 U.S. Cellular	Dec. 31, 2010 U.S. Cellular	Dec. 31, 2012 U.S. Cellular Divestiture Transaction		Dec. 31, 2012 U.S. Cellular Bolingbrook Customer Care Center		Jan. 02, 2013 U.S. Cellular Bolingbrook Customer Care Center Divestiture	Dec. 31, 2012 U.S. Cellular Wireless Market	Dec. 31, 2011 U.S. Cellular Wireless Market		Dec. 31, 2013 U.S. Cellular Minimum Expected event Divestiture Transaction	Dec. 31, 2013 U.S. Cellular Minimum Expected event Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Minimum Expected event Divestiture Transaction	Dec. 31, 2012 U.S. Cellular Maximum Divestiture Transaction	Dec. 31, 2013 U.S. Cellular Maximum Expected event Divestiture Transaction	Dec. 31, 2013 U.S. Cellular Maximum Expected event Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Maximum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Purchase price Expected event Divestiture Transaction		Dec. 31, 2013 U.S. Cellular Purchase price Minimum Expected event Divestiture Transaction	Dec. 31, 2013 U.S. Cellular Purchase price Maximum Expected event Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Reimbursement of transition and exit costs Minimum Expected event Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Reimbursement of transition and exit costs Minimum Expected event Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Reimbursement of transition and exit costs Maximum Expected event Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Reimbursement of transition and exit costs Maximum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Net assets transferred Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Non-cash charges for the write-off and write-down of property under construction and related assets Minimum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Non-cash charges for the write-off and write-down of property under construction and related assets Maximum Expected event Divestiture Transaction		Dec. 31, 2012 U.S. Cellular Employee related costs including severance, retention and outplacement Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Employee related costs including severance, retention and outplacement Minimum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Employee related costs including severance, retention and outplacement Maximum Expected event Divestiture Transaction		Dec. 31, 2012 U.S. Cellular Contract termination costs Divestiture Transaction	Dec. 31, 2014 U.S. Cellular Contract termination costs Minimum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Contract termination costs Maximum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Transaction costs Minimum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Transaction costs Maximum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Incremental depreciation, amortization and accretion, net of salvage values Minimum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Incremental depreciation, amortization and accretion, net of salvage values Maximum Expected event Divestiture Transaction		Dec. 31, 2014 U.S. Cellular Non-cash charges for the write-off and write-down of various operating assets and liabilities Expected event Divestiture Transaction
Divestitures
Business divestiture date											Jan 1, 2013	Mar 14, 2012
Business divestiture description							On November 6, 2012, U.S. Cellular entered into a Purchase and Sale Agreement with subsidiaries of Sprint Nextel Corporation (“Sprint”). The Purchase and Sale Agreement provides that U.S. Cellular will transfer customers and certain PCS license spectrum to Sprint in U.S. Cellular’s Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash at closing, subject to pro-rations of certain assets and liabilities. The Purchase and Sale Agreement also contemplates certain other agreements, collectively referred to as the “Divestiture Transaction.” U.S. Cellular will retain other assets and liabilities related to the Divestiture Markets, including network assets, retail stores and related equipment, and other buildings and facilities. The transaction does not affect spectrum licenses held by U.S. Cellular or VIEs that are not currently used in the operations of the Divestiture Markets. The Purchase and Sale Agreement also contemplates certain other agreements, including customer and network transition services agreements, which will require that U.S. Cellular provide customer, billing and network services to Sprint for a period of up to 24 months after the closing date. Sprint will reimburse U.S. Cellular for providing such services at an amount equal to U.S. Cellular’s cost, including applicable overhead allocations. In addition, these agreements will require Sprint to reimburse U.S. Cellular up to $200 million for certain network decommissioning costs, network site lease rent and termination costs, network access termination costs, and employee termination benefits for specified engineering employees.				Effective January 1, 2013, U.S. Cellular transitioned its Bolingbrook Customer Care Center operations to an existing vendor partner.	On March 14, 2012, U.S. Cellular sold the majority of the assets and liabilities of a wireless market for $49.8 million in cash, net of working capital adjustments. At the time of the sale, a $4.2 million gain was recorded in (Gain) loss on sale of business and other exit costs, net in the Consolidated Statement of Operations.
Business divestiture agreement date							Nov 6, 2012
Transition services agreement duration																		24M
Gain on divestiture												$ 4,200,000
(Increase) decrease in Operating Income	(183,863,000)	(362,502,000)	(296,091,000)	(156,656,000)	(280,780,000)	(201,473,000)	44,535,000										(182,000,000)				(70,000,000)
Divestiture financial impacts
Expected period of realization / incurrence																							2013	[1]				2013 [1]		2014	[1]	2013	[1]	2012	[1]	2013	[1]		2012	[1]	2014	[1]		2012	[1]	2014	[1]	2012	[1]	2013	[1]	2012	[1]	2014	[1]	2013	[1]
Cash received for divestitures	(50,182,000)											(49,800,000)													(480,000,000)	(480,000,000)	(150,000,000)		(200,000,000)
Net assets transferred															150,000,000				170,000,000
Non-cash charges for the write-off and write-down of property under construction and related assets							10,672,000									5,000,000				15,000,000
Employee related costs including severance, retention and outplacement							12,609,000										15,000,000				25,000,000
Contract termination costs							59,000										125,000,000				175,000,000
Transaction costs							1,137,000									3,000,000				5,000,000
Total (Gain) loss on sale of business and other exit costs, net	21,061,000			21,022,000			24,477,000										(332,000,000)				(290,000,000)
Incremental depreciation, amortization and accretion, net of salvage values	813,626,000	765,776,000	755,649,000	608,633,000	573,557,000	570,955,000	20,058,000	[2]									150,000,000 [2]				210,000,000	[2]
Non-cash charges for the write-off and write-down of various operating assets and liabilities	2,033,901,000	2,002,359,000	1,998,463,000	1,764,933,000	1,769,701,000	1,783,315,000													10,000,000
Balance Sheet rollforward
Costs incurred																																						12,609,000					59,000
Cash settlements																																						(304,000)					(29,000)
Balance, end of period																																						12,305,000					30,000
Assets and liabilities held for sale
Current assets													4,179,000
Licenses				140,599,000			140,599,000						31,920,000
Goodwill				19,474,000			19,474,000
Other intangible assets													4,611,000
Property, plant and equipment				3,169,000					3,169,000	[3]			8,937,000
Total Assets held for sale	163,242,000	49,647,000		163,242,000			160,073,000		3,169,000	[3]			49,647,000
Liabilities held for sale	$ 19,594,000	$ 1,051,000		$ 19,594,000			$ 19,594,000	[4]					$ 1,051,000	[4]

[1]	Represents the estimated period in which a substantial majority of such amounts will be realized or incurred.
[2]	Represents incremental depreciation, amortization and accretion anticipated to be recorded in the specified time periods as a result of revising the useful life of certain assets and revising the settlement dates of certain asset retirement obligations in conjunction with the Divestiture Transaction. Specifically, for the years indicated, this is estimated depreciation, amortization and accretion recorded on assets and liabilities of the Divestiture Markets after the November 6, 2012 transaction date less depreciation, amortization and accretion that would have been recorded on such assets and liabilities in the normal course, absent the Divestiture Transaction.
[3]	Effective January 1, 2013, U.S. Cellular transferred its Bolingbrook Customer Care Center operations to an existing third party vendor.
[4]	Liabilities held for sale primarily consisted of Current liabilities in 2011 and Customer deposits and deferred revenues in 2012.

Acquisitions, Divestitures and Exchanges, exchanges (Details) (U.S. Cellular, Spectrum exchange, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
U.S. Cellular | Spectrum exchange
Exchanges
Agreement date	Sep 30, 2011
Asset exchange description	On September 30, 2011, U.S. Cellular completed an exchange whereby U.S. Cellular received eighteen 700 MHz spectrum licenses covering portions of Idaho, Illinois, Indiana, Kansas, Nebraska, Oregon and Washington in exchange for two PCS spectrum licenses covering portions of Illinois and Indiana. The exchange of licenses will provide U.S. Cellular with additional spectrum to meet anticipated future capacity and coverage requirements in several of its markets. No cash, customers, network assets, other assets or liabilities were included in the exchange. As a result of this transaction, TDS recognized a gain of $11.8 million, representing the difference between the fair value of the licenses received, calculated using a market approach valuation method, and the carrying value of the licenses surrendered. This gain was recorded in (Gain) loss on asset disposals and exchanges, net in the Consolidated Statement of Operations for the year ended December 31, 2011. The Indiana PCS spectrum included in the exchange was originally awarded to Carroll Wireless in FCC Auction 58 and was purchased by U.S. Cellular prior to the exchange. Carroll Wireless was a VIE which TDS consolidated at the time of the exchange; see Note 5 — Variable Interest Entities for additional information.
Gain on asset exchange	$ 11.8
Asset exchange, valuation method	difference between the fair value of the licenses received, calculated using a market approach valuation method, and the carrying value of the licenses surrendered

Intangible Assets (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Licenses
Balance, beginning of period	$ 1,494,014		$ 1,460,126
Acquisitions	122,690		19,626	[1]
Transferred to Assets held for sale	(140,599)
Exchanges			11,842
Other	3,934		2,420
Balance, end of period	1,480,039		1,494,014
Goodwill
Assigned value at time of acquisition			1,160,417		1,091,795
Accumulated impairment losses in prior periods			(363,340)		(363,340)
Balance, beginning of period	797,077		728,455
Acquisitions	20,364		68,622
Impairment	(515)
Transferred to Assets held for sale	(19,474)
Other	(258)
Balance, end of period	797,194		797,077
U.S. Cellular
Licenses
Balance, beginning of period	1,475,994	[2]	1,457,326	[2]
Acquisitions	122,690	[2]	4,406	[1],[2]
Transferred to Assets held for sale	(140,599)	[2]
Exchanges			11,842	[2]
Other	3,934	[2]	2,420	[2]
Balance, end of period	1,462,019	[2]	1,475,994	[2]
Goodwill
Assigned value at time of acquisition			622,681	[2]	622,681	[2]
Accumulated impairment losses in prior periods			(333,900)	[2]	(333,900)	[2]
Balance, beginning of period	288,781	[2]	288,781	[2]
Transferred to Assets held for sale	(19,474)	[2]
Balance, end of period	269,307	[2]	288,781	[2]
TDS Telecom ILEC
Goodwill
Assigned value at time of acquisition			420,716		420,716
Balance, beginning of period	420,716				420,716
Other	(258)
Balance, end of period	420,458				420,716
TDS Telecom CLEC
Licenses
Balance, beginning of period					2,800
Balance, end of period	2,800		2,800		2,800
Goodwill
Assigned value at time of acquisition			29,440		29,440
Accumulated impairment losses in prior periods			(29,440)		(29,440)
TDS Telecom HMS
Goodwill
Assigned value at time of acquisition			83,263		15,156
Balance, beginning of period	83,263		15,156
Acquisitions	20,364		68,107
Balance, end of period	103,627		83,263
Non-Reportable Segment
Licenses
Balance, beginning of period	15,220	[3]
Acquisitions			15,220	[1],[3]
Balance, end of period	15,220	[3]	15,220	[3]
Goodwill
Assigned value at time of acquisition			4,317	[3]	3,802	[3]
Balance, beginning of period	4,317	[3]	3,802	[3]
Acquisitions			515	[3]
Impairment	(515)	[3]
Balance, end of period	$ 3,802	[3]	$ 4,317	[3]

[1]	Does not include amounts reported as Assets held for sale in the Consolidated Balance Sheet as of December 31, 2011.
[2]	Prior to January 1, 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS' Licenses and Goodwill, as required by GAAP in effect at that time. Consequently, U.S. Cellular’s Licenses and Goodwill on a stand-alone basis do not match the TDS consolidated Licenses and Goodwill related to U.S. Cellular.
[3]	‘‘Non-Reportable segment’’ consists of amounts related to Suttle-Straus and Airadigm. During the second quarter of 2012, a sustained decrease in TDS' stock price resulted in a triggering event, as defined by GAAP, requiring an interim impairment test of Licenses and Goodwill as of June 30, 2012. Based on this test, TDS concluded that the entire amount of Goodwill related to Airadigm was impaired resulting in an impairment loss of $0.5 million and no impairment of Licenses.

Investment in Unconsolidated Entities (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity and cost method investments
Capital contributions, loans and advances	$ 21,543	$ 25,067
Cumulative share of income	1,050,618	958,635
Cumulative share of distributions	(907,509)	(825,261)
Equity method investments	164,652	158,441
Cost method investments	15,269	15,269
Investments in unconsolidated entities	179,921	173,710	197,922
Equity in earnings of unconsolidated entities	92,867	82,538	98,074
Los Angeles SMSA Limited Partnership
Equity and cost method investments
Equity in earnings of unconsolidated entities	67,200	55,300	64,800
Ownership interest in equity method investment	5.50%	5.50%	5.50%
Aggregate equity method investments
Equity method investments, combined assets
Current	477,673	435,732
Due from affiliates	298,707	199,167
Property and other	1,951,887	1,988,331
Total assets	2,728,267	2,623,230
Equity method investments, combined liabilities and equity
Current liabilities	353,044	304,742
Deferred credits	84,672	82,371
Long-term liabilities	33,856	36,056
Long-term capital lease obligations	405	234
Partners' capital and stockholders' equity	2,256,290	2,199,827
Total liabilities and equity	2,728,267	2,623,230
Equity method investments, combined income statements
Revenues	5,825,150	5,540,220	4,971,525
Operating expenses	4,381,731	4,301,758	3,567,131
Operating income	1,443,419	1,238,462	1,404,394
Other income (expense), net	7,190	960	36,168
Net income	$ 1,450,609	$ 1,239,422	$ 1,440,562

Property, Plant and Equipment (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Property, plant and equipment	$ 10,808,499,000	$ 10,197,596,000
Accumulated depreciation and amortization	(6,811,233,000)	(6,413,061,000)
Property, plant and equipment, net	3,997,266,000	3,784,535,000
Loss on asset disposals, net	19,700,000	11,000,000	11,800,000
U.S. Cellular
Property, Plant and Equipment [Line Items]
Land	33,947,000	30,807,000
Buildings	341,852,000	330,925,000
Leasehold and land improvements	1,188,720,000	1,129,818,000
Cell site equipment	3,100,916,000	2,874,397,000
Switching equipment	1,155,114,000	1,113,780,000
Office furniture and equipment	535,656,000	570,776,000
Other equipment	128,290,000	127,253,000
System development	631,184,000	545,193,000
Work in process	362,749,000	285,500,000
Property, plant and equipment	7,478,428,000	7,008,449,000
Accumulated depreciation and amortization	(4,455,840,000)	(4,218,147,000)
Property, plant and equipment, net	3,022,588,000	2,790,302,000
Depreciation and amortization expense	597,700,000	565,100,000	559,000,000
U.S. Cellular | Buildings
Property, Plant and Equipment [Line Items]
Useful life	20 years
U.S. Cellular | Leasehold and land improvements | Minimum
Property, Plant and Equipment [Line Items]
Useful life	1 year
U.S. Cellular | Leasehold and land improvements | Maximum
Property, Plant and Equipment [Line Items]
Useful life	30 years
U.S. Cellular | Cell site equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	6 years
U.S. Cellular | Cell site equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	25 years
U.S. Cellular | Switching equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	1 year
U.S. Cellular | Switching equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	8 years
U.S. Cellular | Office furniture and equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	3 years
U.S. Cellular | Office furniture and equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	5 years
U.S. Cellular | Other operating assets and equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	5 years
U.S. Cellular | Other operating assets and equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	25 years
U.S. Cellular | System development | Minimum
Property, Plant and Equipment [Line Items]
Useful life	3 years
U.S. Cellular | System development | Maximum
Property, Plant and Equipment [Line Items]
Useful life	7 years
TDS Telecom
Property, Plant and Equipment [Line Items]
Land	9,004,000	9,004,000
Buildings	147,177,000	135,883,000
Cable and wire	1,445,270,000	1,410,706,000
Network electronic equipment	888,425,000	853,458,000
Office furniture and equipment	312,843,000	286,593,000
Other equipment	127,566,000	114,788,000
System development	196,185,000	165,812,000
Work in process	87,043,000	88,924,000
Property, plant and equipment	3,213,513,000	3,065,168,000
Accumulated depreciation and amortization	(2,279,325,000)	(2,128,411,000)
Property, plant and equipment, net	934,188,000	936,757,000
Depreciation and amortization expense	177,300,000	168,200,000	165,900,000
TDS Telecom | Buildings
Property, Plant and Equipment [Line Items]
Useful life	30 years
TDS Telecom | Cable and wire | Minimum
Property, Plant and Equipment [Line Items]
Useful life	15 years
TDS Telecom | Cable and wire | Maximum
Property, Plant and Equipment [Line Items]
Useful life	20 years
TDS Telecom | Network electronic equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	5 years
TDS Telecom | Network electronic equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	12 years
TDS Telecom | Office furniture and equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	5 years
TDS Telecom | Office furniture and equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	10 years
TDS Telecom | Other equipment | Minimum
Property, Plant and Equipment [Line Items]
Useful life	10 years
TDS Telecom | Other equipment | Maximum
Property, Plant and Equipment [Line Items]
Useful life	15 years
TDS Telecom | System development | Minimum
Property, Plant and Equipment [Line Items]
Useful life	3 years
TDS Telecom | System development | Maximum
Property, Plant and Equipment [Line Items]
Useful life	7 years
Corporate and Non-Reportable segment
Property, Plant and Equipment [Line Items]
Property, plant and equipment	116,558,000	123,979,000
Accumulated depreciation and amortization	(76,068,000)	(66,503,000)
Property, plant and equipment, net	40,490,000	57,476,000
Depreciation and amortization expense	$ 10,300,000	$ 8,300,000	$ 7,300,000
TDS Telecom ILEC
Property, Plant and Equipment [Line Items]
Depreciation as a percent of depreciable property	5.50%	5.50%	5.70%

Asset Retirement Obligation (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Asset retirement obligation
Asset retirement obligation - beginning balance	$ 212,417		$ 189,745
Additional liabilities accrued	5,945		2,664
Revisions in estimated cash outflows	22,588	[1]	5,888
Acquisitions of assets			3,891
Disposition of assets	(2,972)		(2,252)
Accretion expense	15,632	[2]	12,481
Asset retirement obligation - ending balance	253,610		212,417
U.S. Cellular
Asset retirement obligation
Asset retirement obligation - beginning balance	143,402		128,709
Additional liabilities accrued	5,578		2,105
Revisions in estimated cash outflows	22,588	[1]	5,888
Disposition of assets	(2,674)		(1,323)
Accretion expense	10,713	[2]	8,023
Asset retirement obligation - ending balance	179,607		143,402
U.S. Cellular | Divestiture Transaction
Asset retirement obligation
Revisions in estimated cash outflows	14,900
Accretion expense	200
TDS Telecom
Asset retirement obligation
Asset retirement obligation - beginning balance	65,209		61,036
Additional liabilities accrued	367		559
Acquisitions of assets			140
Disposition of assets	(298)		(929)
Accretion expense	4,691		4,403
Asset retirement obligation - ending balance	69,969		65,209
Non-Reportable Segment
Asset retirement obligation
Asset retirement obligation - beginning balance	3,806
Acquisitions of assets			3,751
Accretion expense	228		55
Asset retirement obligation - ending balance	$ 4,034		$ 3,806

[1]	In 2012, U.S. Cellular included $14.9 million as a result of changes in expected settlement dates related to the Divestiture Transaction.
[2]	In 2012, U.S. Cellular included $0.2 million of incremental accretion related to the Divestiture Transaction.

Debt, revolving credit facilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Revolving credit
Borrowing rate, description	Borrowings under the revolving credit facilities bear interest at LIBOR plus a contractual spread based on TDS’ credit rating or, at TDS’ or U.S. Cellular’s option, respectively, an alternate “Base Rate” as defined in the revolving credit agreements. TDS may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by TDS and approved by the lenders). If TDS or U.S. Cellular provides notice of intent to borrow less than three business days in advance of a borrowing, interest on borrowing is at the Base Rate plus the contractual spread.
Revolving credit facility | TDS Parent Company
Revolving credit
Maximum borrowing capacity	$ 400
Letters of credit outstanding	0.2
Amount available for use	399.8
LIBOR	0.21%
Contractual spread	1.25%
Borrowing rate: One-month London InterBank Offered Rate ("LIBOR") plus contractual spread	1.46%	[1]
Fees incurred as a percent of Maximum borrowing capacity for 2012	0.33%
Fees incurred, amount	1.3		1.5	4.8
Agreement date	Dec 17, 2010
Maturity date	Dec 17, 2017
Debt issuance cost	7.6
Revolving credit facility | TDS Parent Company | Minimum
Revolving credit
Range of commitment fees on amount available for use	0.13%	[2]
Revolving credit facility | TDS Parent Company | Maximum
Revolving credit
Range of commitment fees on amount available for use	0.30%	[2]
Revolving credit facility | U.S. Cellular
Revolving credit
Maximum borrowing capacity	300
Letters of credit outstanding	0.2
Amount available for use	299.8
LIBOR	0.21%
Contractual spread	1.25%
Borrowing rate: One-month London InterBank Offered Rate ("LIBOR") plus contractual spread	1.46%	[1]
Fees incurred as a percent of Maximum borrowing capacity for 2012	0.38%
Fees incurred, amount	$ 1.1		$ 1.2	$ 3.8
Agreement date	Dec 17, 2010
Maturity date	Dec 17, 2017
Revolving credit facility | U.S. Cellular | Minimum
Revolving credit
Range of commitment fees on amount available for use	0.13%	[2]
Revolving credit facility | U.S. Cellular | Maximum
Revolving credit
Range of commitment fees on amount available for use	0.30%	[2]

[1]	Borrowings under the revolving credit facility bear interest at LIBOR plus a contractual spread based on TDS' or U.S. Cellular’s credit rating or, at TDS' or U.S. Cellular’s option, an alternate “Base Rate” as defined in the revolving credit agreement. TDS and U.S. Cellular may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by TDS or U.S. Cellular and approved by the lenders). If TDS or U.S. Cellular provides notice of intent to borrow less than three business days in advance of a borrowing, interest on borrowing is at the Base Rate plus the contractual spread.
[2]	The revolving credit facility has commitment fees based on the unsecured senior debt ratings assigned to TDS and U.S. Cellular by certain ratings agencies.

Debt, long-term debt (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Long term debt
Total long-term debt	$ 1,722,804,000	$ 1,531,366,000
Long-term debt, current	1,233,000	1,509,000
Long-term debt, noncurrent	1,721,571,000	1,529,857,000
Debt issuance cost	44,600,000
TDS Parent Company
Long term debt
Long term debt	837,347,000	642,347,000
Long term debt maturities
Scheduled principal payments 2013	1,200,000
Scheduled principal payments 2014	1,600,000
Scheduled principal payments 2015	1,200,000
Scheduled principal payments 2016	3,000,000
Scheduled principal payments 2017	200,000
TDS Parent Company | 7% Senior Notes
Long term debt
Interest rate on debt	7.00%
Date of debt issuance	Mar 21, 2011
Maturity date of debt issued	Mar 15, 2060
Call date of debt issued	Mar 15, 2016
Long term debt	300,000,000	300,000,000
TDS Parent Company | 6.625% Senior Notes
Long term debt
Interest rate on debt	6.63%
Date of debt issuance	Mar 31, 2005
Maturity date of debt issued	Mar 31, 2045
Call date of debt issued	Mar 31, 2010
Long term debt	116,250,000	116,250,000
TDS Parent Company | 6.875% Senior Notes
Long term debt
Interest rate on debt	6.88%
Date of debt issuance	Nov 16, 2010
Maturity date of debt issued	Nov 15, 2059
Call date of debt issued	Nov 15, 2015
Long term debt	225,000,000	225,000,000
TDS Parent Company | 5.875% Senior Notes
Long term debt
Interest rate on debt	5.88%
Date of debt issuance	Nov 26, 2012
Maturity date of debt issued	Dec 1, 2061
Call date of debt issued	Dec 1, 2017
Long term debt	195,000,000
TDS Parent Company | Long term notes
Long term debt
Interest rate on debt	6.00%
Date of debt issuance	Oct 3, 2001
Maturity date of debt issued	Oct 3, 2021
Purchase contracts	1,097,000	1,097,000
U.S. Cellular
Long term debt
Obligation on capital leases	4,756,000	4,336,000
U.S. Cellular | 6.95% Senior Notes
Long term debt
Interest rate on debt	6.95%
Date of debt issuance	May 9, 2011
Maturity date of debt issued	May 15, 2060
Call date of debt issued	May 15, 2016
Long term debt	342,000,000	342,000,000
U.S. Cellular | 6.7% Senior Notes
Long term debt
Interest rate on debt	6.70%
Maturity date of debt issued	Dec 15, 2033
Call date of debt issued	Dec 31, 2003
Long term debt, face value	544,000,000	544,000,000
Unamortized discount	(11,806,000)	(9,889,000)
Long term debt	532,194,000	534,111,000
U.S. Cellular | 6.7% Senior Notes | Maximum
Long term debt
Date of debt issuance	Jun 21, 2004
U.S. Cellular | 6.7% Senior Notes | Minimum
Long term debt
Date of debt issuance	Dec 3, 2003
TDS Telecom | Rural Utility Service and other notes
Long term debt
Long term debt	844,000	1,976,000
Non-Reportable Segment
Long term debt
Obligation on capital leases		118,000
Non-Reportable Segment | Long term notes
Long term debt
Long term debt	5,663,000	6,478,000
Non-Reportable Segment | Long term notes | Maximum
Long term debt
Interest rate on debt	4.80%
Maturity date of debt issued	Dec 2, 2016
Non-Reportable Segment | Long term notes | Minimum
Long term debt
Interest rate on debt	3.70%
Total Subsidiaries
Long term debt
Total long-term debt	$ 885,457,000	$ 889,019,000

Employee Benefit Plans, defined Contribution Plan (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
Description of defined contribution plan	Defined Contribution Plans TDS sponsors a qualified noncontributory defined contribution pension plan. The plan provides benefits for the employees of TDS Corporate, TDS Telecom and U.S. Cellular. Under this plan, pension costs are calculated separately for each participant and are funded annually. Total pension costs were $18.4 million, $17.5 million and $17.5 million in 2012, 2011 and 2010, respectively. In addition, TDS sponsors a defined contribution retirement savings plan (“401(k)”) plan. Total costs incurred from TDS’ contributions to the 401(k) plan were $25.0 million, $22.1 million and $21.6 million in 2012, 2011 and 2010, respectively. TDS also sponsors an unfunded nonqualified deferred supplemental executive retirement plan for certain employees to offset the reduction of benefits caused by the limitation on annual employee compensation under the tax laws.
401(k)
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
Defined contribution cost	$ 25	$ 22.1	$ 21.6
Pension
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
Defined contribution cost	$ 18.4	$ 17.5	$ 17.5

Employee Benefit Plans, other Post-Retirement Benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Amounts included in Comprehensive income in the Consolidated Statement of Comprehensive Income
Net actuarial gains (losses) before income tax benefit (expense)	$ 90,000		$ (9,625,000)		$ 1,180,000
Amortization of prior service costs before income tax benefit (expense)	(3,735,000)		(3,815,000)		(3,815,000)
Amortization of actuarial losses before income tax benefit (expense)	2,517,000		1,934,000		2,158,000
Total gains (losses) recognized in Comprehensive Income before income tax benefit (expense)	(1,128,000)		(11,506,000)		(477,000)
Total gains (losses) recognized in Comprehensive Income deferred tax benefit (expense)	1,797,000		5,722,000		(105,000)
Change related to retirement plan, net of tax	669,000		(5,784,000)		(582,000)
Post Retirement Medical Benefits
Amounts included in the Consolidated Balance Sheet, before tax
Net prior service costs	22,438,000		26,173,000
Net actuarial loss	(36,510,000)		(39,117,000)
Sum net prior service cost and net actuarial loss	(14,072,000)		(12,944,000)
Amounts to be amortized to net benefit cost
Estimated net actuarial loss amortized from accumulated other comprehensive loss into net periodic benefit cost next year	2,500,000
Estimated prior service cost gain amortized from accumulated other comprehensive loss into net periodic benefit cost next year	3,600,000
Amounts included in Comprehensive income in the Consolidated Statement of Comprehensive Income
Net actuarial gains (losses) before income tax benefit (expense)	90,000		(9,625,000)
Net actuarial gains (losses) deferred income tax benefit (expense)	(143,000)		4,787,000
Net actuarial gains (losses) net of income tax benefit (expense)	(53,000)		(4,838,000)
Amortization of prior service costs before income tax benefit (expense)	(3,735,000)		(3,815,000)
Amortization of prior service costs deferred income tax (expense) benefit	5,950,000		1,897,000
Amortization of prior service costs net of income tax benefit (expense)	2,215,000		(1,918,000)
Amortization of actuarial losses before income tax benefit (expense)	2,517,000		1,934,000
Amortization of actuarial losses deferred income tax benefit (expense)	(4,010,000)		(962,000)
Amortization of actuarial losses net of income tax benefit (expense)	(1,493,000)		972,000
Total gains (losses) recognized in Comprehensive Income before income tax benefit (expense)	(1,128,000)		(11,506,000)
Total gains (losses) recognized in Comprehensive Income deferred tax benefit (expense)	1,797,000		5,722,000
Change related to retirement plan, net of tax	669,000		(5,784,000)
Change in benefit obligation
Benefit obligation at beginning of year	50,113,000		44,270,000
Service cost	1,197,000		1,116,000		1,175,000
Interest cost	2,297,000		2,368,000		2,325,000
Actuarial (gain) loss	3,179,000		5,158,000
Prescription drug subsidy	542,000		263,000
Benefits paid	(2,760,000)		(3,062,000)
Benefit obligation at end of year	54,568,000		50,113,000		44,270,000
Change in plan assets
Fair value of plan assets at beginning of year	41,267,000		45,023,000
Actual return (loss) on plan assets	6,264,000		(971,000)
Employer contribution	276,000		277,000
Benefits paid	(2,760,000)		(3,062,000)
Fair value of plan assets at end of year	45,047,000		41,267,000		45,023,000
Funded status	(9,521,000)		(8,846,000)
Benefit plan, investment and asset allocation
Three year return	8.76%
Five year return	3.63%
Net periodic benefit cost
Service cost	1,197,000		1,116,000		1,175,000
Interest cost	2,297,000		2,368,000		2,325,000
Expected return on plan assets	(2,995,000)		(3,496,000)		(3,395,000)
Amortization of prior service costs	(3,735,000)	[1]	(3,815,000)	[1]	(3,815,000)	[1]
Amortization of actuarial losses	2,517,000	[2]	1,934,000	[2]	2,158,000	[2]
Net post-retirement cost	(719,000)		(1,893,000)		(1,552,000)
Benefit obligations
Discount rate	4.00%		4.70%
Net periodic benefit cost assumptions
Discount rate	4.70%		5.50%
Expected return on plan assets	7.50%		8.00%
Discount rate assumptions	The discount rate for 2012 and 2011 was determined using a hypothetical Aa spot yield curve represented by a series of annualized individual spot discount rates from six months to 99 years. The spot rate curve was derived from a direct calculation of the implied forward rate curve based on the included bond cash flows. This yield curve, when populated with projected cash flows that represent the expected timing and amount of TDS plan benefit payments, produces a single effective interest discount rate that is used to measure the plan’s liabilities. The measurement date for actuarial determination was December 31, 2012. For measurement purposes, the annual rate of increase in the per capita cost of covered health care benefits was assumed for 2012 to be 7.3% for plan participants aged 65 and above, and 8.1% for participants under age 65. For all participants the 2012 annual rate of increase is expected to decrease to 5.0% by 2020. The 2011 expected rate of increase was 7.9% for plan participants aged 65 and above, and 8.0% for participants under age 65, decreasing to 5.0% for all participants by 2020. A 1% increase or decrease in assumed health care cost trend rates would have the following effects as of and for the year ended December 31, 2012:
Health care trend rates
Ultimate health care cost trend rate	5.00%		5.00%
One percent increase effect on total service and interest cost components	14,000
One percent decrease effect on total service and interest cost components	(13,000)
One percent increase effect on post-retirement benefit obligation	323,000
One percent decrease effect on post-retirement benefit obligation	(299,000)
Estimated future post-retirement benefit payments
Estimated future post-retirement benefit payments - next twelve months	2,291,000
Estimated future post-retirement benefit payments - 2 years	2,329,000
Estimated future post-retirement benefit payments - 3 years	2,289,000
Estimated future post-retirement benefit payments - 4 years	2,336,000
Estimated future post-retirement benefit payments - 5 years	2,286,000
Estimated future post-retirement benefit payments - 6-10 years	13,710,000
Post Retirement Medical Benefits | 65 and older
Health care trend rates
Health care cost trend rate	7.30%		7.90%
Post Retirement Medical Benefits | Under 65
Health care trend rates
Health care cost trend rate	8.10%		8.00%
Post Retirement Medical Benefits | Level 1
Change in plan assets
Fair value of plan assets at end of year	45,033,000		41,256,000
Post Retirement Medical Benefits | Level 3
Change in plan assets
Fair value of plan assets at end of year	14,000		11,000
Post Retirement Medical Benefits | Bond Mutual Funds
Change in plan assets
Fair value of plan assets at beginning of year	10,098,000
Fair value of plan assets at end of year	11,285,000
Benefit plan, investment and asset allocation
Investment strategy of mutual fund	The funds seek to achieve a maximum total return, consistent with preservation of capital and prudent investment management by investing in a wide spectrum of fixed income instruments including bonds, debt securities and other similar instruments issued by government and private-sector entities.
Target asset allocation	30.00%
Actual asset allocation	29.50%		29.40%
Post Retirement Medical Benefits | Bond Mutual Funds | Level 1
Change in plan assets
Fair value of plan assets at end of year	11,285,000		10,098,000
Post Retirement Medical Benefits | Money Market Mutual Funds
Change in plan assets
Fair value of plan assets at beginning of year	2,031,000
Fair value of plan assets at end of year	1,983,000
Benefit plan, investment and asset allocation
Investment strategy of mutual fund	The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in a diversified portfolio of high-quality, dollar-denominated short-term debt securities.
Post Retirement Medical Benefits | Money Market Mutual Funds | Level 1
Change in plan assets
Fair value of plan assets at end of year	1,983,000		2,031,000
Post Retirement Medical Benefits | Equity Mutual Funds | U.S. Small Cap
Change in plan assets
Fair value of plan assets at beginning of year	3,723,000
Fair value of plan assets at end of year	4,074,000
Benefit plan, investment and asset allocation
Investment strategy of mutual fund	The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The fund attempts to replicate the index by investing substantially all of its assets in the stocks that make up the index in approximately the same proportion as the weighting in the index.
Post Retirement Medical Benefits | Equity Mutual Funds | U.S. Small Cap | Level 1
Change in plan assets
Fair value of plan assets at end of year	4,074,000		3,723,000
Post Retirement Medical Benefits | Equity Mutual Funds | U.S. Large Cap
Change in plan assets
Fair value of plan assets at beginning of year	18,100,000
Fair value of plan assets at end of year	18,823,000
Benefit plan, investment and asset allocation
Investment strategy of mutual fund	The funds seek to track the performance of several benchmark indices that measure the investment return of large-capitalization stocks. The funds attempt to replicate the indices by investing substantially all of their assets in the stocks that make up the various indices in approximately the same proportion as the weighting in the indices.
Post Retirement Medical Benefits | Equity Mutual Funds | U.S. Large Cap | Level 1
Change in plan assets
Fair value of plan assets at end of year	18,823,000		18,100,000
Post Retirement Medical Benefits | Equity Mutual Funds | International
Change in plan assets
Fair value of plan assets at beginning of year	7,304,000
Fair value of plan assets at end of year	8,868,000
Benefit plan, investment and asset allocation
Investment strategy of mutual fund	The funds seek to provide long-term capital appreciation by investing in the stocks of companies located outside the United States that are considered to have the potential for above-average capital appreciation.
Target asset allocation	20.00%
Actual asset allocation	19.70%		17.70%
Post Retirement Medical Benefits | Equity Mutual Funds | International | Level 1
Change in plan assets
Fair value of plan assets at end of year	8,868,000		7,304,000
Post Retirement Medical Benefits | Equity Mutual Funds | United States
Benefit plan, investment and asset allocation
Target asset allocation	50.00%
Actual asset allocation	50.80%		52.90%
Post Retirement Medical Benefits | Other
Change in plan assets
Fair value of plan assets at end of year	14,000		11,000
Post Retirement Medical Benefits | Other | Level 3
Change in plan assets
Fair value of plan assets at end of year	$ 14,000		$ 11,000

[1]	Based on straight-line amortization over the average time remaining before active employees become fully eligible for plan benefits.
[2]	Based on straight-line amortization over the average time remaining before active employees retire.

Commitments and Contingencies, minimum lease obligations (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Operating leases	TDS and its subsidiaries have leases for certain plant facilities, office space, retail store sites, cell sites, data centers and data-processing equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term.
Operating Leases Future Minimum Payments Due Abstract
Operating Leases - Future Minimum Rental Payments 2013	$ 171,449
Operating Leases - Future Minimum Rental Payments 2014	145,112
Operating Leases - Future Minimum Rental Payments 2015	121,198
Operating Leases - Future Minimum Rental Payments 2016	99,753
Operating Leases - Future Minimum Rental Payments 2017	79,391
Operating Leases - Future Minimum Rental Payments After 2017	810,548
Operating Leases - Future Minimum Rental Payments Total	1,427,451
Operating Leases Future Minimum Payments Receivable Abstract
Operating Leases - Future Minimum Rental Receipts 2013	40,737
Operating Leases - Future Minimum Rental Receipts 2014	35,317
Operating Leases - Future Minimum Rental Receipts 2015	25,924
Operating Leases - Future Minimum Rental Receipts 2016	15,294
Operating Leases - Future Minimum Rental Receipts 2017	6,476
Operating Leases - Future Minimum Rental Receipts After 2017	398
Operating Leases - Future Minimum Rental Receipts Total	$ 124,146

Commitments and Contingencies, additional lease information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commitments And Contingencies Disclosure [Abstract]
Rent expense, noncancellable long-term operating lease	$ 204.1	$ 187.4	$ 178.1
Rent expense, cancellable short-term operating lease	10.4	9	10.9
Rent revenue	$ 41.6	$ 39.2	$ 35.4

Commitments and Contingencies, purchase commitments (Details) (BOSS Installation, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
BOSS Installation
Long-term Purchase Commitment [Line Items]
Purchase commitment required payments	$ 162.2
Purchase commitment required payments made	$ 83.9

Commitments and Contingencies, legal accruals and unasserted claims (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Loss Contingency Estimate Abstract
Accrual for legal proceedings and unasserted claims	$ 1.7	$ 1.9

Common Shareholders' Equity, Equity Rollforward (Details)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 TDS Parent Company Before Share Consolidation	Dec. 31, 2011 TDS Parent Company After Share Consolidation	Dec. 31, 2012 Common Shares	Dec. 31, 2011 Common Shares	Dec. 31, 2012 Common Shares TDS Parent Company	Dec. 31, 2011 Common Shares TDS Parent Company		Dec. 31, 2010 Common Shares TDS Parent Company	Jan. 24, 2012 Common Shares TDS Parent Company After Share Consolidation	Dec. 31, 2012 Common Shares TDS Parent Company Treasury Shares	Dec. 31, 2011 Common Shares TDS Parent Company Treasury Shares		Dec. 31, 2010 Common Shares TDS Parent Company Treasury Shares	Dec. 31, 2012 Common Shares TDS Parent Company 401(k)	Dec. 31, 2011 Special Common Shares TDS Parent Company		Dec. 31, 2009 Special Common Shares TDS Parent Company	Dec. 31, 2011 Special Common Shares TDS Parent Company Treasury Shares		Dec. 31, 2010 Special Common Shares TDS Parent Company Treasury Shares	Dec. 31, 2012 Series A Common Shares	Dec. 31, 2011 Series A Common Shares	Dec. 31, 2012 Series A Common Shares TDS Parent Company	Dec. 31, 2011 Series A Common Shares TDS Parent Company		Dec. 31, 2010 Series A Common Shares TDS Parent Company	Jan. 24, 2012 Series A Common Shares TDS Parent Company After Share Consolidation
Common shareholders' equity, other disclosures
Shares reserved							7,160,000									90,000
Voting rights			As of December 31, 2011, the holders of Common Shares and Special Common Shares were entitled to one vote per share. The holders of Common Shares had full voting rights; the holders of Special Common Shares had limited voting rights. Other than the election of directors, the Special Common Shares had no votes except as otherwise required by law. The holders of Series A Common Shares were entitled to ten votes per share.	The Series A Common Shares continue to have ten votes per share in such matters and the vote per share of the Common Shares floats and is determined each time there is a vote on matters other than the election of directors.							43.3%																		56.7%
Common shareholders' equity, share rollforward
Common stock, shares issued beginning balance	132,672,000	132,621,000			125,512,000	125,502,000	125,502,000	57,093,000		57,082,000							63,442,000		63,442,000				7,160,000	7,119,000	7,119,000	6,510,000		6,492,000
Treasury shares, beginning balance	24,641,000	24,165,000			24,641,000	24,165,000						24,165,000	7,198,000		7,277,000					15,911,000		13,717,000
Repurchase of shares												868,000								748,000		2,394,000
Conversion of Series A Common Shares							10,000			11,000															(10,000)			(11,000)
Dividend reinvestment, incentive and compensation plans																									51,000	39,000		29,000
Dividend reinvestment, incentive and compensation plans - Treasury shares												(392,000)	(86,000)		(79,000)					(226,000)		(200,000)
Reclassification as a result of Share Consolidation Amendment								68,409,000	[1]				17,053,000	[1]			(63,442,000)	[1]		(16,433,000)	[1]					570,000	[1]
Common stock, shares issued ending balance	132,672,000	132,621,000			125,512,000	125,502,000	125,512,000	125,502,000		57,093,000									63,442,000				7,160,000	7,119,000	7,160,000	7,119,000		6,510,000
Treasury shares, ending balance	24,641,000	24,165,000			24,641,000	24,165,000						24,641,000	24,165,000		7,198,000							15,911,000

[1]	Reflects the impact of the Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS, as approved by the TDS shareholders on January 13, 2012.

Common Shareholders' Equity, Share Consolidation (Details)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Common Shares	Dec. 31, 2011 Common Shares	Dec. 31, 2012 Series A Common Shares	Dec. 31, 2011 Series A Common Shares	Jan. 24, 2012 Before Share Consolidation Common Shares TDS Parent Company	Jan. 24, 2012 Before Share Consolidation Special Common Shares TDS Parent Company	Jan. 24, 2012 Before Share Consolidation Series A Common Shares TDS Parent Company	Jan. 24, 2012 Before Share Consolidation Preferred Shares TDS Parent Company	Jan. 24, 2012 After Share Consolidation Common Shares TDS Parent Company	Jan. 24, 2012 After Share Consolidation Series A Common Shares TDS Parent Company	Jan. 24, 2012 After Share Consolidation Preferred Shares TDS Parent Company	Jan. 13, 2012 Shareholder Vote Share Consolidation Amendment	Jan. 24, 2012 Share Consolidation Amendment	Jan. 24, 2012 Share Consolidation Amendment Common Shares TDS Parent Company	Jan. 24, 2012 Share Consolidation Amendment Special Common Shares TDS Parent Company	Jan. 24, 2012 Share Consolidation Amendment Series A Common Shares TDS Parent Company
Conversion of Stock [Line Items]
Share consolidation description															These approved Charter Amendments include (a) a Share Consolidation Amendment to reclassify (i) each Special Common Share as one Common Share, (ii) each Common Share as 1.087 Common Shares, and (iii) each Series A Common Share as 1.087 Series A Common Shares, (b) a Vote Amendment to fix the percentage voting power in certain matters and (c) amendments to eliminate obsolete and inoperative provisions as more fully described in TDS’ Current Report on Form 8-K dated January 24, 2012.
Significant event, date														2012-01-13	2012-01-24
Share conversion ratio, Common shares																1.087	1
Share conversion ratio, Series A Common shares																		1.087
Common stock, shares outstanding	108,031,000	108,456,000	100,871,000	101,337,000	7,160,000	7,119,000	49,980,000	47,012,000	6,549,000		101,340,000	7,119,000
Preferred stock, outstanding shares										8,300			8,300

Common Shareholders' Equity, Equity Repurchase (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Class of Stock [Line Items]
Amount	$ 20,026,000		$ 21,500,000		$ 68,053,000
Treasury Shares
Class of Stock [Line Items]
Amount	20,026,000		21,500,000		68,053,000
TDS Parent Company
Class of Stock [Line Items]
Common share repurchase authorization	On November 19, 2009, the Board of Directors of TDS authorized a $250 million stock repurchase program for both TDS Common and Special Common Shares from time to time pursuant to open market purchases, block transactions, private purchases or otherwise, depending on market conditions. This authorization expired on November 19, 2012.
Repurchase authorization, dollar value	250,000,000
Repurchase expiration	November 19, 2012
Common Shares | TDS Parent Company | Treasury Shares
Class of Stock [Line Items]
Number of shares acquired	868,000
Average cost per share	$ 23.08
Amount	20,026,000	[1]
Special Common Shares | TDS Parent Company | Treasury Shares
Class of Stock [Line Items]
Number of shares acquired			748,000		2,394,000
Average cost per share			$ 28.73		$ 28.42
Amount			21,500,000	[1]	68,053,000	[1]
US Cellular Common Shares | U.S. Cellular
Class of Stock [Line Items]
Common share repurchase authorization	On November 17, 2009, the Board of Directors of U.S. Cellular authorized the repurchase of up to 1,300,000 Common Shares on an annual basis beginning in 2009 and continuing each year thereafter, on a cumulative basis. These purchases will be made pursuant to open market purchases, block purchases, private purchases, or otherwise, depending on market prices and other conditions.
The increase in number of shares allowed to be repurchased	1,300,000
Repurchase expiration	This authorization does not have an expiration date.
US Cellular Common Shares | U.S. Cellular | Treasury Shares
Class of Stock [Line Items]
Number of shares acquired	571,000		1,276,000		1,235,000
Average cost per share	$ 35.11		$ 48.82		$ 42.76
Amount	$ 20,045,000	[1]	$ 62,294,000	[1]	$ 52,827,000	[1]

[1]	Amounts reported in the Consolidated Statement of Cash Flows may differ from these amounts due to repurchases and subsequent cash settlements occurring in different years.

Stock-Based Compensation, TDS Consolidated (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock based compensation
Stock-based compensation expense	$ 41,871,000	$ 36,837,000	$ 35,128,000
Income tax benefit	(15,848,000)	(13,862,000)	(13,288,000)
Total stock-based compensation expense, net of income taxes	26,023,000	22,975,000	21,840,000
Unrecognized compensation cost for all stock-based compensation awards	35,700,000
Weighted average period for recognition of unrecognized compensation cost for all stock-based compensation awards	1 year 8 months
Tax benefit from exercise of stock options and other awards	5,100,000
Cost of services and products
Stock based compensation
Stock-based compensation expense	3,308,000	2,888,000	2,290,000
Selling, general and administrative expense
Stock based compensation
Stock-based compensation expense	38,563,000	33,949,000	32,838,000
Long-Term Incentive Plans | Stock Options
Stock based compensation
Stock-based compensation expense	20,884,000	20,443,000	18,623,000
Long-Term Incentive Plans | Restricted Stock Units
Stock based compensation
Stock-based compensation expense	19,025,000	14,905,000	14,781,000
Long-Term Incentive Plans | Deferred Compensation Stock Units
Stock based compensation
Stock-based compensation expense	749,000	124,000	269,000
Employee Stock Purchase Plan
Stock based compensation
Stock-based compensation expense		485,000	566,000
Non-Employee Directors' Plan
Stock based compensation
Stock-based compensation expense	$ 1,213,000	$ 880,000	$ 889,000
TDS Parent Company | Long-Term Incentive Plans
Stock-based compensation, overview
Terms of award	Under the TDS 2011 Long-Term Incentive Plan, TDS may grant fixed and performance based incentive and non-qualified stock options, restricted stock, restricted stock units, and deferred compensation stock unit awards to key employees. On January 13, 2012, TDS shareholders approved Amendments to the Restated Certificate of Incorporation of TDS which included both a Share Consolidation Amendment and adoption of the TDS 2011 Long-Term Incentive Plan, which replaced the TDS 2004 Long-Term Incentive Plan.
TDS Parent Company | Long-Term Incentive Plans | Stock Options
Stock-based compensation, overview
Terms of award	Stock options granted to key employees are exercisable over a specified period not in excess of ten years. Stock options generally vest over periods up to three years from the date of grant. Stock options outstanding at December 31, 2012 expire between 2013 and 2022. However, vested stock options typically expire 30 days after the effective date of an employee’s termination of employment for reasons other than retirement. Employees who leave at the age of retirement have 90 days (or one year if they satisfy certain requirements) within which to exercise their vested stock options. The exercise price of options equals the market value of TDS common stock on the date of grant.
TDS Parent Company | Long-Term Incentive Plans | Stock Options | Minimum
Stock-based compensation, overview
Stock options expiration date	Apr 30, 2013
TDS Parent Company | Long-Term Incentive Plans | Stock Options | Maximum
Stock-based compensation, overview
Stock options expiration date	May 16, 2022
TDS Parent Company | Long-Term Incentive Plans | Restricted Stock Units
Stock-based compensation, overview
Terms of award	TDS also grants restricted stock unit awards to key employees. As of December 31, 2011, each restricted stock unit outstanding was convertible into one Special Common Share upon the vesting of such restricted stock units. As a result of the Share Consolidation Amendment each outstanding restricted stock unit was reclassified and became convertible into one Common Share Award. The restricted stock unit awards currently outstanding were granted in 2011 and 2012 and will vest in December 2013 and 2014, respectively.
TDS Parent Company | Long-Term Incentive Plans | Deferred Compensation Stock Units
Stock-based compensation, overview
Terms of award	Certain TDS employees may elect to defer receipt of all or a portion of their annual bonuses and to receive a company matching contribution on the amount deferred. All bonus compensation that is deferred by employees electing to participate is immediately vested and is deemed to be invested in TDS Common Share units. The amount of TDS’ matching contribution depends on the portion of the annual bonus that is deferred. Participants receive a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and a 33% match for amounts that exceed 50% of their total annual bonus; such matching contributions also are deemed to be invested in TDS Common Share units.
TDS Parent Company | Employee Stock Purchase Plan
Stock-based compensation, overview
Terms of award	The TDS 2009 Employee Stock Purchase Plan was terminated in the fourth quarter of 2011.
TDS Parent Company | Common Shares | Long-Term Incentive Plans
Stock-based compensation, overview
Shares reserved for equity awards granted and to be granted	13,952,000
TDS Parent Company | Common Shares | Non-Employee Directors' Plan
Stock-based compensation, overview
Shares reserved for equity awards granted and to be granted	33,000
TDS Parent Company | Common Shares | Automatic Dividend Reinvestment and Stock Purchase Plans
Stock-based compensation, overview
Shares reserved for equity awards granted and to be granted	260,000
TDS Parent Company | Series A Common Shares | Series A Common Share Automatic Dividend Reinvestment Plan
Stock-based compensation, overview
Shares reserved for equity awards granted and to be granted	18,000

Stock-Based Compensation, TDS excluding U.S. Cellular, Valuation model (Details) (TDS Parent Company, Long-Term Incentive Plans, Stock Options)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
TDS Parent Company | Long-Term Incentive Plans | Stock Options
Black Scholes valuation model assumptions
Expected life	5 years 6 months	5 years 6 months	5 years 4 months
Expected annual volatility rate	41.10%	37.60%	37.80%
Dividend yield	2.40%	1.60%	1.70%
Risk-free interest rate	0.90%	2.10%	2.10%
Estimated annual forfeiture rate	2.90%	3.00%	3.00%

Stock-Based Compensation, TDS excluding U.S. Cellular, Stock option rollforward schedules (Details) (USD $)	Dec. 31, 2012 Common Shares Stock Options Long-Term Incentive Plans	Dec. 31, 2011 TDS Parent Company Tandem Options 2004 Long-Term Incentive Plan	Dec. 31, 2010 TDS Parent Company Tandem Options 2004 Long-Term Incentive Plan	Dec. 31, 2012 TDS Parent Company Common Shares Stock Options Long-Term Incentive Plans	Dec. 31, 2011 TDS Parent Company Common Shares Stock Options Long-Term Incentive Plans	Dec. 31, 2011 TDS Parent Company Special Common Shares Stock Options 2004 Long-Term Incentive Plan	Dec. 31, 2010 TDS Parent Company Special Common Shares Stock Options 2004 Long-Term Incentive Plan
Stock compensation, stock option rollforward schedule, number of shares
Outstanding, begin of period		651,000	901,000	7,216,000		5,108,000	3,860,000
Exercisable options, begin of period		651,000	901,000	4,865,000		2,506,000	1,732,000
Granted options				1,702,000		1,034,000	1,387,000
Exercised options		(2,000)	(2,000)	(1,000)		(5,000)	(5,000)
Forfeited options				(106,000)		(34,000)	(105,000)
Expired options		(78,000)	(248,000)	(298,000)		(79,000)	(29,000)
Reclassification of Tandem Options due to Share Consolidation		(571,000)			1,192,000
Reclassification of Special Common Options due to Share Consolidation					6,024,000	(6,024,000)
Outstanding, end of period			651,000	8,513,000	7,216,000		5,108,000
Exercisable options, end of period			651,000	5,782,000	4,865,000		2,506,000
Stock compensation, stock option rollforward schedule, other information
Options outstanding, begin of period - weighted average exercise price		$ 69.6	$ 81.73	$ 33.89		$ 35.41	$ 38.46
Options exercisable, begin of period - weighted average exercise price		$ 69.6	$ 81.73	$ 36.67		$ 43.14	$ 48.91
Options granted, weighted average exercise price				$ 20.79		$ 29.94	$ 26.66
Options exercised, weighted average exercise price		$ 53.77	$ 45.53	$ 20.65		$ 26.95	$ 26.95
Options forfeited, weighted average exercise price				$ 23.81		$ 28.12	$ 29.64
Options expired, weighted average exercise price		$ 99.23	$ 113.56	$ 30.12		$ 35	$ 45.16
Options, reclassification of Tandem Options, weighted average exercise price		$ 65.64			$ 31.45
Options, reclassification of Special Common Options, weighted average exercise price					$ 34.38	$ 34.38
Options outstanding, end of period - weighted average exercise price			$ 69.6	$ 31.53	$ 33.89		$ 35.41
Options exercisable, end of period - weighted average exercise price			$ 69.6	$ 35.12	$ 36.67		$ 43.14
Options granted, weighted average grant date fair value				$ 6.28		$ 9.59	$ 8.37
Aggregate intrinsic value, options exercised		$ 30,000	$ 46,000	$ 4,000		$ 19,000	$ 17,000
Aggregate intrinsic value, options outstanding	2,279,000
Aggregate intrinsic value, impact of Share Consolidation		158,000
Aggregate intrinsic value, options exercisable				$ 68,000
Weighted average remaining contractual life, outstanding				6 years 5 months
Weighted average remaining contractual life, exercisable				5 years 2 months

Stock-Based Compensation, TDS excluding U.S. Cellular, Nonvested shares and other stock compensation disclosures (Details) (TDS Parent Company, Common Shares, USD $)
In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred Compensation Stock Units
Stock based compensation, Nonvested shares weighted average grant date fair value
Fair value of vested stock units	$ 0.1	$ 0.1	$ 0.1
Weighted average grant date fair value	$ 24.18	$ 28.15	$ 28.72
Shares issued and granted under stock compensation plans
Vested number of shares, unissued	205,000
Vested number of shares, unissued, fair value	4.5
Restricted Stock Units
Stock based compensation, Nonvested shares rollforward, number of shares
Nonvested stock units, begin of period - Number of shares	389,000
Granted number of shares	333,000
Vested number of shares	(151,000)
Forfeited number of shares	(24,000)
Nonvested stock units, end of period - Number of shares	547,000	389,000
Stock based compensation, Nonvested shares weighted average grant date fair value
Nonvested stock units - begin of period weighted average grant date fair value	$ 27.45
Granted weighted average grant date fair value	$ 19.62	$ 28.73	$ 25.53
Vested weighted average grant date fair value	$ 25.73
Forfeited weighted average grant date fair value	$ 24.1
Nonvested stock units - end of period weighted average grant date fair value	$ 23.44	$ 27.45
Fair value of vested stock units	$ 3.4	$ 4.1	$ 4.2
Shares issued and granted under stock compensation plans
Granted number of shares	333,000
Non-Employee Directors' Plan
Shares issued and granted under stock compensation plans
Shares issued	22,000	19,000	19,000

Stock-Based Compensation, U.S. Cellular, Overview and Valuation model (Details) (U.S. Cellular)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
2005 Long-Term Incentive Plan
Stock-based compensation, overview
Terms of award	Under the U.S. Cellular 2005 Long-Term Incentive Plan, U.S. Cellular may grant fixed and performance based incentive and non-qualified stock options, restricted stock, restricted stock units, and deferred compensation stock unit awards to key employees. At December 31, 2012, the only types of awards outstanding are fixed non-qualified stock option awards, restricted stock unit awards, and deferred compensation stock unit awards.
2005 Long-Term Incentive Plan | Stock Options
Stock-based compensation, overview
Terms of award	Stock options granted to key employees are exercisable over a specified period not in excess of ten years. Stock options generally vest over a period of three years from the date of grant. Stock options outstanding at December 31, 2012 expire between 2013 and 2022. However, vested stock options typically expire 30 days after the effective date of an employee’s termination of employment for reasons other than retirement. Employees who leave at the age of retirement have 90 days (or one year if they satisfy certain requirements) within which to exercise their vested stock options. The exercise price of options equals the market value of U.S. Cellular Common Shares on the date of grant.
2005 Long-Term Incentive Plan | Stock Options | Minimum
Stock-based compensation, overview
Stock options expiration date	Mar 31, 2013
2005 Long-Term Incentive Plan | Stock Options | Maximum
Stock-based compensation, overview
Stock options expiration date	Oct 15, 2022
2005 Long-Term Incentive Plan | Restricted Stock Units
Stock-based compensation, overview
Terms of award	U.S. Cellular grants restricted stock unit awards, which generally vest after three years, to key employees. U.S. Cellular estimates the fair value of restricted stock units based on the closing market price of U.S. Cellular shares on the date of grant. The fair value is then recognized as compensation cost on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period.
2005 Long-Term Incentive Plan | Deferred Compensation Stock Units
Stock-based compensation, overview
Terms of award	Certain U.S. Cellular employees may elect to defer receipt of all or a portion of their annual bonuses and to receive a company matching contribution on the amount deferred. All bonus compensation that is deferred by employees electing to participate is immediately vested and is deemed to be invested in U.S. Cellular Common Share stock units. The amount of U.S. Cellular’s matching contribution depends on the portion of the annual bonus that is deferred. Participants receive a 25% match for amounts deferred up to 50% of their total annual bonus and a 33% match for amounts that exceed 50% of their total annual bonus; such matching contributions also are deemed to be invested in U.S. Cellular Common Share stock units.
2009 Employee Stock Purchase Plan
Stock-based compensation, overview
Terms of award	The U.S. Cellular 2009 Employee Stock Purchase Plan was terminated in the fourth quarter of 2011.
US Cellular Common Shares | 2005 Long-Term Incentive Plan
Stock-based compensation, overview
Shares reserved for equity awards granted and to be granted	5,662,000
US Cellular Common Shares | 2005 Long-Term Incentive Plan | Stock Options
Black Scholes valuation model assumptions
Expected life	4 years 6 months	4 years 4 months
Expected annual volatility rate, minimum	40.70%	43.40%	26.90%
Expected annual volatility rate, maximum	42.60%	44.80%	43.90%
Dividend yield	0.00%	0.00%	0.00%
Risk-free interest rate, minimum	0.50%	0.70%	0.40%
Risk-free interest rate, maximum	0.90%	2.00%	3.10%
Estimated annual forfeiture rate, minimum	0.00%	0.00%	0.00%
Estimated annual forfeiture rate, maximum	9.10%	7.80%	8.40%
US Cellular Common Shares | 2005 Long-Term Incentive Plan | Stock Options | Minimum
Black Scholes valuation model assumptions
Expected life			11 months
US Cellular Common Shares | 2005 Long-Term Incentive Plan | Stock Options | Maximum
Black Scholes valuation model assumptions
Expected life			8 years
US Cellular Common Shares | Non-Employee Directors' Plan
Stock-based compensation, overview
Shares reserved for equity awards granted and to be granted	25,000

Stock-Based Compensation, U.S. Cellular, Stock option rollforward schedules (Details) (U.S. Cellular, US Cellular Common Shares, 2005 Long-Term Incentive Plan, Stock Options, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
U.S. Cellular | US Cellular Common Shares | 2005 Long-Term Incentive Plan | Stock Options
Stock compensation, stock option rollforward schedule, number of shares
Outstanding, begin of period	2,437,000	2,262,000	2,029,000
Exercisable options, begin of period	1,321,000	1,151,000	1,046,000
Granted options	580,000	595,000	831,000
Exercised options	(41,000)	(173,000)	(317,000)
Forfeited options	(97,000)	(72,000)	(88,000)
Expired options	(116,000)	(175,000)	(193,000)
Outstanding, end of period	2,763,000	2,437,000	2,262,000
Exercisable options, end of period	1,657,000	1,321,000	1,151,000
Stock compensation, stock option rollforward schedule, other information
Options outstanding, begin of period - weighted average exercise price	$ 50.1	$ 49.12	$ 51.37
Options exercisable, begin of period - weighted average exercise price	$ 53.68	$ 54.64	$ 54.4
Options granted, weighted average exercise price	$ 40.7	$ 51.7	$ 41.98
Options exercised, weighted average exercise price	$ 34.27	$ 37.5	$ 38.6
Options forfeited, weighted average exercise price	$ 44.81	$ 45.97	$ 44.28
Options expired, weighted average exercise price	$ 52.92	$ 57.05	$ 61.5
Options granted, weighted average grant date fair value	$ 14.71	$ 19.42	$ 13.75
Options outstanding, end of period - weighted average exercise price	$ 48.43	$ 50.1	$ 49.12
Options exercisable, end of period - weighted average exercise price	$ 51.2	$ 53.68	$ 54.64
Aggregate intrinsic value, options exercised	$ 205,000	$ 2,099,000	$ 1,555,000
Aggregate intrinsic value, options outstanding	513,000
Aggregate intrinsic value, options exercisable	$ 513,000
Weighted average remaining contractual life, outstanding	6 years 7 months
Weighted average remaining contractual life, exercisable	5 years 4 months

Stock-Based Compensation, U.S. Cellular, Nonvested shares and other stock compensation disclosures (Details) (U.S. Cellular, US Cellular Common Shares, USD $)
In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
2005 Long-Term Incentive Plan | Restricted Stock Units
Stock based compensation, Nonvested shares rollforward, number of shares
Nonvested stock units, begin of period - Number of shares	845,000
Granted number of shares	468,000
Vested number of shares	(225,000)
Forfeited number of shares	(75,000)
Nonvested stock units, end of period - Number of shares	1,013,000	845,000
Stock based compensation, Nonvested shares weighted average grant date fair value
Nonvested stock units - begin of period weighted average grant date fair value	$ 42.48
Granted weighted average grant date fair value	$ 39.75	$ 49.35	$ 42.21
Vested weighted average grant date fair value	$ 32.96
Forfeited weighted average grant date fair value	$ 43.74
Nonvested stock units - end of period weighted average grant date fair value	$ 43.24	$ 42.48
Fair value of vested stock units	$ 8.9	$ 9.5	$ 4.7
2005 Long-Term Incentive Plan | Deferred Compensation Stock Units
Stock based compensation, Nonvested shares weighted average grant date fair value
Granted weighted average grant date fair value	$ 42.37	$ 48.72	$ 40.76
Fair value of vested stock units	0.1	0.1	0.4
Shares issued and granted under stock compensation plans
Vested number of shares, unissued	7,000
Vested number of shares, unissued, fair value	$ 0.2
Non-Employee Directors' Plan
Shares issued and granted under stock compensation plans
Shares issued	7,600	6,600	9,000

Business Segment (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Business Segment Information
Operating revenues	$ 5,345,277		$ 5,180,471		$ 4,986,829
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	2,272,570		2,050,644		1,924,863
Selling, general and administrative expense	2,033,901		2,002,359		1,998,463
Adjusted OIBDA	1,038,806	[1],[2]	1,127,468	[1],[2]	1,063,503	[1],[2]
Depreciation, amortization and accretion expense	813,626		765,776		755,649
Loss on impairment of assets	515
(Gain) loss on asset disposals and exchanges, net	19,741		(810)		11,763
(Gain) loss on sale of business and other exit costs, net	21,061
Operating income (loss)	183,863		362,502		296,091
Equity in earnings of unconsolidated entities	92,867		82,538		98,074
Interest and dividend income	9,248		9,145		10,508
Gain (loss) on investment	(3,718)		24,103
Interest expense (Capitalized interest)	86,745		118,201		116,810
Other, net	720		3,658		(2,089)
Income before income taxes	196,235		363,745		285,774
Investments in unconsolidated entities	179,921		173,710		197,922
Total assets	8,623,900		8,201,005		7,696,117
Capital expenditures	1,004,621		987,218		755,032
U.S. Cellular
Business Segment Information
Operating revenues	4,452,084		4,343,346		4,177,681
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	1,882,752		1,721,181		1,611,221
Selling, general and administrative expense	1,764,933		1,769,701		1,783,315
Adjusted OIBDA	804,399	[1],[2]	852,464	[1],[2]	783,145	[1],[2]
Depreciation, amortization and accretion expense	608,633		573,557		570,955
(Gain) loss on asset disposals and exchanges, net	18,088		(1,873)		10,717
(Gain) loss on sale of business and other exit costs, net	21,022
Operating income (loss)	156,656		280,780		201,473
Equity in earnings of unconsolidated entities	90,364		83,566		97,318
Interest and dividend income	3,644		3,395		3,808
Gain (loss) on investment	(3,718)		11,373
Interest expense (Capitalized interest)	42,393		65,614		61,555
Other, net	500		(678)		72
Income before income taxes	205,053		312,822		241,116
Investments in unconsolidated entities	144,531		138,096		160,847
Total assets	6,587,450		6,327,976		5,875,549
Capital expenditures	836,748		782,526		583,134
TDS Telecom ILEC
Business Segment Information
Operating revenues	578,412		597,811		606,844
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	192,514		191,591		192,699
Selling, general and administrative expense	170,493		158,302		168,783
Adjusted OIBDA	215,405	[1],[2]	247,918	[1],[2]	245,362	[1],[2]
Depreciation, amortization and accretion expense	150,557		145,687		146,351
(Gain) loss on asset disposals and exchanges, net	535		1,043		572
(Gain) loss on sale of business and other exit costs, net	39
Operating income (loss)	64,274		101,188		98,439
Equity in earnings of unconsolidated entities	10		8		13
Interest and dividend income	2,805		3,252		2,833
Interest expense (Capitalized interest)	(2,458)		(2,406)		(711)
Other, net	(353)		2,720		(2,474)
Income before income taxes	69,194		109,574		99,522
Investments in unconsolidated entities	3,809		3,808		13
Total assets	1,407,892		1,376,131		1,443,548
Capital expenditures	137,115		141,802		123,645
TDS Telecom CLEC
Business Segment Information
Operating revenues	173,397		180,332		187,984
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	89,949		91,348		96,934
Selling, general and administrative expense	66,886		64,509		64,107
Adjusted OIBDA	16,562	[1],[2]	24,475	[1],[2]	26,943	[1],[2]
Depreciation, amortization and accretion expense	21,969		21,976		24,679
(Gain) loss on asset disposals and exchanges, net	485		85		362
Operating income (loss)	(5,892)		2,414		1,902
Interest and dividend income	280		296		293
Interest expense (Capitalized interest)	(216)		(296)		(180)
Other, net			(1)
Income before income taxes	(5,396)		3,005		2,375
Total assets	111,806		118,231		123,762
Capital expenditures	21,465		22,361		20,303
TDS Telecom HMS
Business Segment Information
Operating revenues	113,010		47,180		10,550
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	75,781		23,502		3,599
Selling, general and administrative expense	34,193		15,647		4,237
Adjusted OIBDA	3,036	[1],[2]	8,031	[1],[2]	2,714	[1],[2]
Depreciation, amortization and accretion expense	20,568		12,867		3,024
(Gain) loss on asset disposals and exchanges, net	108		115		197
Operating income (loss)	(17,640)		(4,951)		(507)
Interest and dividend income	25				1
Interest expense (Capitalized interest)	1,160		78		59
Other, net	(1)		(9)		(4)
Income before income taxes	(18,776)		(5,038)		(569)
Total assets	267,798		209,109		34,537
Capital expenditures	15,344		26,999		13,357
TDS Telecom Eliminations
Business Segment Information
Operating revenues	(10,313)		(9,935)		(9,536)
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	(8,650)		(8,238)		(8,848)
Selling, general and administrative expense	(1,663)		(1,697)		(688)
TDS Telecom
Business Segment Information
Operating revenues	854,506		815,388		795,842
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	349,594		298,203		284,384
Selling, general and administrative expense	269,909		236,761		236,439
Adjusted OIBDA	235,003	[1],[2]	280,424	[1],[2]	275,019	[1],[2]
Depreciation, amortization and accretion expense	193,094		180,530		174,054
(Gain) loss on asset disposals and exchanges, net	1,128		1,243		1,131
(Gain) loss on sale of business and other exit costs, net	39
Operating income (loss)	40,742		98,651		99,834
Equity in earnings of unconsolidated entities	10		8		13
Interest and dividend income	3,110		3,548		3,127
Interest expense (Capitalized interest)	(1,514)		(2,624)		(832)
Other, net	(354)		2,710		(2,478)
Income before income taxes	45,022		107,541		101,328
Investments in unconsolidated entities	3,809		3,808		13
Total assets	1,787,496		1,703,471		1,601,847
Capital expenditures	173,924		191,162		157,305
Non-Reportable Segment
Business Segment Information
Operating revenues	60,830	[3]	45,133	[3]	40,167	[3]
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	42,150	[3]	32,952	[3]	31,019	[3]
Selling, general and administrative expense	16,189	[3]	8,609	[3]	6,307	[3]
Adjusted OIBDA	2,491	[1],[2],[3]	3,572	[1],[2],[3]	2,841	[1],[2],[3]
Depreciation, amortization and accretion expense	6,102	[3]	3,021	[3]	1,888	[3]
Loss on impairment of assets	515	[3]
(Gain) loss on asset disposals and exchanges, net	(1)	[3]	(197)	[3]	(76)	[3]
Operating income (loss)	(4,125)	[3]	748	[3]	1,029	[3]
Interest and dividend income	8	[3]	2	[3]
Interest expense (Capitalized interest)	3,938	[3]	1,359	[3]	430	[3]
Other, net	575	[3]	650	[3]	616	[3]
Income before income taxes	(7,480)	[3]	41	[3]	1,215	[3]
Total assets	62,931	[3]	68,870	[3]	22,709	[3]
Capital expenditures	1,789	[3]	3,206	[3]	1,029	[3]
Other Reconciling Items
Business Segment Information
Operating revenues	(22,143)	[4]	(23,396)	[4]	(26,861)	[4]
Cost of services and products (excluding Depreciation, amortization and accretion expense reported below)	(1,926)	[4]	(1,692)	[4]	(1,761)	[4]
Selling, general and administrative expense	(17,130)	[4]	(12,712)	[4]	(27,598)	[4]
Adjusted OIBDA	(3,087)	[1],[2],[4]	(8,992)	[1],[2],[4]	2,498	[1],[2],[4]
Depreciation, amortization and accretion expense	5,797	[4]	8,668	[4]	8,752	[4]
(Gain) loss on asset disposals and exchanges, net	526	[4]	17	[4]	(9)	[4]
Operating income (loss)	(9,410)	[4]	(17,677)	[4]	(6,245)	[4]
Equity in earnings of unconsolidated entities	2,493	[4]	(1,036)	[4]	743	[4]
Interest and dividend income	2,486	[4]	2,200	[4]	3,573	[4]
Gain (loss) on investment			12,730	[4]
Interest expense (Capitalized interest)	41,928	[4]	53,852	[4]	55,657	[4]
Other, net	(1)	[4]	976	[4]	(299)	[4]
Income before income taxes	(46,360)	[4]	(56,659)	[4]	(57,885)	[4]
Investments in unconsolidated entities	31,581	[4]	31,806	[4]	37,062	[4]
Total assets	186,023	[4]	100,688	[4]	196,012	[4]
Capital expenditures	$ (7,840)	[4]	$ 10,324	[4]	$ 13,564	[4]

[1]	Adjusted OIBDA is defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the loss on impairment of assets (if any); the net gain or loss on asset disposals and exchanges (if any); and the net gain or loss on sale of business and other exit costs (if any). Adjusted OIBDA excludes the loss on impairment of assets (if any), the net gain or loss on asset disposals and exchanges (if any), and the net gain or loss on sale of business and other exit costs (if any) in order to show operating results on a more comparable basis from period to period. TDS does not intend to imply that any of such amounts that are excluded are non-recurring, infrequent or unusual; such gains or losses may occur in the future.
[2]	Adjusted OIBDA is a segment measure reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. This amount may also be commonly referred to by management as operating cash flow. TDS believes this measure provides useful information to investors regarding TDS’ financial condition and results of operations because it highlights certain key cash and non-cash items and their impacts on cash flows from operating activities. This amount should not be confused with Cash flows from operating activities, which is a component of the Consolidated Statement of Cash Flows.
[3]	Represents Suttle-Straus and, as of September 23, 2011, Airadigm.
[4]	Consists of corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

Supplemental Cash Flow Disclosures (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Supplemental cash flow disclosures
Interest paid	$ 88,208		$ 96,174		$ 114,996
Income taxes paid (refunded)	(62,042)		(66,994)		87,139
Supplemental cash flows, stock based compensation
Net cash receipts (disbursements) from exercise of stock options and vesting of other stock awards	(1,119)		32		309
U.S. Cellular
Supplemental cash flows, stock based compensation
Cash receipts upon exercise of stock options	900		5,447		3,574
Cash disbursements for payments of taxes	(3,105)	[1]	(3,512)	[1]	(3,065)	[1]
Net cash receipts (disbursements) from exercise of stock options and vesting of other stock awards	(2,205)		1,935		509
TDS Parent Company
Supplemental cash flows, stock based compensation
Cash receipts upon exercise of stock options	16		1,463		1,657
Cash disbursements for payments of taxes	(1,135)	[1]	(1,431)	[1]	(1,348)	[1]
Net cash receipts (disbursements) from exercise of stock options and vesting of other stock awards	(1,119)		32		309
Common Shares | U.S. Cellular
Supplemental cash flows, stock based compensation
Shares withheld	92,846	[2]	120,250	[2]	310,388	[2]
Aggregate value of shares withheld	3,604		5,952		13,527
Common Shares | TDS Parent Company
Supplemental cash flows, stock based compensation
Shares withheld	49,840	[2]
Aggregate value of shares withheld	1,102
Special Common Shares | TDS Parent Company
Supplemental cash flows, stock based compensation
Shares withheld	1,381	[2]	65,638	[2]	43,580	[2]
Aggregate value of shares withheld	$ 33		$ 1,537		$ 1,348

[1]	In certain situations, TDS and U.S. Cellular withhold shares that are issuable upon the exercise of stock options or the vesting of restricted shares to cover, and with a value equivalent to, the exercise price and/or the amount of taxes required to be withheld from the stock award holder at the time of the exercise or vesting. TDS and U.S. Cellular then pay the amount of the required tax withholdings to the taxing authorities in cash.
[2]	Such shares were withheld to cover the exercise price of stock options, if applicable, and required tax withholdings.

Certain Relationships and Related Transactions (Details) (USD $)	12 Months Ended							0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Southeast Asset Management ("SEAM")	Dec. 31, 2012 Sidley Austin LLP	Dec. 31, 2011 Sidley Austin LLP	Dec. 31, 2010 Sidley Austin LLP	Sep. 29, 2010 Special Common Shares TDS Parent Company Southeast Asset Management ("SEAM")
Certain relationships and related transactions
Legal expense					$ 13,600,000	$ 13,700,000	$ 14,000,000
Description of related transaction				On September 29, 2010, TDS repurchased 272,323 Special Common Shares at the then current market price on the NYSE for a total price of $7.7 million, or an average of $28.24 per Special Common Share including broker fees, from an affiliate of Southeastern Asset Management, Inc. (“SEAM”). This transaction was not solicited by TDS and TDS did not enter into any agreements with SEAM. The September 29, 2010, transaction was effected by TDS’ broker pursuant to TDS’ existing institutional brokerage account agreement on the NYSE pursuant to Rule 10b-18 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The repurchase was made under TDS’ share repurchase authorization that was in effect at the time of such repurchase. At the time of the share repurchase by TDS, SEAM was a related party as defined by the SEC because it was a beneficial owner of more than 5% of TDS Special Common Shares.	The following persons are partners of Sidley Austin LLP, the principal law firm of TDS and its subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of a voting trust that controls TDS, the non-executive Chairman of the Board and member of the Board of Directors of TDS and a director of U.S. Cellular, a subsidiary of TDS; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel of U.S. Cellular and TDS Telecommunications Corporation and an Assistant Secretary of certain subsidiaries of TDS. Walter C.D. Carlson does not provide legal services to TDS or its subsidiaries. TDS, U.S. Cellular and their subsidiaries incurred legal costs from Sidley Austin LLP of $13.6 million in 2012, $13.7 million in 2011 and $14.0 million in 2010.
Date								Sep 29, 2010
Number of shares acquired								272,323
Shares purchased	$ 20,026,000	$ 21,500,000	$ 68,053,000					$ 7,700,000
Average cost per share								$ 28.24

Subsequent Events (Details) (Baja Broadband, LLC, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012 number
Baja Broadband, LLC
Subsequent events
Subsequent event, date	Feb 25, 2013
Subsequent event, description	On February 25, 2013, TDS entered into an Asset Purchase Agreement with Baja Broadband, LLC (“Baja”) to acquire substantially all of the assets of Baja for $267.5 million in cash, subject to a working capital adjustment. Baja is a cable company that passes approximately 212,000 households in markets in Colorado, New Mexico, Texas, and Utah and offers video, broadband and voice services. The transaction is subject to governmental regulatory approvals, compliance with the Hart-Scott-Rodino Act and other conditions. Subject to approvals, the transaction is expected to close in the third quarter of 2013
Subsequent event, amount	$ 267.5
Households passed	212,000